                                                            Semiannual Report
                                                            as of April 30, 2000


                EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS



                           [LOGO OF EVERGREEN FUNDS]     [LOGO OF SERVICE AWARD]

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                               Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders .......................................   1

Evergreen Emerging Markets Growth Fund
  Fund at a Glance ...........................................   2
  Portfolio Manager Interview ................................   3

Evergreen Global Leaders Fund
  Fund at a Glance ...........................................   6
  Portfolio Manager Interview ................................   7

Evergreen Global Opportunities Fund
  Fund at a Glance ...........................................  11
  Portfolio Manager Interview ................................  12

Evergreen International Growth Fund
  Fund at a Glance ...........................................  16
  Portfolio Manager Interview ................................  17

Evergreen Latin America Fund
  Fund at a Glance ...........................................  20
  Portfolio Manager Interview ................................  21

Evergreen Perpetual Global Fund
  Fund at a Glance ...........................................  24
  Portfolio Manager Interview ................................  25

Evergreen Perpetual International Fund
  Fund at a Glance ...........................................  28
  Portfolio Manager Interview ................................  29

Evergreen Precious Metals Fund
  Fund at a Glance ...........................................  32
  Portfolio Manager Interview ................................  33

Financial Highlights
  Evergreen Emerging Markets Growth Fund... ..................  36
  Evergreen Global Leaders Fund ..............................  38
  Evergreen Global Opportunities Fund ........................  40
  Evergreen International Growth Fund ........................  42
  Evergreen Latin America Fund ...............................  44
  Evergreen Perpetual Global Fund ............................  46
  Evergreen Perpetual International Fund .....................  48
  Evergreen Precious Metals Fund .............................  50

Schedule of Investments
  Evergreen Emerging Markets Growth Fund... ..................  52
  Evergreen Global Leaders Fund ..............................  56
  Evergreen Global Opportunities Fund ........................  59
  Evergreen International Growth Fund ........................  63
  Evergreen Latin America Fund ...............................  67
  Evergreen Perpetual Global Fund ............................  70
  Evergreen Perpetual International Fund .....................  76
  Evergreen Precious Metals Fund .............................  82

Statements of Assets and Liabilities .........................  85

Statements of Operations .....................................  86

Statements of Changes in Net Assets ..........................  88

Combined Notes to Financial Statements .......................  93

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                                Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with over $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees, charges and other ongoing expenses, and should be read carefully before investing or sending money.

Mutual Funds:      NOT FDIC INSURED      MAY LOSE VALUE      NOT BANK GUARANTEED

                          Evergreen Distributor,Inc.
Evergreen FundsSM is a Service Mark of Evergreen Investment Services,Inc.

                            Letter to Shareholders
                            ----------------------
                                  June  2000

      [PHOTO]

  William M. Ennis
  President and CEO

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen International and Global Growth Funds semiannual report, which covers the six-month period ended April 30, 2000.

International and U.S. Markets Experience Volatility

During the past six months, U.S. and international equity markets experienced significant ups and downs. In many ways, overseas markets mirrored the activity of the U.S. as technology, communications and biotechnology stocks reigned supreme during the first half of the period only to undergo a volatile environment during the latter half of the period. Moreover, weakness in the euro, the Japanese yen and the British pound all undercut gains outside of the U.S. The overvaluation of technology issues prompted investors to seek investments in market sectors that were more reasonably priced. While these sectors experienced sharp corrections late in the period, they remain favored sectors.

Despite the recent volatility and the potential effects of interest rate increases in the U.S., we believe investors remain generally positive about domestic and international markets and their long-term potential. At Evergreen, we believe these economies are still fundamentally strong and remain cautiously optimistic about continued growth in the markets.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should assist you in choosing the most appropriate for your portfolio.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

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                                   EVERGREEN
                         Emerging Markets Growth Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of April 30, 2000

"We will continue to concentrate on having a well diversified portfolio of companies with solid balance sheets and historically growing income. The stocks of many of these companies have been trading at exceptionally attractive prices."

                              Portfolio Management
                              --------------------

                  [PHOTO APPEARS HERE]     [PHOTO APPEARS HERE]
                    Liu-Er Chen, CFA       Antonio T. Docal, CFA
                   Tenure:  May 1999        Tenure:  May 1999


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE 1
--------------------------------------------------------------------------------

Morningstar's Style Box is based on a portfolio date as of 4/30/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund incurs 12b-1 expenses of 0.25% for Class A and 1.00% for Classes B and
C. Class Y does not pay a 12b-1 fee. Returns reflect expense limits previously in effect, without which returns would have been lower.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of April 30, 2000 and subject to change.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS 2
--------------------------------------------------------------------------------

Portfolio Inception Date: 9/6/1994  Class A     Class B   Class C  Class Y
Class Inception Date                9/6/1994    9/6/1994  9/6/1994 9/6/1994
Average Annual Returns *
6 month with sales charge           12.47%      12.65%    15.74%    n/a
6 month w/o sales charge            18.03%      17.65%    17.74%   18.28%
1 year with sales charge            19.96%      20.00%    23.38%    n/a
1 year w/o sales charge             26.00%      25.00%    25.38%   26.33%
5 years                              7.52%       7.42%     7.79%    8.90%
Since Portfolio Inception            1.42%       1.36%     1.56%    2.59%
Maximum Sales Charge                 4.75%       5.00%     2.00%    n/a
                                   Front End     CDSC      CDSC

*Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

               Class A      MSCI EMF      MSCI EAFE       CPI

  9/6/94        9,525        10,000         10,000       10,000
 4/30/95        7,171         7,838         10,479       10,167
10/31/95        7,523         7,912         10,328       10,288
 4/30/96        8,784         8,965         11,710       10,462
10/31/96        8,104         8,425         11,444       10,596
 4/30/97        9,205         9,350         11,640       10,723
10/31/97        9,578         7,710         12,007       10,817
 4/30/98       10,569         7,991         13,879       10,877
10/31/98        7,759         5,321         13,202       10,977
 4/30/99        8,589         7,177         15,240       11,124
10/31/99        9,171         7,696         16,287       11,258
 4/30/00       10,826         8,763         17,400       11,487


Comparison of a $10,000 investment in Evergreen Emerging Markets Growth Fund, Class A shares2, versus a similar investment in the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF), the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EMF and the MSCI EAFE are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a single country or region may face increased risk of price fluctuation over more diversified funds due to adverse developments within that country or region.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Emerging Markets Growth Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended April 30, 2000 the Evergreen Emerging Markets Fund Class A shares had a total return of 18.03%. During the same six-month period, the Morgan Stanley Capital International Emerging Markets Free Index returned 13.87%, while the median return of free emerging markets funds was 18.37%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund returns are before deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                   $78,974,084
Number of Holdings                                                         162

What was the investment environment like in emerging markets during the six-month period?

The six months actually encompassed two different periods in the emerging markets. The first four months, from November 1999 through February 2000, brought a continuation of the rally that began earlier in 1999, as emerging markets recovered from the financial crisis of 1997 and 1998. This market move was spurred on by acceleration of global economic growth, rising commodity prices, attractive valuations in emerging markets, political and economic reforms, and explosive performance in technology, media and telecommunication industries in equity markets throughout the world.

This sustained rally was interrupted in the final two months of the period, as fears of high stock valuations of technology companies and the effects of interest rate increases in the United States caused investors to avoid riskier assets, including technology stocks and emerging market stocks.

While the stock markets fluctuated, the actual economies of emerging nations continued to recover.

In Latin America, economic fundamentals were strong, with high growth rates in gross domestic product, stable to declining interest rates, and rising corporate profitability. Corporate earnings rates in Latin America are expected to rise by 20% in 2000. In emerging European markets, economic fundamentals also were good, as the region appeared to be moving towards convergence with Western Europe. Concerns about Hungary and Poland abated, while aid from the International Monetary Fund helped Turkey. In Russia, the resignation of President Yeltsin and the rise of Vladimir Putin as his successor appeared to bring greater stability and confidence to a volatile situation.

Emerging Asian markets also showed progress. The economies of countries such as Indonesia and Thailand continued to recover from the economic crisis of the previous two years, while other countries such as Korea had already advanced to almost full recovery. Local political factors continued to weigh on Asian countries, however, with elections in Thailand and Korea adding some uncertainty to the local outlooks. Political controversy in the Philippines, for example, contributed to relatively poor market performance.

Investments in South Africa were hurt by political instability in neighboring Southern African nations.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Emerging Markets Growth Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

What were your principal strategies during the period?

We kept the Fund well diversified, with country weightings similar to that of the MSCI Emerging Market Index. Our largest weightings tended to be in the most developed, most liquid markets, where stocks are most easily traded. Within each country, we concentrated on fundamental company analysis, picking stocks based on analysis of the underlying strengths of each company.

Relative to the MSCI Emerging Markets Index, the Fund's largest over-weightings were in Mexico and Turkey, while under-weighted countries included Russia, South Africa, Greece, Israel and Chile.

In keeping with our stock selection style, the industry allocations were well diversified.

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 4/30/2000 net assets)

Telecommunication Services                                               22.3%
Information Technology                                                   18.4%
Financials                                                               17.5%
Consumer Discretionary                                                    9.6%
Materials                                                                 8.6%

                               Top 10 Countries
                               ----------------
                   (as a percentage of 4/30/2000 net assets)

Mexico                                                                   13.0%
Korea                                                                    12.4%
Taiwan                                                                   11.9%
Brazil                                                                   10.2%
India                                                                     7.9%
Turkey                                                                    7.2%
South Africa                                                              4.7%
Hong Kong                                                                 3.6%
Greece                                                                    3.4%
Israel                                                                    3.3%

What were some of the investments that contributed to performance?

Relative to the benchmark, Turkey was our largest over-weighting, and that market performed well. Vestel Electronics, a television manufacturer taking advantages of technological improvements in digital TV and set-top control boxes, was a particularly strong performer. Vestel, which sells most of its products in Western Europe, is developing new products utilizing advances in the internet.

The Fund's second largest position in Korea, Samsung Electronics, also performed very well. Samsung has grown to become a leading force in the global electronics industry, and is a market leader in the manufacture of DRAM memory chips, wireless telephone systems, and thin-film transistors.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Emerging Markets Growth Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

In Latin America, one of the leading investments was in Embraer, the Brazilian manufacturer of jet aircraft for the airline industry. Embraer has grown to be one of the world's leading companies in the manufacture of jet aircraft with seating capacity for fewer than 100 passengers.

On the negative side, the Fund's under-weighting in Russia held back performance, as that country's equity market rebounded strongly amid hopes of political reform and stability under President Putin.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 4/30/2000 net assets)

Telefonos de Mexico SA, ADR ("Telmex")                                   4.7%
Samsung Electronics                                                      3.4%
Taiwan Semiconductor                                                     3.1%
Vestel Electronik Sanayi ve Ticaret AS                                   2.5%
Mahanagar Telephone Nigam Ltd., GDR                                      1.9%
United Microelectronics Corp.                                            1.9%
Hellenic Telecommunications
Organization SA, GDR                                                     1.8%
Korea Electric Power Corp., ADR                                          1.7%
Turkiye Garanti Bankasi AS                                               1.7%
Embraer-Empresa Brasileira de Aeronautica SA                             1.7%

What is your outlook for emerging markets?

We believe the emerging markets hold great potential value for investors. The corrections in these markets in March and April had more to do with questions about technology valuations and interest rates in the United States than they did with the underlying fundamentals of emerging markets.

We believe economic growth should be healthy throughout the world and commodity prices should continue to be firm. This should be a very favorable environment for emerging markets.

We will continue to concentrate on having a well diversified portfolio of companies with solid balance sheets and historically growing income. The stocks of many of these companies have been trading at exceptionally attractive prices.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Global Leaders Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of April 30, 2000

"Despite the incredible challenges of the past six months,we believe that we are well positioned from a company-specific,industry and geographic allocation to benefit in the coming months."

                              Portfolio Management
                              --------------------

                   Edwin D. Miska           Anthony T. Han, CFA
               Tenure:  November 1995      Tenure: January 2000


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE 1
--------------------------------------------------------------------------------

Morningstar's Style Box is based on a portfolio date as of 4/30/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

All data is as of April 30, 2000 and subject to change.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS 2
--------------------------------------------------------------------------------

Portfolio Inception Date: 11/1/1995   Class A    Class B    Class C    Class Y
Class Inception Date                  6/3/1996   6/3/1996   6/3/1996   11/1/1995
Average Annual Returns *
6 month with sales charge              1.14%      0.85%      3.86%      n/a
6 month w/o sales charge               6.21%      5.85%      5.86%      6.31%
1 year with sales charge               7.38%      6.97%      9.99%      n/a
1 year w/o sales charge               12.72%     11.97%     11.99%     13.08%
Since Portfolio Inception             14.98%     15.27%     15.50%     16.53%
Maximum Sales Charge                   4.75%      5.00%      2.00       n/a
                                     Front End    CDSC       CDSC
6-month capital gain distributions
per share                             $0.32      $0.32      $0.32      $0.32

*Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

              Class A     MSCI World     CPI

 11/1/95        9,525       10,000      10,000
 4/30/96       10,643       10,980      10,176
10/31/96       11,390       11,289      10,306
 4/30/97       11,984       12,169      10,430
10/31/97       13,083       13,237      10,521
 4/30/98       15,327       15,762      10,579
10/31/98       14,364       15,313      10,677
 4/30/99       16,613       18,342      10,820
10/31/99       17,635       19,192      10,951
 4/30/00       18,731       20,659      11,173

Comparison of a $10,000 investment in Evergreen Global Leaders Fund, Class A shares2, versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Global Leaders Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended April 30, 2000, the Evergreen Global Leaders Fund Class A shares had a total return of 6.21%. During the same six-month period, the Morgan Stanley Capital International World Index returned 7.49%, while the median return of global funds was 13.15%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund returns are before deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                  $422,237,362
Number of Holdings                                                         105

What factors influenced the Fund's performance?

The Fund's returns were realized during an unusual time in the world's equity markets that actually encompassed three different periods. During November and December 1999, the first two months of the six-month period, stock markets throughout the world rallied on strong synchronized global expansion. While the large-cap, industry-leading companies in which the Fund invests participated in this rally, they did not benefit as strongly as did smaller cap, internet-related technology stocks or emerging markets companies. Moreover, weakness in the euro, the Japanese yen and the British pound all undercut gains outside the U.S.

The second period, which encompassed the first two months of 2000, was more difficult for global stock investing in general, as evidenced by negative returns of market indices in 19 of the 23 countries in which the Fund invests.

During this period, positive performance tended to be focused narrowly in the so-called "TMT stocks" of the technology, media and telecommunications industries, the "new economy". Broadly diversified strategies such as those employed by the Fund were not rewarded and most individual issues outside this focus depreciated in value. This speculative run climaxed in mid-March, and was followed by a steep and swift sell-off. Money was rotated aggressively out of these areas and back into "old economy" established names.

The final six weeks of the period marked a return toward fundamental investing principles. Market leadership began to broaden again to include companies that were able to show strong earnings growth, regardless of the industry in which they were achieved. Investor fascination waned with internet, technology and bio-tech stocks, many of which had no record of earnings and no prospects for any. The Fund regained momentum during this period, and performed well relative to the overall markets.

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 4/30/2000 net assets)

Consumer Discretionary                                                  22.6%
Financials                                                              17.8%
Information Technology                                                  17.7%
Industrials                                                             14.0%
Health Care                                                              9.8%

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Global Leaders Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

What were your principal strategies during the six-month period?

We kept our country allocations relatively consistent, with about 48.0% of net assets invested in the U.S. down slightly from 49.5% at October 31, 1999. Investments in the United Kingdom increased somewhat, from 7.4% of net assets on October 31, 1999, to 10.1% on April 30, 2000. At the same time, investments in Japan decreased from 8.4% to 6.5% of net assets. We maintained our level of diversification having 18 countries represented in the Fund.

In the U.S., we maintained positions in high-quality, globally oriented companies that had risen to industry leadership in many different areas. These included companies such as Cisco Systems, General Electric, Intel, Microsoft, Citigroup, and Wal-Mart. We also added several companies, including Sun Microsystems, Inc., financial services giant American Express Corp., Anheuser-Busch Cos. and global telecommunications service provider, Bell Atlantic. The extreme volatility during the period provided a unique opportunity to add these distinguished companies to our portfolio. We took advantage of price declines that were unrelated to these companies' strong fundamentals. On the sell side, we sold off or cut back our positions in names that largely disappointed, or showed signs of having near-term weakening outlooks, such as:
SLM Holding, Inc., Carnival Corp., Maytag Corp. and Marriott International Corp. We also took advantage of extreme valuations in some technology holdings and took profits with partial sales of Cisco Systems, Intel, Microsoft and Oracle Corp.

In the United Kingdom, we added several new names, including Royal Bank of Scotland, which is poised to become a leading global financial services company following its acquisition of Natwest. We also invested in two companies benefiting from the growth in technology: Sema Group, Europe's second largest technology services company, and Bowthorpe, a leading technology component manufacturer. We also added shares of Airtours Plc, a leading global player in the tourism and travel agent industry. We sold shares of industrial companies Laporte Plc, Williams Plc, Morgan Crucible and High Street retailer Next Plc.

Within continental Europe, the Fund made several changes, particularly in Germany. The Fund's longtime holdings in utility giants RWE and VEW were sold as mounting competitive pressures from falling electricity rates took their toll on the ability of these companies to generate continued strong profit growth. The Fund replaced them with fast growing firms, DePfa Bank, a leader in alternative financing for public sector and infrastructure projects, and Marschollek Lauten AG, a growing leader in diversified financial services tapping into the growing European savings markets. A further play on that theme, Bipop-Carire, of Italy was also added to the portfolio. The addition of Finnish company Tieto, a leader in the Nordic region for information technology and consulting services rounded out the Fund's new purchases.

The reduced weighting in Japan came primarily from our decision to cut our position in Seven-Eleven Japan Co., a long-time holding that had grown to become the Fund's largest position. Seven-Eleven's stock rose sharply during the early months of the period under review after the company announced it was forming an

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Global Leaders Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

alliance with a leading internet retailer. Under this agreement, Seven-Eleven store locations would also become distribution points for the retailer's products sold over the internet. In addition, Seven-Eleven announced it was considering installing ATM machines in its network of stores. As a result of the company's strong performance, we took profits by reducing the Fund's position by about half. We also realized profits in partial sales of the shares of Nintendo, as competitive pressures from Sony's new platform, Playstation 2 and Microsoft's intention to enter the field may weigh negatively on Nintendo's future profit picture. At the same time, we did invest in another Japanese firm, NTT Mobile Communications Network, the country's leading mobile phone company, that is poised for global expansion.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 4/30/2000 net assets)

Seven-Eleven Japan Co., Ltd.                                             4.1%
Cisco Systems, Inc.                                                      3.4%
Bombardier, Inc., Cl. B                                                  3.2%
Nokia Corp., ADR                                                         2.7%
General Electric Corp.                                                   2.6%
Intel Corp.                                                              2.4%
Citigroup, Inc.                                                          2.1%
Wal-Mart Stores, Inc.                                                    1.9%
Oracle Systems Corp.                                                     1.9%
Luxottica Group SpA, ADS                                                 1.7%

What were some of the leading contributors to performance in the United States?

Our investments in the U.S. outperformed the benchmark S&P 500 Index, 9% to 7%, with the leading performance coming from many of the Fund's largest positions, namely within the technology group.

Cisco Systems, the Fund's second largest position, was up 89.1%, while Oracle Systems rose by 239.0% and Intel by 64.4%. Microsoft's stock did not perform as well, declining by 24% as investors worried about uncertainties created by the government's anti-trust case against the software giant. Other domestic companies that performed well included Walt Disney Co. which rose 63.5%, Morgan Stanley Dean-Witter, which was up 39.0% and Harley-Davidson, which rose 34.4%.

What were some of the better performing companies outside the United States?

The foreign portion of the portfolio had a return of about 5%, with adverse currency movements detracting from results. Among the leading foreign investments contributing to the Fund's returns were two Japanese companies:
Seven-Eleven Japan, mentioned earlier, which has risen 196% in the last twelve months, and Nintendo, which appreciated by 81.3%. Bombardier Inc., a Canadian aircraft manufacturer, rose 54.3% on strong continued profit growth from aerospace. Technology and Media shares led the performance in Europe, as Getronics, a global technology services company headquartered in the Netherlands, rose by 24%. VNU, a Dutch publishing and media company, had a 58% return. British media giant Pearson Publishing Plc, best known as publisher of "The Financial Times," rose 51.2%. Finnish mobile phone giant, Nokia, also appreciated 106% during the six months. Overall, investments in Germany, France, Belgium, Italy and the United Kingdom tended to lag, primarily because of currency movements.

Our Asian Pacific allocations had mixed results. Our small position in Malaysia rose 47.7%. This was offset by Hong Kong which was down 17% and Australia which fell 12.8%.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Global Leaders Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

                                Top 10 Countries
                                ----------------
                   (as a percentage of 4/30/2000 net assets)

United States                                                          48.0%
United Kingdom                                                         10.1%
Japan                                                                   6.5%
Germany                                                                 6.0%
Italy                                                                   4.9%
France                                                                  4.7%
Canada                                                                  4.0%
Netherlands                                                             3.8%
Finland                                                                 3.2%
Switzerland                                                             1.6%

What is your investment outlook?

We have a positive outlook and believe that we have opportunities to achieve strong performance investing in industry-leading companies that should be able to continue to increase their earnings.

Despite the incredible challenges of the past six months, we believe that we are well positioned from a company-specific, industry and geographic allocation to benefit in the coming months. We believe four key factors will affect the investment environment:

First, continued strength in demand for technology, including information services and hardware. In much of the world, the "build-out" of the internet and traditional and wireless telecommunications networks lags the U.S. We expect countries and corporations will continue to invest in upgrading networks and expanding communications systems, creating demand for hardware, software and consulting services.

Second, growth in the U.S. should continue, albeit at a slower, more sustainable pace. We believe the Federal Reserve will succeed in slowing growth and avoiding an increase in inflation. If successful, the Federal Reserve's policies should lengthen the record period of prosperity in the U.S., which has a major impact on markets throughout the world.

Third, the environment in Europe should improve, helped by accelerating economic growth and the dividends of corporate re-structuring, which has made many leading European companies more efficient competitors. As the U.S. economy begins to decelerate, growth in Europe should pick up. An increase in economic growth in Europe also would help support the value of the euro on world currency markets.

Lastly, the economies in Asia, including Japan, should continue their slow recovery from the financial crisis of 1998. Japan, the region's leading economy, finally has begun to embrace economic reforms, although not at the pace economists outside Japan would like.

We believe the Fund is appropriately positioned to harness the changes underway in the world. We will continue to rely on an investment approach that emphasizes disciplined stock selection, fundamental analysis and prudent country allocation. We plan to invest opportunistically and selectively in companies with records of consistent earnings leadership, that have demonstrated their ability to grow as the economic environment changes, and that are proactive with respect to their shareholder's interests. We believe the companies best able to take advantage of these opportunities are those with sound management teams and strong balance sheets.

                                   EVERGREEN
                            Global Opportunities Fund
                      Fund at a Glance as of April 30, 2000

"In general, we are looking for companies with reasonable valuations and catalysts that may drive future earnings growth. We believe we are finding many such companies in international markets."

                              Portfolio Management
                          -----------------------------

                      [PHOTO]                    [PHOTO]

                   J.Gary Craven,             Gilman C.Gunn
                      CFA, CPA               Tenure:  June 1997
                Tenure:  January 1998

                      [PHOTO]                    [PHOTO]

                Francis X. Claro, CFA        Liu-Er Chen, CFA
                Tenure:  January 1998    Tenure:  January 1998


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE 1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 4/30/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.


1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS 2
--------------------------------------------------------------------------------

Portfolio Inception Date: 3/16/1988  Class A    Class B   Class C    Class Y
Class Inception Date                3/16/1988   2/1/1993  2/1/1993   1/13/1997
Average Annual Returns *
6 month with sales charge             33.26%     34.34%    37.44%     n/a
6 month w/o sales charge              39.91%     39.34%    39.44%     40.11%
1 year with sales charge              57.82%     59.42%    62.55%     n/a
1 year w/o sales charge               65.70%     64.42%    64.55%     66.04%
5 years                               16.03%     16.07%    16.29%     17.26%
10 years                              16.33%     16.27%    16.30%     16.94%
Maximum Sales Charge                   4.75%      5.00%     2.00%      n/a
                                      Front End  CDSC      CDSC
6-month capital gain distributions
per share                             $4.90      $4.90     $4.90      $4.90

*Adjusted for maximum applicable sales charge unless noted.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                     Class A             MSCI World                  CPI
  4/30/90              9,525               10,000                  10,000
  4/31/91             10,408               10,944                  10,489
  4/30/92             12,029               10,954                  10,822
  4/30/93             15,096               12,742                  11,171
  4/30/94             19,612               14,321                  11,435
  4/30/95             20,545               15,793                  11,784
  4/30/96             26,470               18,837                  12,126
  4/30/97             22,955               20,877                  12,428
  4/30/98             29,413               27,041                  12,607
  4/30/99             27,381               31,468                  12,894
  4/30/00             45,364               35,444                  13,314

Comparison of a $10,000 investment in Evergreen Global Opportunities Fund, Class A shares2, versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

All data is as of April 30, 2000 and subject to change.

                                E V E R G R E E N
                            Global Opportunities Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended April 30, 2000, the Evergreen Global Opportunities Fund Class A shares had a total return of 39.91%. During the same six-month period, the Morgan Stanley Capital International World Index returned 7.49%, while the median return of global small cap stock funds was 33.45%, according to Lipper, Inc., an independent monitor of mutual fund performance. Fund returns are before deduction of any applicable sales charges

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                    $257,391,539
Number of Holdings                                                           154

What was the investment environment like during the six months, and how did that affect overall strategy?

Small company stocks in the U.S., especially in technology and biotechnology, continued their meteoric ride during the first four months of the period. Increased use of the internet and advances in telecommunications and genetic research helped propel many small-cap companies to extraordinarily high stock valuations. However, in March and April 2000, the final two months of the period, concerns about valuations and the impact of rising interest rates caused a correction in technology stocks.

For most of the period, the Fund maintained a healthy weighting in the U.S. to take advantage of growth prospects in technology and biotechnology. Outside the U.S., investments tended to be less aggressive, giving the Fund greater diversification and overall balance. For the six-month period ended April 30, 2000, the target asset allocation was 50% U.S. and 50% foreign.

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 4/30/2000 net assets)

Information Technology                                                     22.0%
Industrials                                                                21.7%
Consumer Discretionary                                                     14.2%
Financials                                                                  9.0%
Energy                                                                      8.6%

What were the primary factors contributing to performance in the U.S.?

G. Craven: Technology and biotechnology were the main determinants of performance. In technology, our electronic hardware investments were up 77% for the period, while software company investments climbed by 59%. Most of our biotechnology investments were made in December and sold in March. We took advantage of the very rapid run-up in the biotech industry after the announcements about advances in genomics, or the science of gene mapping. These advances should increase prospects for more accurate and less expensive development of new drug therapies. Our biotechnology investments rose by 61%. We were also successful in the area of industrial services, particularly in companies engaged in building communications networks. Two examples were Mastec and Dycom Industries, both of which install underground cable and wire lines.

                                   EVERGREEN
                            Global Opportunities Fund
                           Portfolio Manager Interview

We maintain a long-term, bullish attitude toward the technology industry, although the area suffered steep declines in stock prices in the final two months of the period, March and April 2000. While we continue to see opportunities for investments in companies with strong earnings growth, it is fair to say that many stock prices had climbed too high, too fast, reaching levels that could not be sustained by a realistic analysis of companies' long-term earnings potential. This growing awareness contributed to the correction in prices.

Outside of technology and biotechnology, we increased our investments in energy companies, believing that rising oil and gas prices would generate increased exploration activities. We invested in Cal Dive International, which provides construction services for deepwater oil exploration activities.

What were some of the stocks that led the performance in the U.S.?

G. Craven: Spyglass, a diversified software and consulting company linking wireless communications systems to the internet, was a very strong performer. Extended Systems was another leading investment. It develops software helping mobile devices connect with computer networks and desktop computers. A third leading investment was Tollgrade, which produces testing equipment for high-speed internet systems. Tollgrade should benefit as fast internet service reaches homes and small businesses.

Medarex was one of our outstanding biotechnology investments. This company produces antibodies used by biotech companies in testing new drugs.

What were some of the factors influencing performance outside the U.S.?

G. Gunn: We were less aggressive in our international investments, partly to balance the overall risks of the portfolio. Knowing the domestic portion of the portfolio emphasized technology and biotechnology stocks for most of the period, we tried to increase the Fund's diversification with investments in other industries, including commercial services, manufacturing, finance and energy.

Europe was our leading area of emphasis and represented 28% of the Fund. As in the U.S., European markets started the six-month period with exceptional performance, especially among technology companies, but gave back some of those gains during the final two months of the period. Over the full six months, the European investments were significant contributors to performance.

Especially in the final weeks of the period, we have increased our investments in moderate and low-priced stocks of European companies with catalysts that we believe can help them generate strong earnings growth.

An excellent example is the largest holding of the Fund, FKI--a company based in the United Kingdom. We built up our position in FKI during the final weeks of the period. FKI is transforming itself from an engineering company into a major supplier of logistics systems for companies, especially corporations doing business on the internet, to manage their warehouse supply and mailing operations. FKI supplies both the hardware and software for these sophisticated systems.

                                   EVERGREEN
                            Global Opportunities Fund
                           Portfolio Manager Interview

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 4/30/2000 net assets)

FKI Plc.                                                                    2.7%
Three-Five Systems, Inc.                                                    1.9%
Tollgrade Communications, Inc.                                              1.7%
Transciel SA                                                                1.4%
Garban Plc.                                                                 1.4%
Embraer-Empresa Brasileira de Aero SA                                       1.4%
Canadian Natural Resources, Ltd.                                            1.3%
Mastec, Inc.                                                                1.3%
Rural Celluar Corp., Cl. A                                                  1.2%
Triton Energy, Ltd.                                                         1.2%

What were some of your themes outside of Europe?

G. Gunn: Japan was our largest area of emphasis outside Europe, with about 10% of net assets on April 30, 2000. Japanese small company stocks, in particular, helped performance substantially, even though we reduced the Fund's weighting in Japanese technology companies as the period progressed. Two non-tech companies in Japan that we have added recently are Makita Corp., which manufactures power tools such as saws and drills, and Shimano, which manufactures parts such as braking systems for bicycles. Both Makita and Shimano are leading companies in the global market niches in which they compete, and yet their stock prices were very inexpensive in relation to their earnings and cash flow.

We increased our investments in Canada during the six months, investing in three energy companies that were well positioned to take advantage of the revival in world energy prices. We also invested in Sobey's, a Canadian company whose stock represented exceptional value. After a major acquisition, Sobey's has grown to be Canada's second largest supermarket chain. The stock has been selling at a price/earnings ratio of about 12, while we expect the company should increase earnings by 20% to 30% in each of the next two years.

We had only one investment in the emerging markets, but it was a very strong performer. Embraer of Brazil is one of the world's leading manufacturers of small-sized commercial jet planes for the airline and commuter airline industry. As airline companies move away from noisy, propeller-driven planes, Embraer is well positioned as one of only two companies in the world with a major position in the manufacturer of jet aircraft capable of carrying between 30 and 70 passengers.

                                Top 10 Countries
                                ----------------
                   (as a percentage of 4/30/2000 net assets)

United States                                                              52.6%
United Kingdom                                                             10.0%
Japan                                                                       9.8%
Switzerland                                                                 7.2%
Canada                                                                      3.8%
France                                                                      3.6%
Australia                                                                   2.4%
Germany                                                                     2.2%
Sweden                                                                      1.7%
Brazil                                                                      1.5%

                                   EVERGREEN
                            Global Opportunities Fund
                           Portfolio Manager Interview

What is your outlook for small company stocks outside the U.S., Gilman?

We believe we are finding some great small-cap companies in foreign markets, whose stock performance should not be too dependent on larger market trends. In investing in these companies, our challenge is to navigate through the uncertainty coming out of the U.S., where the stock markets have become increasingly volatile as interest rates rose.

In general, we are looking for companies with reasonable valuations and catalysts that may drive future earnings growth. We believe we are finding many good companies in international markets.

What is your outlook for small company stocks in the U.S., Gary?

While we are very bullish about the long-term potential of technology, we think recent stock valuations remain too high. When they adjust to more realistic levels, we believe technology stocks again will be the best place to achieve long-term stock performance. While we wait for technology stocks to return to realistic prices, we are finding other areas of the small-cap stock market increasingly interesting, with high earnings growth rates and relatively lower prices. We have increased our emphasis in health care services and energy.

Small company stock investing has great long-term performance potential, but historically most of the performance comes in very short periods of time that are difficult to predict. As a result, it is important for investors not to try to guess when small company stocks are most likely to rally. We believe that people need to remain invested in small company stocks so they can gain the benefit of the upswings and the long-term performance of the sector, which we are confident will be significant over time.

                                   EVERGREEN
                            International Growth Fund
                      Fund at a Glance as of April 30, 2000

"We reduced our exposure to emerging markets and to the technology industries,while adding to more defensive industries such as energy,natural resources,foods and tobacco industries."

                                    Portfolio
                                   Management
                                   ----------

                                  Gilman C. Gunn
                              Tenure: January 1991


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 4/30/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of April 30, 2000 and subject to change.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date: 9/6/1979   Class A     Class B   Class C    Class Y
Class Inception Date                 1/20/1998   9/6/1979  3/6/1998   3/9/1998
Average Annual Returns *
6 month with sales charge             5.19%       4.86%     7.98%      n/a
6 month w/o sales charge             10.38%       9.86%     9.98%     10.40%
1 year with sales charge             14.17%      13.82%    16.95%      n/a
1 year w/o sales charge              19.86%      18.82%    18.95%     20.03%
5 years                              13.61%      13.65%    13.91%     14.90%
10 years                             10.21%       9.85%     9.85%     10.97%
Maximum Sales Charge                  4.75%       5.00%     2.00%      n/a
                                   Front End      CDSC      CDSC
6-month income distributions
per share                            $0.11       $0.06     $0.06      $0.14
6-month capital gain distributions
per share                            $0.41       $0.41     $0.41      $0.41

*Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

               Class B      MSCI EAFE       CPI
4/30/90        10,000        10,000       10,000
4/30/91         9,913        10,471       10,489
4/30/92        10,436         9,615       10,822
4/30/93        11,841        11,735       11,171
4/30/94        13,915        13,724       11,435
4/30/95        13,356        14,531       11,784
4/30/96        15,931        16,238       12,126
4/30/97        17,744        16,141       12,428
4/30/98        22,447        19,245       12,607
4/30/99        21,527        21,132       12,894
4/30/00        25,578        24,128       13,314

Comparison of a $10,000 investment in Evergreen International Growth Fund, Class B shares2, versus a similar investment in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

                                   EVERGREEN
                            International Growth Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended April 30, 2000 the Evergreen International Growth Fund Class B shares had a total return of 9.86%. During the same six-month period, the Morgan Stanley Capital International EAFE Index, a common benchmark for international investing, returned 6.72%, while the international funds median return was 12.58%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund returns are before deduction of any applicable sales charges.

The Fund's returns reflect our strategy of blending elements of the growth and value styles, which we believe is a prudent course for the long term in international investing. During the six months, however, this strategy resulted in performance somewhat below that of more aggressive funds with greater emphasis on technology or emerging market investments.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                    $793,761,578
Number of Holdings                                                           160

What was the investment environment like during the six-month period?

It was a very volatile environment, with fast-growing technology stocks leading international markets for the first four months of the period. These stocks gave ground in the final two months to those companies in more defensive industries, including natural resources, energy, foods and beverages. Throughout the period, performance depended less on national markets and more on industries or sectors. Technology stocks, as represented by the NASDAQ Composite Index in the U.S., had strong, even spectacular performance early in the period before falling sharply amid fears about their high valuations and the potential effects of interest rate increases in the U.S. An additional source of volatility and uncertainty was the effect of currency. The euro, introduced in January 1999, continued its downtrend against the dollar, losing 9% of its value in the first four months of 2000.

Among major, non-U.S. markets, the economy of Japan appeared increasingly fragile in early 2000, in part because of the same worries about high technology that created volatility in American markets.

                                   EVERGREEN
                            International Growth Fund
                           Portfolio Manager Interview

                                Top 10 Countries
                                ----------------
                   (as a percentage of 4/30/2000 net assets)

Japan                                                                      21.0%
United Kingdom                                                             13.5%
Canada                                                                     11.1%
France                                                                     10.9%
Netherlands                                                                 6.2%
Germany                                                                     6.1%
United States                                                               5.3%
Switzerland                                                                 4.9%
Italy                                                                       3.6%
Sweden                                                                      3.2%

Within this environment, what were your principal strategies?

We became more cautious as the period progressed, with respect to industry allocations and currency positions.

We reduced our exposure to emerging markets and to the technology industries, while adding to more defensive industries such as energy, natural resources, foods and tobacco industries. We increased our currency hedge of investments in Japan because of our concern about the value of the yen. At the same time, because of the prolonged weakness in the euro, we eliminated our hedge there, believing the European currency was at, or approaching, a bottoming of its value.

By the close of the fiscal period, on April 30, the Fund's emerging markets investments totaled about 3% of net assets. While Fund investments in these markets, particularly in Mexico and Brazil, helped performance early in the period, we became concerned about the short-term prospects in these markets, especially as the Federal Reserve Board raised short-term rates in the U.S.

At the close of the fiscal period, 55% of net assets were invested in Europe and 21% in Japan. Within industries, the leading allocation was to energy, at 10.7% of net assets, followed by banking at 10%. Telecommunications, which had been a major area of emphasis early in the period and which contributed to performance, was reduced to 9% of net assets. Meanwhile, pharmaceutical companies were increased to about 7.5% of assets at the end of the period, keeping with the Fund's heightened interest in defensive stocks.

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 4/30/2000 net assets)

Financials                                                                 25.6%
Energy                                                                     10.7%
Materials                                                                  10.0%
Information Technology                                                      9.4%
Health Care                                                                 8.6%

                                   EVERGREEN
                            International Growth Fund
                           Portfolio Manager Interview

What were examples of stocks that contributed to performance?

Petro-Canada, the Fund's largest holding at the end of the period, was an excellent performer that illustrates both our increased weighting in energy and natural resources and our greater emphasis on value stocks. Petro-Canada is a major Canadian integrated oil and gas company with fast-growing revenues. Its stock has been selling at a very low price, when compared to comparable U.S. and European companies and offers exceptional value.

Nokia, the Fund's second largest holding, is a good example of the type of growth company in which we invest. This Finnish-based corporation has a dominant position in the world cellular phone market. Its leadership in both technology and in design give it strong opportunities to continue growing as mobile phone use expands to include such uses as data retrieval and e-mail.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 4/30/2000 net assets)

Petro-Canada                                                                2.9%
Nokia OYJ                                                                   2.1%
Total Fina SA, Cl. B                                                        2.1%
Allianz AG                                                                  1.6%
Koninklijke (Royal) Philips Electronics N.V.                                1.5%
AXA                                                                         1.5%
ENI SpA                                                                     1.5%
Manulife Financial Corp.                                                    1.5%
Barclays Bank Plc.                                                          1.5%
BP Amoco                                                                    1.4%

What is your outlook for international investing?

We believe developments in the U.S. will have a major impact on foreign markets. Factors such as the interest rates and trends in the stock markets, especially the technology-heavy NASDAQ, will be a strong influence on overseas stock performance. Many foreign currencies also are directly or indirectly linked to the value of the U.S. dollar.

We expect to continue to see high levels of market volatility in the short run. As a result, we plan to continue to emphasize more defensive investments and value stocks, which are stocks with more reasonable prices when compared to factors such as earnings and cash flow. During the past six months, we have raised the Fund's value component from about 30% to about 40% of net assets.

We currently have about 55% of net assets invested in Europe, with much of it in defensive industries. These investments are largely unhedged, as we believe the euro is at or near its bottom versus the U.S. dollar.

                                   EVERGREEN
                               Latin America Fund
                      Fund at a Glance as of April 30, 2000

"We believe global economic growth should be healthy and commodity prices should continue to be firm. This should be a very favorable environment for Latin American investing, especially at current prices."

                                    Portfolio
                                   Management
                               ------------------

                                    [PHOTO]

                              Antonio T. Docal, CFA
                              Tenure: October 1996


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 4/30/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.


1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Class Y prior to its inception is based on the performance of Class A, one of the original classes offered along with Classes B and C. The historical returns for Class Y include the effect of the 0.25% 12b-1 fee applicable to Class A. Class Y does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class Y would have been higher. Classes B and C each pay a 12b-1 fee of 1.00%.

Returns reflect expense limits previously in effect, without which returns would have been lower.

All data is as of April 30, 2000 and subject to change.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date: 11/1/1993 Class A     Class B    Class C    Class Y
Class Inception Date                11/1/1993   11/1/1993  11/1/1993  3/30/1998
Average Annual Returns *
6 month with sales charge           18.64%      19.16%     22.07%     n/a
6 month w/o sales charge            24.58%      24.16%     24.07%     24.70%
1 year with sales charge            14.35%      14.14%     17.19%     n/a
1 year w/o sales charge             20.00%      19.14%     19.19%     20.27%
5 years                              7.27%       7.23%      7.49%      8.45%
Since Portfolio Inception            5.10%       5.15%      5.11%      5.98%
Maximum Sales Charge                 4.75%       5.00%      2.00%      n/a
                                   Front End     CDSC       CDSC

*Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

             Class A     MSCI World    S & P 500     CPI      MSCI EMFLA
 11/1/93      9,525        10,000       10,000      10,000      10,000
 4/30/94      9,525        10,896        9,862      10,110      10,387
10/31/94     10,211        11,464       10,487      10,254      12,388
 4/30/95      9,258        12,016       11,584      10,418       9,888
10/31/95      9,869        12,613       13,259      10,542       9,981
 4/30/96     10,908        14,333       15,084      10,720      11,310
10/31/96     11,521        14,737       16,454      10,857      10,628
 4/30/97     14,483        15,885       18,876      10,988      11,795
10/31/97     13,730        17,279       21,738      11,084       9,727
 4/30/98     15,619        20,575       26,627      11,145      10,081
10/31/98     10,012        19,989       26,518      11,248       6,713
 4/30/99     11,506        23,942       32,441      11,399       9,054
10/31/99     11,086        25,053       33,328      11,536       9,708
 4/30/00     13,809        26,968       35,726      11,770      11,055

Comparison of a $10,000 investment in Evergreen Latin America Fund, Class A shares2, versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World), the Morgan Stanley Capital International Emerging Markets Free Latin America Index (MSCI EMFLA), the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The MSCI World, MSCI EMFLA and the S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a single country or region may face increased risk of price fluctuation over more diversified funds due to adverse developments within that country or region.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                    EVERGREEN
                               Latin America Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended April 30, 2000, the Evergreen Latin America Fund Class A shares had a total return of 24.58%. During the same six-month period, the Morgan Stanley Capital International Emerging Markets Free Latin America Index and the Morgan Stanley Capital International World Index returned 20.84% and 7.49%, respectively. The Standard & Poor's 500 Index returned 7.19% for the same period. Fund performance is before deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                     $30,964,411
Number of Holdings                                                            58

What was the investment environment like during the period?

The economies of Latin America continued to emerge from the financial crisis of 1997 and 1998, with progress led by the region's two largest, and most liquid markets, Mexico and Brazil. Economic fundamentals were strong, with high growth rates in gross domestic product, stable to declining interest rates, and rising corporate profitability. Corporate earnings rates in Latin America are expected to rise by 20% in 2000.

As evidence of the region's progress, Moody's, one of the leading credit rating services, recently upgraded the credit rating of Mexican debt to investment grade, further encouraging confidence in Latin American markets.

Over the full six months, equity markets in Latin America advanced strongly, spurred on by accelerating global economic growth, rising prices of commodities such as oil and copper, attractive valuations in emerging markets, political and economic reforms, and explosive performance in technology, media and telecommunications industries, "TMT stocks", in equity markets throughout the world.

However, the rally in Latin American markets and in emerging markets in general was interrupted in the final two months of the period. We believe this interruption was caused primarily by the ripple effects of market volatility in the U.S. rather than by any underlying issues in Latin America. Fears of high stock valuations of technology companies and the effects of interest rate increases by the Federal Reserve Board in the U.S. caused investors to avoid riskier assets, including technology stocks and emerging market stocks, such as in Latin America.

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 4/30/2000 net assets)

Telecommunication Services                                                 29.7%
Materials                                                                  13.3%
Financials                                                                 12.3%
Consumer Discretionary                                                     11.7%
Consumer Staples                                                           11.2%

                                    EVERGREEN
                               Latin America Fund
                           Portfolio Manager Interview

What were your principal strategies during the six months?

We positioned the Fund aggressively over the six months, with the largest allocations in Brazil and Mexico, which together accounted for 88% of net assets. We also over-weighted the most liquid stock sectors, emphasizing telecommunications, financial services and cyclical sectors. We de-emphasized utility stocks, which we believed offered the least potential return on investment, while avoiding the extremely volatile internet stocks, which suffered a steep correction in the final two months of the period. Over the period, the Fund averaged a 29.7% weighting in telecommunications, an 11.3% weighting in banking; and a 7.3% weighting in beverages, a defensive industry. Relative to the Morgan Stanley Latin American index, our largest relative over-weighting was in broadcasting and publishing, while our largest relative under-weighting was in utilities.

Despite the effects of volatility in the U.S., we kept the Fund fully invested because of attractive valuation levels and continued earnings growth in corporations throughout the region.

                                 Top Countries
                                 -------------
                   (as a percentage of 4/30/2000 net assets)

Mexico                                                                     48.5%
Brazil                                                                     39.5%
Chile                                                                       4.3%
Argentina                                                                   3.1%
United States                                                               3.1%
Peru                                                                        0.5%
Venezuela                                                                   0.5%

What stocks helped Fund performance?

Several stocks made strong contributions to the Fund's returns.

Telmex, Mexico's large telephone and telecommunications company and the Fund's largest position, did very well. The stock of this well managed company continued to trade at attractive valuations. We believe Telmex will continue to be a key player in industry consolidation.

Embraer, a long-time holding of the Fund, performed exceptionally well. Based in Brazil, Embraer has grown to have a leading global position in the production of jet aircraft capable of seating fewer than 100 passengers. The company's planes are in demand by leading airlines and commuter airline companies throughout the world.

Petroleo, our largest Brazilian holding, also did extremely well in an energy industry rally, fueled by rising oil prices. This diversified company is involved in virtually all aspects of the oil industry, and has one of the world's ten largest oil reserves among publicly traded companies. The stock price has benefited from the company's increasing efficiency from restructuring and increasing focus on profitability.

                                    EVERGREEN
                               Latin America Fund
                           Portfolio Manager Interview

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 4/30/2000 net assets)

Telefonos de Mexico SA, ADR ("Telmex")                                     11.4%
Petroleo Brasileiro SA, ADR ("Petrobras")                                   5.5%
Embraer-Empresa Brasileira de Aeronautica SA                                5.1%
Grupo Televisa SA, ADR                                                      4.4%
Tele Norte Leste Participacoes SA, ADR                                      4.2%
Wal-Mart de Mexico SA de CV                                                 3.8%
Fomento Economico Mexicano, Ser. B, ADR                                     3.7%
Telesp-Telecommunications de Sao Paulo SA                                   3.2%
Caemi Mineracao E Metalurgia SA                                             3.1%
Grupo Financiero Bancomer SA, Ser. O                                        3.0%

What is your outlook for investing in Latin America?

We continue to be cautiously optimistic about the outlook in Latin America. Stock valuations are very attractive after recent corrections caused more by uncertainty in the U.S. than by economic fundamentals in Latin America. Throughout the region, economies are growing, earnings growth rates are strong, and the economic fundamentals are improving. We expect local interest rates will trend downward.

We believe global economic growth should be healthy and commodity prices should continue to be firm. This should be a very favorable environment for Latin American investing, especially at current prices.

                                    EVERGREEN
                              Perpetual Global Fund
                      Fund at a Glance as of April 30, 2000

"The Federal Reserve Board's tight monetary policy and the extent to which it slows U.S. consumer spending will be a big influence on world markets."

                             Portfolio Management
                             --------------------

                 Ian Brady                      Kathryn Langridge
             Tenure: April 1995                 Tenure: April 1995

               Robert Yerbury                   Margaret Roddan
             Tenure: April 1995                 Tenure: April 1995

              Stephen Whittaker                    Paul Chesson
             Tenure: April 1995                Tenure: January 2000

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 4/30/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Classes B and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and Y have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B would have been lower while returns for Class Y would have been higher.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a single country or region may face increased risk of price fluctuation over more diversified funds due to adverse developments within that country or region.

All data is as of April 30, 2000 and subject to change.

--------------------------------------------------------------------------------
                            PEFORMANCE AND RETURNS2
--------------------------------------------------------------------------------

Portfolio Inception Date: 3/29/1994  Class A   Class B     Class C      Class Y
Class Inception Date                3/29/1994  10/18/1999  3/29/1994  11/19/1997
Average Annual Returns *
6 month with sales charge              5.57%      5.54%      8.47%       n/a
6 month w/o sales charge              10.84%     10.31%     10.36%      11.01%
1 year with sales charge              11.45%     11.46%     14.15%       n/a
1 year w/o sales charge               17.02%     16.46%     16.14%      17.42%
5 years                               16.95%     17.78%     17.24%      18.26%
Since Portfolio Inception             13.94%     14.76      13.97%      14.98%
Maximum Sales Charge                   4.75%      5.00%      2.00%       n/a
                                     Front End    CDSC        CDSC
6-month capital gain distributions
per share                             $3.35      $3.35       $3.35       $3.35

*Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                         Evergreen          Consumer Price      MSCI World
                    Perpetual Global; A       Index - US       Equity Index

03/29/94                   9,525                10,000            10,000
04/30/94                   9,505                10,014            10,311
04/30/95                   9,634                10,319            11,371
04/30/96                  12,582                10,618            13,563
04/30/97                  13,237                10,883            15,031
04/30/98                  16,942                11,039            19,470
04/30/99                  18,912                11,291            22,656
04/30/00                  22,128                11,659            25,519


Comparison of a $10,000 investment in Evergreen Perpetual Global Fund, Class A shares2, versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Returns reflect expense limits previously in effect, without which returns would have been lower.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                    EVERGREEN
                             Perpetual Global Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended April 30, 2000, the Evergreen Perpetual Global Fund Class A shares had a total return of 10.84%. In comparison, the MSCI World Index returned 7.49% during the same period. The six-month period was marked by significant volatility in the world's financial markets, as investors bid up the prices of technology shares, then rotated out of them when their valuations became excessive. Fund returns are before the deduction of any applicable sales charge.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                    $236,218,269
Number of Holdings                                                           348

What was the investment environment like in the global markets during the period?

In many ways, overseas markets mirrored the activity in the U.S. market. For most of the period, investors throughout the world ignored the upside potential and attractive prices of value stocks and favored virtually any stock in the technology area. When it became apparent that many technology issues had become overvalued, investors abandoned these high-flying shares and moved into market sectors that were more reasonably priced. Stock market volatility in Continental Europe and Japan was exacerbated by a 14% decline in the value of the euro and a 4% decline in the value of the yen.

How did you manage the Fund in this environment?

Early in the period, we made significant changes in asset allocation. We reduced the Fund's exposure to Continental Europe and the United Kingdom (UK) and raised its positions in Japan and in the emerging markets of Latin America and Eastern Europe. As a result, Continental Europe and the UK accounted for 29% and 7% of the Fund's net assets, respectively. Net assets in Japan and the emerging markets stood at 17% and 4%, respectively, at the end of the period. Investment in other Asian markets was steady at 9%.

What portion of the portfolio benefited the Fund the most?

Despite the Fund's reduced commitment to Continental Europe, European stocks were the largest contributors to Fund performance. In Europe we emphasized technology, telecommunications and media stocks. A major theme in Europe is the lead it has over the U.S. in wireless e-commerce. Europe's early decision to adopt a single digital protocol and the technological edge of companies such as Nokia and Ericsson are likely to make wireless the access point of choice to the internet earlier in Europe than in the U.S.

In the UK, the Fund was underweighted in major telecommunications stocks because we believed they were overvalued. As a result, the UK portion of the portfolio held back performance for most of the period. More recently, as investors began to focus on valuation levels, many of the Fund's UK holdings began to outperform the market.

                                    EVERGREEN
                             Perpetual Global Fund
                           Portfolio Manager Interview

Why did you raise the Fund's allocation to Japan?

The many changes taking place in the economy and in the business culture in Japan have boosted our enthusiasm about the long-term potential of Japanese stocks. Corporate restructuring continues to be a major influence in the Japanese markets. Business confidence continues to rise. The real GDP trend is up, and exports are improving. In addition, Japan's monetary policy tends toward easing and interest rates are close to zero. Inflation is a negative number. These factors are favorable for the stock market. In building the Fund's position in Japan, we focused on what we refer to as "world class blue-chip technology stocks" in all areas of the broad technology sector. Because we expect the yen to weaken, we covered approximately half of the Fund's yen exposure to the U.S. dollar. A weaker yen will be favorable for the Japanese market because it will increase the value of exports in Japanese yen.

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 4/30/2000 net assets)

Information Technology                                                     17.7%
Industrials                                                                17.0%
Financials                                                                 14.8%
Consumer Discretionary                                                     12.2%
Telecommunication Services                                                  9.8%

What changes did you make in Asia not including Japan?

In Hong Kong, we favored companies related to telecommunications in China and property developers. Because the Hong Kong dollar is tied to the U.S. dollar, Hong Kong property developers have been affected by higher U.S. interest rates. As a result, property sales have declined, profits are weak and stocks are historically cheap. In Korea and Taiwan, we continued to emphasize technology stocks.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 4/30/2000 net assets)

LM Ericsson Telephone, Ser. B                                               1.6%
Nippon Telegraph & Telephone Corp.                                          1.5%
Nokia OYJ                                                                   1.5%
Bell Atlantic Corp.                                                         1.3%
Ricoh Co., Ltd.                                                             1.3%
BankAmerica Corp.                                                           1.3%
CBS Corp.                                                                   1.2%
Koninklijke (Royal) Philips Electronics N.V.                                1.2%
Canon, Inc.                                                                 1.2%
Microsoft Corp.                                                             1.2%

                                    EVERGREEN
                             Perpetual Global Fund
                           Portfolio Manager Interview

How did you manage the Fund's U.S. investments?

The Fund's U.S. investments remained at 36% of net assets. We continued to hold a diversified portfolio in the U.S., with exposure to technology and value stocks. During a time of extraordinary market turbulence in the U.S., broader diversification in other markets limited the Fund's volatility. The Fund's 36% commitment to North American stocks is well below the 52% allocation in the MSCI World Index.

                                Top 10 Countries
                                ----------------
                   (as a percentage of 4/30/2000 net assets)

United States                                                              35.8%
Japan                                                                      15.8%
United Kingdom                                                              7.7%
France                                                                      6.5%
Netherlands                                                                 5.2%
Germany                                                                     5.0%
Hong Kong                                                                   2.9%
Spain                                                                       2.6%
Finland                                                                     2.1%
Ireland                                                                     2.0%

Did you make changes in the emerging markets?

We increased the Fund's investments in Mexico and Brazil to 2%, mostly in telecommunications stocks. We also raised the Fund's commitment in Eastern Europe and Israel to 2%.

What is your outlook?

We believe the Federal Reserve Board's tight monetary policy and the extent to which it slows U.S. consumer spending will have a major influence on world markets. However, because there are autonomous economic recoveries taking place in Japan and Continental Europe, a downturn in consumer demand in the U.S. will have fewer negative implications for other markets than would have been the case a year ago. As economic growth in Japan and Continental Europe continues to improve, these countries will be less dependent on exports to the U.S.

                                    EVERGREEN
                          Perpetual International Fund
                      Fund at a Glance as of April 30, 2000

"Even though we reduced the Fund's commitment to Continental Europe, European stocks were the largest contributors to performance."

                              Portfolio Management
                              --------------------

              Robert Yerbury                   Kathryn Langridge
             Tenure:  April 1995               Tenure:  May 1996


              Margaret Roddan                   Stephen Whittaker
             Tenure:  May 1996                  Tenure:  May 1996

                                  Pat Chesson
                             Tenure:  January 2000


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 4/30/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of April 30, 2000 and subject to change.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS2
--------------------------------------------------------------------------------

Portfolio Inception Date: 5/29/1996  Class A     Class B     Class C    Class Y
Class Inception Date               12/27/1996  10/18/1999  12/27/1996  5/29/1996
Average Annual Returns *
6 month with sales charge              6.39%      6.20%       9.32%       n/a
6 month w/o sales charge              11.71%     11.20%      11.32%     11.84%
1 year with sales charge              14.70%     15.07%      17.57%       n/a
1 year w/o sales charge               20.41%     20.07%      19.57%     20.76%
Since Portfolio Inception             14.07%     14.19%      13.49%     14.36%
Maximum Sales Charge                   4.75%      5.00%       2.00%       n/a
                                    Front End     CDSC        CDSC
6-month capital gain
distributions per share               $1.92      $1.92       $1.92      $1.92

*Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                         Perpetual          Consumer Price       MSCI EAFE
                      International;A         Index - US       Equity Index

 5/29/96                   9,525                10,000            10,000
 4/30/97                  10,121                10,101             9,905
10/31/97                  10,580                10,189            10,217
 4/30/98                  12,344                10,246            11,810
10/31/98                  11,363                10,340            11,234
 4/30/99                  13,249                10,479            12,968
10/31/99                  14,283                10,605            13,859
 4/30/00                  15,958                10,821            14,806


Comparison of a $10,000 investment in Evergreen Perpetual International Fund, Class A shares2, versus a similar investment in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Funds that concentrate their investments in a single country or region may face increased risk of price fluctuation over more diversified funds due to adverse developments within that country or region.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

Returns reflect expense limits previously in effect, without which returns would have been lower.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                          Perpetual International Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended April 30, 2000, the Evergreen Perpetual International Fund's Class A shares had a total return of 11.71%. In comparison, the Morgan Stanley Capital International Europe, Australasia, and Far East Index returned 6.84% for the same period. The six-month period was marked by significant volatility in the world's financial markets, as investors bid up the prices of technology stocks then rotated out of them when their valuations became excessive. Fund returns are before the deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                    $210,092,274
Number of Holdings                                                           294

What was the investment environment like in the international markets during the period?

In many ways, overseas markets mirrored the activity in the U.S. market. For most of the period, investors throughout the world ignored the upside potential and attractive prices of value stocks and favored virtually any stock in the technology area. When it became apparent that many technology issues had become overvalued, investors abandoned these high-flying shares and moved into market sectors that were more reasonably priced. Stock market volatility in Continental Europe and Japan was exacerbated by a 14% decline in the value of the euro and a 4% decline in the value of the yen.

How did you manage the Fund in this environment?

Early in the period, we made significant changes in asset allocation. We reduced the Fund's exposure to Continental Europe and the UK and raised its positions in Japan, Asia and in the emerging markets of Latin America and Eastern Europe. As a result, Continental Europe and the UK accounted for 43% and 14% of the Fund's net assets, respectively. Net assets in Japan, Asia and the emerging markets stood at 26%, 11% and 4%, respectively, at the end of the period.

                                Top 10 Countries
                                ----------------
                   (as a percentage of 4/30/2000 net assets)

Japan                                                                      26.1%
United Kingdom                                                             14.2%
France                                                                      9.0%
Netherlands                                                                 7.9%
Germany                                                                     6.8%
United States                                                               6.6%
Spain                                                                       4.3%
Hong Kong                                                                   4.0%
Finland                                                                     3.0%
Ireland                                                                     3.0%

                                   EVERGREEN
                          Perpetual International Fund
                          Portfolio Manager Interview

What portion of the portfolio benefited the Fund the most?

Even though we reduced the Fund's commitment to Continental Europe, European stocks were the largest contributors to performance. In Europe, we emphasized technology, telecommunications and media stocks. A major theme in Europe is the lead it has over the U.S. in wireless e-commerce. Europe's early decision to adopt a single digital protocol and the technological edge of companies such as Nokia and Ericsson are likely to make wireless the access point of choice to the internet earlier in Europe than in the U.S.

In the UK, the Fund was under-weighted in major telecommunications stocks because we believed they were overvalued. As a result, the UK portion of the portfolio held back performance for most of the period. More recently, as investors began to focus on valuation levels, many of the Fund's UK holdings began to outperform other markets.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 4/30/2000 net assets)

LM Ericsson Telephone, Ser. B                                               2.3%
Nokia OYJ                                                                   2.1%
Philips Electronics                                                         1.8%
Honda Motor Co., Ltd.                                                       1.7%
Mabuchi Motor Co.                                                           1.6%
Total Fina SA, Cl. B                                                        1.5%
Canon, Inc.                                                                 1.5%
Shin Etsu Chemical Co., Ltd.                                                1.5%
Vodafone Airtouch Plc                                                       1.5%
Uni Charm Corp.                                                             1.4%

Why did you raise the Fund's allocation to Japan?

The many changes taking place in the economy and in the business culture in Japan have boosted our enthusiasm about the long-term potential of Japanese stocks. Corporate restructuring continues to be a major influence in the Japanese markets. Business confidence continues to rise. The real GDP trend is up, and exports are improving. In addition, Japan's monetary policy is biased toward easing, and interest rates are close to zero. Inflation is a negative number. These factors are favorable for the stock market. In building the Fund's position in Japan, we focused on what we refer to as "world class blue-chip technology stocks" in all areas of the broad technology sector. Because we expect the yen to weaken, we covered approximately half of the Fund's yen exposure to the U.S. dollar. A weaker yen will be favorable for the Japanese market because it will increase the value of exports in Japanese yen.

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 4/30/2000 net assets)

Industrials                                                                19.5%
Information Technology                                                     16.2%
Financials                                                                 15.2%
Consumer Discretionary                                                     10.4%
Materials                                                                   7.8%

                                   EVERGREEN
                          Perpetual International Fund
                          Portfolio Manager Interview

What changes did you make in Asia not including Japan?

We raised the Fund's exposure in Hong Kong, where we favored companies related to telecommunications in China and property developers. Because the Hong Kong dollar is tied to the U.S. dollar, Hong Kong property developers have been affected by higher U.S. interest rates. As a result, property sales have declined, profits are weak and stocks are historically cheap. In Asia, we also added to investments in Korea and Taiwan, where we emphasized technology stocks.

Did you make changes in the emerging markets?

We increased the Fund's investments in Mexico and Brazil to 2%, mostly in telecommunications stocks. We also raised the Fund's commitment in Eastern Europe and Israel to 2%.

What is your outlook?

The Federal Reserve Board's tight monetary policy and the extent to which it slows U.S. consumer spending will be a big influence on world markets. However, because there are autonomous economic recoveries taking place in Japan and Continental Europe, a down turn in consumer demand in the U.S. will have fewer negative implications for other markets than would have been the case a year ago. As economic growth in Japan and in Continental Europe continues to improve, these countries will be less dependent on exports to the U.S.

                                   EVERGREEN
                              Precious Metals Fund
                      Fund at a Glance as of April 30, 2000

"During the period, gold could not compete with the allure of the bull market and the supremacy of the U.S. dollar."

                                  Portfolio
                                  Management
                                --------------

                                    [PHOTO]

                               John Madden, CFA
                             Tenure: October 1995


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 4/30/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Classes A, C and Y prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.

All data is as of April 30, 2000 and subject to change.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS2
--------------------------------------------------------------------------------

Portfolio Inception Date: 1/30/1978    Class A    Class B    Class C    Class Y
Class Inception Date                  1/20/1998  1/30/1978  1/29/1998  2/29/2000
Average Annual Returns*
6 month with sales charge              -23.42%    -23.97%    -21.50%       n/a
6 month w/o sales charge               -19.61%    -19.97%    -19.90%    -19.80%
1 year with sales charge               -25.27%    -26.11%    -23.65%       n/a
1 year w/o sales charge                -21.53%    -22.22%    -22.09%    -22.06%
5 years                                -14.01%    -14.14%    -13.83%    -13.33%
10 years                                -3.42%     -3.73%     -3.73%     -3.10%
Since Portfolio Inception                5.68%      5.28%      5.23%    -10.98%
Maximum Sales Charge                     4.75%      5.00%      2.00%       n/a
                                      Front End     CDSC       CDSC

*Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                  Precious   Consumer Price   S & P 500 Composite   Lipper Gold
                  Metals;B     Index - US         Total Return       Fund Index

4/30/90            10,000        10,000              10,000            10,000
4/30/91             9,238        10,489              11,762             8,736
4/30/92             9,145        10,822              13,412             8,192
4/30/93            12,038        11,171              14,651            10,433
4/30/94            15,284        11,435              15,430            12,365
4/30/95            14,396        11,784              18,126            12,345
4/30/96            17,623        12,126              23,602            15,601
4/30/97            13,501        12,428              29,534            11,159
4/30/98            11,375        12,607              41,662             8,529
4/30/99             8,793        12,894              50,758             7,015
4/30/00             6,840        13,314              55,898             5,378


Comparison of a $10,000 investment in Evergreen Precious Metals Fund, Class B shares2, versus a similar investment in the Standard & Poor's 500 Index (S&P
500), the Lipper Gold Fund Index (LGFI) and the Consumer Price Index (CPI).

The S&P 500 and the LGFI are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                              Precious Metals Fund
                          Portfolio Manager Interview

How did the Evergreen Precious Metals Fund perform during the six-month period?

During the six-month period ended April 30, 2000, the Fund's Class B shares returned -19.97%. For the same period, the Standard & Poor's 500 Index and the Lipper Gold Fund Index returned 7.19% and -20.52%, respectively. Fund returns are before the deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                     $60,022,131
Number of Holdings                                                            46

How do you describe the investment environment during the period?

In general, the investment environment for gold was negative, however, there were flurries of optimism. One period of optimism came in the latter part of 1999, when major central bank holders of gold bullion announced they would limit their future gold sales and leasing. Gold and gold shares jumped dramatically, but gradually gave back most of their gains. In early February 2000, gold rallied on news that several companies, notably Placer Dome of Canada, had modified their hedging policies and would reduce or eliminate forward selling, a practice detrimental to gold prices. Once again, gold's gains were short-lived. It seems that while such developments have helped support the metal's price, they are not as important for performance as the investment environment. During the period, gold could not compete with the allure of the bull market and the supremacy of the U.S. dollar. The strength of the general market and of the U.S. dollar produced a psychology that was not conducive to good performance by either the metal or by gold-related equities. As a result, the performance of gold and gold shares was disappointing.

How did higher interest rates affect gold?

Higher interest rates are not good for gold, unless there is strong evidence of inflation. So far, however, gold has not reacted much to the largely anecdotal evidence that inflation is heating up.

                                  Top Sectors
                                  -----------
                   (as a percentage of 4/30/2000 net assets)

Materials (Metals & Mining)                                                96.7%
Financials                                                                  0.5%

                                   EVERGREEN
                              Precious Metals Fund
                          Portfolio Manager Interview

Did you make any big changes to the geographic composition of the Fund?

There were no major geographic realignments of the Fund. At 36% of net assets, South African stocks continued to account for the largest regional weighting in the portfolio. Assets in Australia declined slightly when Acacia Resources, a major portfolio holding, was taken over by Anglogold. We sold our shares of Acacia and reinvested the proceeds in North America.

                             Geographic Allocation
                             ---------------------
                   (as a percentage of 4/30/2000 net assets)

South Africa                                                               36.1%
Canada                                                                     36.0%
United States                                                              19.9%
Australia                                                                   7.4%
Papua New Guinea                                                            0.6%

Did you make any changes in major Fund holdings?

We made some significant changes in individual holdings. We began taking profits in the Fund's largest holding, Franco-Nevada, which was affected by poor market performance. When Franco-Nevada merged with Euro-Nevada, we reduced the Fund's position further because we were concerned about managerial and operational issues in the company. We added to other North American holdings, such as Homestake, Placer Dome and Battle Mountain. We favored these companies largely because of their policies of minimal hedging.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 4/30/2000 net assets)

Franco Nevada Mining, Ltd.                                                  7.6%
Newmont Mining Corp.                                                        5.9%
Harmony Gold Mining, Ltd.                                                   5.5%
Meridian Gold, Inc.                                                         5.5%
Goldfields, Ltd.                                                            5.2%
AngloGold, Ltd.                                                             5.1%
Homestake Mining Co.                                                        5.0%
Impala Platinum Holdings, Ltd.                                              4.7%
Anglo-American Platinum Corp., Ltd.                                         4.1%
Goldcorp, Inc., Cl. A                                                       4.0%

How did non-gold stocks in the portfolio perform?

The Fund's non-gold holdings declined modestly from 16% to 14% of net assets. The biggest change involved Stillwater, a long-time portfolio holding. In our previous communication to shareholders, we reported that Stillwater had operational difficulties in its mine in Montana. As a result, we reduced the Fund's holdings but maintained a position in the hope that Stillwater's problems would be remedied. There has been little improvement in Stillwater's operational situation, and its stock price at the end of the six-month period was at about the same level. In the interim, however, palladium prices were strong and Stillwater's stock had a brief run--up to more than $40 a share. We sold the majority of Stillwater shares at this higher price. The Fund's other platinum/palladium investments have also outperformed gold stocks. Diamonds have not been as rewarding.

                                   EVERGREEN
                              Precious Metals Fund
                          Portfolio Manager Interview

What is your outlook?

As an investment, gold has not been able to compete with the worldwide bull market in stocks or the continued strength of the U.S. dollar. Gold usually makes its best moves in times of adversity. Some sectors of the economy, such as housing and retail sales, are slowing. There are areas, such as commodities and wages, in which inflation may be accelerating and there are aspects of public and private finance, such as current account balances and margin debt, which are bothersome. The Federal Reserve Board is concerned about the pace of economic growth and the potential for higher inflation.

This would suggest that investors should be similarly concerned. There are no signs of recession, and the strength of the dollar does not seem to be threatened. However, the absence of definitive warnings of problems is not surprising, because financial shocks by their very nature are unpredictable. We believe it is possible that some event, or events, will alter the current atmosphere in the market. In the meantime, gold continues to be ignored, and gold stock prices are as low as they have been in years. When the change comes, gold will again draw investor interest. Given the oversold condition of the industry, any reasonable amount of investor activity could result in significant gains for gold equities.

                                   EVERGREEN
                          Emerging Markets Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended         Year Ended October 31,
                         April 30, 2000 # ----------------------------------------------
                           (Unaudited)    1999 #   1998 #   1997 #   1996 #   1995 (a) #
CLASS A SHARES
Net asset value,
 beginning of period          $ 9.32      $ 7.90   $ 9.99   $ 8.46   $ 7.90     $ 8.17
                              ------      ------   ------   ------   ------     ------
Income from investment
 operations
Net investment income
 (loss)                        (0.02)      (0.01)    0.14        0    (0.01)      0.05
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           1.70        1.44    (1.98)    1.53     0.62      (0.32)
                              ------      ------   ------   ------   ------     ------
Total from investment
 operations                     1.68        1.43    (1.84)    1.53     0.61      (0.27)
                              ------      ------   ------   ------   ------     ------
Distributions to
 shareholders from
Net investment income              0       (0.01)       0        0    (0.05)         0
Net realized gains                 0           0    (0.25)       0        0          0
                              ------      ------   ------   ------   ------     ------
Total distributions to
 shareholders                      0       (0.01)   (0.25)       0    (0.05)         0
                              ------      ------   ------   ------   ------     ------
Net asset value, end of
 period                       $11.00      $ 9.32   $ 7.90   $ 9.99   $ 8.46     $ 7.90
                              ------      ------   ------   ------   ------     ------
Total return*                  18.03%      18.16%  (18.89%)  18.09%    7.70%     (3.30%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $9,224      $8,390   $6,195   $2,777   $1,645     $1,117
Ratios to average net
 assets
 Expenses**                     2.15%+      2.16%    2.04%    1.75%    1.74%      1.73%+
 Net investment income
  (loss)                       (0.29%)+    (0.09%)   1.54%   (0.02%)  (0.09%)     0.76%+
Portfolio turnover rate           27%        205%     380%     157%     107%        65%

                         Six Months Ended         Year Ended October 31,
                         April 30, 2000 # ----------------------------------------------
                           (Unaudited)    1999 #   1998 #   1997 #   1996 #   1995 (a) #
CLASS B SHARES
Net asset value,
 beginning of period          $ 9.01      $ 7.69   $ 9.85   $ 8.39   $ 7.85     $ 8.16
                              ------      ------   ------   ------   ------     ------
Income from investment
 operations
Net investment income
 (loss)                        (0.06)      (0.08)    0.08    (0.08)   (0.08)      0.01
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           1.65        1.41    (1.99)    1.54     0.62      (0.32)
                              ------      ------   ------   ------   ------     ------
Total from investment
 operations                     1.59        1.33    (1.91)    1.46     0.54      (0.31)
                              ------      ------   ------   ------   ------     ------
Distributions to
 shareholders from
Net investment income              0       (0.01)       0        0        0          0
Net realized gains                 0           0    (0.25)       0        0          0
                              ------      ------   ------   ------   ------     ------
Total distributions to
 shareholders                      0       (0.01)   (0.25)       0        0          0
                              ------      ------   ------   ------   ------     ------
Net asset value, end of
 period                       $10.60      $ 9.01   $ 7.69   $ 9.85   $ 8.39     $ 7.85
                              ------      ------   ------   ------   ------     ------
Total return*                  17.65%      17.32%  (19.89%)  17.40%    6.90%     (3.80%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $3,659      $3,452   $2,970   $4,020   $2,881     $1,940
Ratios to average net
 assets
 Expenses**                     2.90%+      2.90%    2.78%    2.50%    2.50%      2.48%+
 Net investment income
  (loss)                       (1.03%)+    (0.97%)   0.80%   (0.79%)  (0.87%)     0.03%+
Portfolio turnover rate           27%        205%     380%     157%     107%        65%

(a) For the ten-month period ended October 31, 1995. The Fund changed its year end from December 31 to October 31, effective October 31, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Emerging Markets Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended         Year Ended October 31,
                         April 30, 2000 # -----------------------------------------------
                           (Unaudited)    1999 #   1998 #    1997 #   1996 #   1995 (a) #
CLASS C SHARES
Net asset value,
 beginning of period          $ 9.02      $ 7.68   $  9.85   $ 8.38   $7.84      $ 8.16
                              ------      ------   -------   ------   -----      ------
Income from investment
 operations
Net investment income
 (loss)                        (0.06)      (0.08)     0.05    (0.06)  (0.08)       0.02
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           1.66        1.43     (1.97)    1.53    0.62       (0.34)
                              ------      ------   -------   ------   -----      ------
Total from investment
 operations                     1.60        1.35     (1.92)    1.47    0.54       (0.32)
                              ------      ------   -------   ------   -----      ------
Distributions to
 shareholders from
Net investment income              0       (0.01)        0        0       0           0
Net realized gains                 0           0     (0.25)       0       0           0
                              ------      ------   -------   ------   -----      ------
Total distributions to
 shareholders                      0       (0.01)    (0.25)       0       0           0
                              ------      ------   -------   ------   -----      ------
Net asset value, end of
 period                       $10.62      $ 9.02   $  7.68   $ 9.85   $8.38      $ 7.84
                              ------      ------   -------   ------   -----      ------
Total return*                  17.74%      17.60%   (20.00%)  17.50%   6.90%      (3.90%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $1,409      $1,024   $   577   $1,282   $  85      $   56
Ratios to average net
 assets
 Expenses**                     2.90%+      2.90%     2.78%    2.50%   2.51%       2.50%+
 Net investment income
  (loss)                       (0.96%)+    (0.96%)    0.59%   (0.61%) (0.91%)      0.72%+
Portfolio turnover rate           27%        205%      380%     157%    107%         65%

                               Six Months Ended
                                    April                 Year Ended October 31,
                                  30, 2000 #    -----------------------------------------------
                                 (Unaudited)    1999 #   1998 #    1997 #   1996 #   1995 (a) #
CLASS Y SHARES
Net asset value, beginning of
 period                            $  9.41      $  7.96  $ 10.04   $  8.48  $  7.92    $ 8.17
                                   -------      -------  -------   -------  -------    ------
Income from investment
 operations
Net investment income                    0            0     0.16      0.03     0.01      0.05
Net realized and unrealized
 gains or losses on
 securities and foreign
 currency related transactions        1.72         1.47    (1.98)     1.53     0.62     (0.30)
                                   -------      -------  -------   -------  -------    ------
Total from investment
 operations                           1.72         1.47    (1.82)     1.56     0.63     (0.25)
                                   -------      -------  -------   -------  -------    ------
Distributions to shareholders
 from
Net investment income                    0        (0.02)   (0.01)        0    (0.07)        0
Net realized gains                       0            0    (0.25)        0        0         0
                                   -------      -------  -------   -------  -------    ------
Total distributions to
 shareholders                            0        (0.02)   (0.26)        0    (0.07)        0
                                   -------      -------  -------   -------  -------    ------
Net asset value, end of
 period                            $ 11.13      $  9.41  $  7.96   $ 10.04  $  8.48    $ 7.92
                                   -------      -------  -------   -------  -------    ------
Total return                         18.28%       18.57%  (18.63%)   18.40%    7.90%    (3.10%)
Ratios and supplemental data
Net assets, end of period
 (thousands)                       $64,682      $52,372  $48,953   $61,142  $28,959    $9,355
Ratios to average net assets
 Expenses**                           1.90%+       1.91%    1.78%     1.50%    1.50%     1.48%+
 Net investment income (loss)        (0.01%)+      0.04%    1.71%     0.25%    0.11%     0.94%+
Portfolio turnover rate                 27%         205%     380%      157%     107%       65%

(a) For the ten-month period ended October 31, 1995. The Fund changed its year end from December 31 to October 31, effective October 31, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Global Leaders Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended        Year Ended October 31,
                         April 30, 2000 # -------------------------------------------
                           (Unaudited)     1999 #     1998 #     1997 #    1996 (a) #
CLASS A SHARES
Net asset value,
 beginning of period         $  18.35     $  14.95   $  13.67   $  11.91    $ 11.29
                             --------     --------   --------   --------    -------
Income from investment
 operations
Net investment income
 (loss)                         (0.04)       (0.06)     (0.04)     (0.01)         0
Net realized and
 unrealized gains on
 securities and
 foreign currency
 related transactions            1.17         3.46       1.38       1.78       0.62
                             --------     --------   --------   --------    -------
Total from investment
 operations                      1.13         3.40       1.34       1.77       0.62
                             --------     --------   --------   --------    -------
Distributions to
 shareholders from
Net realized gains              (0.32)           0      (0.06)     (0.01)         0
                             --------     --------   --------   --------    -------
Total distributions to
 shareholders                   (0.32)           0      (0.06)     (0.01)         0
                             --------     --------   --------   --------    -------
Net asset value, end of
 period                      $  19.16     $  18.35   $  14.95   $  13.67    $ 11.91
                             --------     --------   --------   --------    -------
Total return*                    6.21%       22.74%      9.82%     14.88%      5.50%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $143,319     $185,806   $142,622   $ 38,604    $12,975
Ratios to average net
 assets
 Expenses**                      1.70%+       1.79%      1.85%      1.91%      1.75%+
 Net investment income
  (loss)                        (0.37%)+     (0.37%)    (0.25%)    (0.05%)     0.10%+
Portfolio turnover rate            20%          33%        16%        29%        20%

                         Six Months Ended        Year Ended October 31,
                         April 30, 2000 # -------------------------------------------
                           (Unaudited)     1999 #     1998 #     1997 #    1996 (a) #
CLASS B SHARES
Net asset value,
 beginning of period         $  17.92     $  14.70   $  13.52   $  11.87    $ 11.29
                             --------     --------   --------   --------    -------
Income from investment
 operations
Net investment loss             (0.11)       (0.19)     (0.16)     (0.11)     (0.02)
Net realized and
 unrealized gains on
 securities and
 foreign currency
 related transactions            1.15         3.41       1.40       1.77       0.60
                             --------     --------   --------   --------    -------
Total from investment
 operations                      1.04         3.22       1.24       1.66       0.58
                             --------     --------   --------   --------    -------
Distributions to
 shareholders from
Net realized gains              (0.32)           0      (0.06)     (0.01)         0
                             --------     --------   --------   --------    -------
Total distributions to
 shareholders                   (0.32)           0      (0.06)     (0.01)         0
                             --------     --------   --------   --------    -------
Net asset value, end of
 period                      $  18.64     $  17.92   $  14.70   $  13.52    $ 11.87
                             --------     --------   --------   --------    -------
Total return*                    5.85%       21.90%      9.19%     14.01%      5.10%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $228,414     $207,433   $166,556   $134,375    $41,948
Ratios to average net
 assets
 Expenses**                      2.44%+       2.58%      2.61%      2.66%      2.50%+
 Net investment loss            (1.18%)+     (1.16%)    (1.09%)    (0.83%)    (0.68%)+
Portfolio turnover rate            20%          33%        16%        29%        20%

(a) For the period from June 3, 1996 (commencement of class operations) to Oc-tober 31, 1996.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Global Leaders Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended     Year Ended October 31,
                         April 30, 2000 # -------------------------------------
                           (Unaudited)    1999 #   1998 #   1997 #   1996 (a) #
CLASS C SHARES
Net asset value,
 beginning of period          $17.89      $14.67   $13.51   $11.86     $11.29
                              ------      ------   ------   ------     ------
Income from investment
 operations
Net investment loss            (0.11)      (0.19)   (0.16)   (0.11)     (0.02)
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions                   1.15        3.41     1.38     1.77       0.59
                              ------      ------   ------   ------     ------
Total from investment
 operations                     1.04        3.22     1.22     1.66       0.57
                              ------      ------   ------   ------     ------
Distributions to
 shareholders from
Net realized gains             (0.32)          0    (0.06)   (0.01)         0
                              ------      ------   ------   ------     ------
Total distributions to
 shareholders                  (0.32)          0    (0.06)   (0.01)         0
                              ------      ------   ------   ------     ------
Net asset value, end of
 period                       $18.61      $17.89   $14.67   $13.51     $11.86
                              ------      ------   ------   ------     ------
Total return*                   5.86%      21.95%    9.05%   14.02%      5.00%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $5,936      $4,486   $3,875   $2,386     $  554
Ratios to average net
 assets
 Expenses**                     2.44%+      2.57%    2.61%    2.65%      2.50%+
 Net investment loss           (1.18%)+    (1.15%)  (1.06%)  (0.80%)    (0.67%)+
Portfolio turnover rate           20%         33%      16%      29%        20%

                         Six Months Ended     Year Ended October 31,
                         April 30, 2000 # ------------------------------------
                           (Unaudited)    1999 #    1998 #    1997 #   1996 #
CLASS Y SHARES
Net asset value,
 beginning of period         $ 18.54      $ 15.05   $ 13.71   $ 11.91  $ 10.00
                             -------      -------   -------   -------  -------
Income from investment
 operations
Net investment income
 (loss)                        (0.02)       (0.03)    (0.01)     0.03     0.07
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions                   1.18         3.52      1.41      1.78     1.88
                             -------      -------   -------   -------  -------
Total from investment
 operations                     1.16         3.49      1.40      1.81     1.95
                             -------      -------   -------   -------  -------
Distributions to
 shareholders from
Net investment income              0            0         0         0    (0.04)

Net realized gains             (0.32)           0     (0.06)    (0.01)       0
                             -------      -------   -------   -------  -------
Total distributions to
 shareholders                  (0.32)           0     (0.06)    (0.01)   (0.04)
                             -------      -------   -------   -------  -------
Net asset value, end of
 period                      $ 19.38      $ 18.54   $ 15.05   $ 13.71  $ 11.91
                             -------      -------   -------   -------  -------
Total return                    6.31%       23.19%    10.23%    15.22%   19.60%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $44,569      $47,043   $41,873   $35,461  $18,607
Ratios to average net
 assets
 Expenses**                     1.44%+       1.57%     1.61%     1.64%    1.47%+
 Net investment income
  (loss)                       (0.17%)+     (0.16%)   (0.09%)    0.23%    0.62%+
Portfolio turnover rate           20%          33%       16%       29%      20%

(a) For the period from June 3, 1996 (commencement of class operations) to Oc-tober 31, 1996.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Global Opportunities Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended   Year Ended October 31,         Year Ended September 30,
                         April 30, 2000 # ------------------------------   -----------------------------
                           (Unaudited)    1999 #    1998 #    1997 (a) #    1997 #      1996      1995
CLASS A SHARES
Net asset value,
 beginning of period         $ 26.08      $ 19.26   $ 23.53    $ 24.90     $  24.56   $  23.43   $ 19.42
                             -------      -------   -------    -------     --------   --------   -------
Income from investment
 operations
Net investment income
 (loss)                        (0.15)       (0.18)    (0.12)      0.02        (0.17)     (0.06)    (0.16)
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           9.40         8.22     (2.62)     (1.39)        1.76       1.19      4.17
                             -------      -------   -------    -------     --------   --------   -------
Total from investment
 operations                     9.25         8.04     (2.74)     (1.37)        1.59       1.13      4.01
                             -------      -------   -------    -------     --------   --------   -------
Distributions to
 shareholders from
Net realized gains             (4.90)       (1.22)    (1.53)         0        (1.25)         0         0
                             -------      -------   -------    -------     --------   --------   -------
Total distributions to
 shareholders                  (4.90)       (1.22)    (1.53)         0        (1.25)         0         0
                             -------      -------   -------    -------     --------   --------   -------
Net asset value, end of
 period                      $ 30.43      $ 26.08   $ 19.26    $ 23.53     $  24.90   $  24.56   $ 23.43
                             -------      -------   -------    -------     --------   --------   -------
Total return*                  39.91%       44.04%   (12.42%)    (5.50%)       6.95%      4.82%    20.65%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $68,377      $53,533   $58,944    $98,031     $113,477   $250,427   $94,679
Ratios to average net
 assets
 Expenses**                     1.64%+       1.77%     1.81%      1.87%+       1.67%      1.62%     1.83%
 Net investment loss           (0.97%)+     (0.81%)   (0.54%)    (1.40%)+     (0.69%)    (0.53%)   (0.83%)
Portfolio turnover rate          106%         136%      127%         7%          72%        67%       35%

                         Six Months Ended    Year Ended October 31,           Year Ended September 30,
                         April 30, 2000 # --------------------------------   ------------------------------
                           (Unaudited)     1999 #     1998 #    1997 (a) #    1997 #      1996       1995
CLASS B SHARES
Net asset value,
 beginning of period         $  24.65     $  18.39   $  22.69    $  24.03    $  23.92   $  23.00   $  19.20
                             --------     --------   --------    --------    --------   --------   --------
Income from investment
 operations
Net investment loss             (0.24)       (0.32)     (0.28)      (0.06)      (0.32)     (0.21)     (0.25)
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions            8.80         7.80      (2.49)      (1.28)       1.68       1.13       4.05
                             --------     --------   --------    --------    --------   --------   --------
Total from investment
 operations                      8.56         7.48      (2.77)      (1.34)       1.36       0.92       3.80
                             --------     --------   --------    --------    --------   --------   --------
Distributions to
 shareholders from
Net realized gains              (4.90)       (1.22)     (1.53)          0       (1.25)         0          0
                             --------     --------   --------    --------    --------   --------   --------
Total distributions to
 shareholders                   (4.90)       (1.22)     (1.53)          0       (1.25)         0          0
                             --------     --------   --------    --------    --------   --------   --------
Net asset value, end of
 period                      $  28.31     $  24.65   $  18.39    $  22.69    $  24.03   $  23.92   $  23.00
                             --------     --------   --------    --------    --------   --------   --------
Total return*                   39.34%       43.02%    (13.06%)     (5.58%)      6.14%      4.00%     19.79%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $157,705     $111,267   $122,147    $216,471    $238,936   $385,839   $238,320
Ratios to average net
 assets
 Expenses**                      2.39%+       2.53%      2.55%       2.62%+      2.46%      2.40%      2.58%
 Net investment loss            (1.72%)+     (1.57%)    (1.30%)     (2.15%)+    (1.45%)    (1.37%)    (1.59%)
Portfolio turnover rate           106%         136%       127%          7%         72%        67%        35%

(a) For the one-month period ended October 31, 1997. The Fund changed its fis-cal year end from September 30 to October 31, effective October 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Global Opportunities Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended   Year Ended October 31,         Year Ended September 30,
                         April 30, 2000 # ------------------------------   ----------------------------
                           (Unaudited)    1999 #    1998 #    1997 (a) #   1997 #      1996      1995
CLASS C SHARES
Net asset value,
 beginning of period         $ 24.70      $ 18.43   $ 22.73    $ 24.07     $ 23.97   $  23.04   $ 19.26
                             -------      -------   -------    -------     -------   --------   -------
Income from investment
 operations
Net investment loss            (0.25)       (0.32)    (0.28)     (0.07)      (0.33)     (0.24)    (0.27)
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           8.85         7.81     (2.49)     (1.27)       1.68       1.17      4.05
                             -------      -------   -------    -------     -------   --------   -------
Total from investment
 operations                     8.60         7.49     (2.77)     (1.34)       1.35       0.93      3.78
                             -------      -------   -------    -------     -------   --------   -------
Distributions to
 shareholders from
Net realized gains             (4.90)       (1.22)    (1.53)         0       (1.25)         0         0
                             -------      -------   -------    -------     -------   --------   -------
Total distributions to
 shareholders                  (4.90)       (1.22)    (1.53)         0       (1.25)         0         0
                             -------      -------   -------    -------     -------   --------   -------
Net asset value, end of
 period                      $ 28.40      $ 24.70   $ 18.43    $ 22.73     $ 24.07   $  23.97   $ 23.04
                             -------      -------   -------    -------     -------   --------   -------
Total return*                  39.44%       42.98%   (13.03%)    (5.57%)      6.08%      4.04%    19.63%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $30,252      $19,963   $23,043    $43,869     $49,524   $124,549   $86,339
Ratios to average net
 assets
 Expenses**                     2.39%+       2.53%     2.56%      2.62%+      2.45%      2.40%     2.58%
 Net investment loss           (1.71%)+     (1.57%)   (1.31%)    (2.15%)+    (1.48%)    (1.38%)   (1.59%)
Portfolio turnover rate          106%         136%      127%         7%         72%        67%       35%

                         Six Months Ended  Year Ended October 31,
                         April 30, 2000 # ----------------------------       Period Ended
                           (Unaudited)    1999 #   1998 #   1997 (a) #  September 30, 1997 (b)
CLASS Y SHARES
Net asset value,
 beginning of period          $26.19      $19.58   $23.90     $25.24            $23.05
                              ------      ------   ------     ------            ------
Income from investment
 operations
Net investment income
 (loss)                        (0.09)      (0.20)    0.09          0             (0.28)
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           9.43        8.03    (2.88)     (1.34)             2.47
                              ------      ------   ------     ------            ------
Total from investment
 operations                     9.34        7.83    (2.79)     (1.34)             2.19
                              ------      ------   ------     ------            ------
Distributions to
 shareholders from
Net realized gains             (4.90)      (1.22)   (1.53)         0                 0
                              ------      ------   ------     ------            ------
Total distributions to
 shareholders                  (4.90)      (1.22)   (1.53)         0                 0
                              ------      ------   ------     ------            ------
Net asset value, end of
 period                       $30.63      $26.19   $19.58     $23.90            $25.24
                              ------      ------   ------     ------            ------
Total return                   40.11%      42.20%  (12.45%)    (5.31%)            9.50%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $1,058      $  231   $   31     $    0            $    0
Ratios to average net
 assets
 Expenses**                     1.37%+      1.72%    1.49%      1.62%+            1.42%+
 Net investment income
  (loss)                       (0.60%)+    (0.49%)   0.17%     (1.62%)+          (1.22%)+
Portfolio turnover rate          106%        136%     127%         7%               72%

(a) For the one-month period ended October 31, 1997. The Fund changed its fis-cal year end from September 30 to October 31, effective October 31, 1997.
(b) For the period from January 13, 1997 (commencement of class operations) to September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           International Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                   Six Months Ended Year Ended October 31,
                                   April 30, 2000 # --------------------------
                                     (Unaudited)     1999 #       1998 (a) #
CLASS A SHARES
Net asset value, beginning of
 period                                 $ 8.72      $      7.47    $     6.88
                                        ------      -----------    ----------
Income from investment operations
Net investment income                     0.01             0.06          0.10
Net realized and unrealized gains
 on securities, futures contracts
 and foreign currency
 related transactions                     0.87             1.19          0.49
                                        ------      -----------    ----------
Total from investment operations          0.88             1.25          0.59
                                        ------      -----------    ----------
Distributions to shareholders
 from
Net investment income                    (0.11)               0             0
Net realized gains                       (0.41)               0             0
                                        ------      -----------    ----------
Total distributions to
 shareholders                            (0.52)               0             0
                                        ------      -----------    ----------
Net asset value, end of period          $ 9.08      $      8.72    $     7.47
                                        ------      -----------    ----------
Total return*                            10.38%           16.73%         8.58%
Ratios and supplemental data
Net assets, end of period
 (millions)                             $  143      $       128    $      129
Ratios to average net assets
 Expenses**                               1.11%+           1.22%         1.53%+
 Net investment income (loss)             0.23%+           0.77%         1.08%+
Portfolio turnover rate                     76%             131%          155%

                         Six Months Ended      Year Ended October 31,
                         April 30, 2000 # ----------------------------------------
                           (Unaudited)    1999 #  1998 #   1997 #    1996    1995
CLASS B SHARES
Net asset value,
 beginning of period          $ 8.62      $ 7.43  $ 8.65   $ 7.69   $ 7.11   $7.77
                              ------      ------  ------   ------   ------   -----
Income from investment
 operations
Net investment income
 (loss)                       $(0.03)          0   (0.02)   (0.05)   (0.02)   0.07
Net realized and
 unrealized gains on
 securities, futures
 contracts and
 foreign currency
 related transactions           0.86        1.19    0.67     1.27     0.75    0.05
                              ------      ------  ------   ------   ------   -----
Total from investment
 operations                     0.83        1.19    0.65     1.22     0.73    0.12
                              ------      ------  ------   ------   ------   -----
Distributions to
 shareholders from
Net investment income          (0.06)          0   (0.33)   (0.10)   (0.10)  (0.04)
Net realized gains             (0.41)          0   (1.54)   (0.16)   (0.05)  (0.74)
                              ------      ------  ------   ------   ------   -----
Total distributions to
 shareholders                  (0.47)          0   (1.87)   (0.26)   (0.15)  (0.78)
                              ------      ------  ------   ------   ------   -----
Net asset value, end of
 period                       $ 8.98      $ 8.62  $ 7.43   $ 8.65   $ 7.69   $7.11
                              ------      ------  ------   ------   ------   -----
Total return*                   9.86%      16.02%   9.35%   15.69%   10.47%   2.19%
Ratios and supplemental
 data
Net assets, end of
 period (millions)            $   55      $   64  $   75   $  152   $  148   $ 129
Ratios to average net
 assets
 Expenses**                     1.87%+      1.97%   2.30%    2.39%    2.43%   2.57%
 Net investment income
  (loss)                       (0.56%)+     0.01%  (0.13%)  (0.49%)  (0.21%)  0.88%
Portfolio turnover rate           76%        131%    155%     101%      52%     76%

(a) For the period from January 20, 1998 (commencement of class operations) to October 31, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           International Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                Six Months Ended Year Ended October 31,
                                April 30, 2000 # ----------------------------
                                  (Unaudited)     1999 #         1998 (a) #
CLASS C SHARES
Net asset value, beginning of
 period                              $8.62       $      7.43      $      7.64
                                     -----       -----------      -----------
Income from investment
 operations
Net investment income (loss)         (0.02)                0             0.03
Net realized and unrealized
 gains or losses on
 securities, futures contracts
 and foreign currency related
 transactions                         0.86              1.19            (0.24)
                                     -----       -----------      -----------
Total from investment
 operations                           0.84              1.19            (0.21)
                                     -----       -----------      -----------
Distributions to shareholders
 from
Net investment income                (0.06)                0                0
Net realized gains                   (0.41)                0                0
                                     -----       -----------      -----------
Total distributions to
 shareholders                        (0.47)                0                0
                                     -----       -----------      -----------
Net asset value, end of period       $8.99       $      8.62      $      7.43
                                     -----       -----------      -----------
Total return*                         9.98%            16.02%           (2.75%)
Ratios and supplemental data
Net assets, end of period
 (millions)                          $   2       $         2      $         3
Ratios to average net assets
 Expenses**                           1.86%+            1.97%            2.19%+
 Net investment income (loss)        (0.53%)+          (0.02%)           0.44%+
Portfolio turnover rate                 76%              131%             155%

                                 Six Months Ended Year Ended October 31,
                                 April 30, 2000 # ---------------------------
                                   (Unaudited)     1999 #        1998 (b) #
CLASS Y SHARES
Net asset value, beginning of
 period                               $8.73       $      7.45     $      7.73
                                      -----       -----------     -----------
Income from investment
 operations
Net investment income                  0.02              0.08            0.07
Net realized and unrealized
 gains or losses on securities,
 futures contracts and foreign
 currency related transactions         0.87              1.20           (0.35)
                                      -----       -----------     -----------
Total from investment
 operations                            0.89              1.28           (0.28)
                                      -----       -----------     -----------
Distributions to shareholders
 from
Net investment income                 (0.14)                0               0
Net realized gains                    (0.41)                0               0
                                      -----       -----------     -----------
Total distributions to
 shareholders                         (0.55)                0               0
                                      -----       -----------     -----------
Net asset value, end of period        $9.07       $      8.73     $      7.45
                                      -----       -----------     -----------
Total return                          10.40%            17.18%          (3.62%)
Ratios and supplemental data
Net assets, end of period
 (millions)                           $ 593       $       506     $       428
Ratios to average net assets
 Expenses**                            0.87%+            0.97%           1.18%+
 Net investment income                 0.47%+            1.02%           1.13%+
Portfolio turnover rate                  76%              131%            155%

(a) For the period from March 6, 1998 (commencement of class operations) to Oc-tober 31, 1998.
(b) For the period from March 9, 1998 (commencement of class operations) to Oc-tober 31, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               Latin America Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended        Year Ended October 31,
                         April 30, 2000 # ------------------------------------------
                           (Unaudited)    1999 #  1998 #    1997     1996     1995
CLASS A SHARES
Net asset value,
 beginning of period          $ 8.38      $ 7.56  $13.15   $ 11.13  $  9.86  $ 10.55
                              ------      ------  ------   -------  -------  -------
Income from investment
 operations
Net investment income           0.04        0.08    0.14      0.02     0.39     0.44
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           2.02        0.74   (2.87)     2.10     1.24    (0.81)
                              ------      ------  ------   -------  -------  -------
Total from investment
 operations                     2.06        0.82   (2.73)     2.12     1.63    (0.37)
                              ------      ------  ------   -------  -------  -------
Distributions to
 shareholders from
Net investment income              0           0       0     (0.10)   (0.36)   (0.30)
Net realized gains                 0           0   (2.86)        0        0    (0.02)
                              ------      ------  ------   -------  -------  -------
Total distributions to
 shareholders                      0           0   (2.86)    (0.10)   (0.36)   (0.32)
                              ------      ------  ------   -------  -------  -------
Net asset value, end of
 period                       $10.44      $ 8.38  $ 7.56   $ 13.15  $ 11.13  $  9.86
                              ------      ------  ------   -------  -------  -------
Total return*                  24.58%      10.85% (27.18%)   19.18%   16.74%   (3.35%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $5,498      $4,853  $6,483   $13,621  $11,021  $14,333
Ratios to average net
 assets
 Expenses**                     1.80%+      1.95%   1.86%     1.69%    1.83%    1.86%
 Net investment income          0.72%+      1.05%   1.33%     0.20%    3.05%    4.02%
Portfolio turnover rate           14%        238%    197%      105%     112%      57%

                                                       Six Months Ended         Year Ended October 31,
                                                       April 30, 2000 # ---------------------------------------------
                                                         (Unaudited)    1999 #   1998 #     1997      1996     1995
CLASS B SHARES
Net asset value, beginning of period                       $  8.07      $  7.34  $ 12.91   $ 10.98   $  9.76  $ 10.49
                                                           -------      -------  -------   -------   -------  -------
Income from investment operations
Net investment income (loss)                                     0         0.01     0.06     (0.08)     0.23     0.32
Net realized and unrealized gains or losses on
 securities and foreign currency related transactions         1.95         0.72    (2.77)     2.09      1.30    (0.75)
                                                           -------      -------  -------   -------   -------  -------
Total from investment operations                              1.95         0.73    (2.71)     2.01      1.53    (0.43)
                                                           -------      -------  -------   -------   -------  -------
Distributions to shareholders from
Net investment income                                            0            0        0     (0.08)    (0.31)   (0.28)
Net realized gains                                               0            0    (2.86)        0         0    (0.02)
                                                           -------      -------  -------   -------   -------  -------
Total distributions to shareholders                              0            0    (2.86)    (0.08)    (0.31)   (0.30)
                                                           -------      -------  -------   -------   -------  -------
Net asset value, end of period                             $ 10.02      $  8.07  $  7.34   $ 12.91   $ 10.98  $  9.76
                                                           -------      -------  -------   -------   -------  -------
Total return*                                                24.16%        9.95%  (27.60%)   18.40%    15.82%   (4.00%)
Ratios and supplemental data
Net assets, end of period (thousands)                      $20,895      $20,752  $32,046   $75,271   $79,026  $97,165
Ratios to average net assets
 Expenses**                                                   2.55%+       2.68%    2.61%     2.50%     2.59%    2.61%
 Net investment income (loss)                                (0.02%)+      0.16%    0.60%    (0.51%)    2.30%    3.27%
Portfolio turnover rate                                         14%         238%     197%      105%      112%      57%

*  Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+  Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               Latin America Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended        Year ended October 31,
                         April 30, 2000 # ------------------------------------------
                           (Unaudited)    1999 #  1998 #    1997      1996    1995
CLASS C SHARES
Net asset value,
 beginning of period          $ 8.06      $ 7.32  $12.92   $ 10.99   $ 9.77  $ 10.50
                              ------      ------  ------   -------   ------  -------
Income from investment
 operations
Net investment income
 (loss)                            0        0.01    0.05     (0.07)    0.23     0.32
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           1.94        0.73   (2.79)     2.08     1.30    (0.75)
                              ------      ------  ------   -------   ------  -------
Total from investment
 operations                     1.94        0.74   (2.74)     2.01     1.53    (0.43)
                              ------      ------  ------   -------   ------  -------
Distributions to
 shareholders from
Net investment income              0           0       0     (0.08)   (0.31)   (0.28)
Net realized gains                 0           0   (2.86)        0        0    (0.02)
                              ------      ------  ------   -------   ------  -------
Total distributions to
 shareholders                      0           0   (2.86)    (0.08)   (0.31)   (0.30)
                              ------      ------  ------   -------   ------  -------
Net asset value, end of
 period                       $10.00      $ 8.06  $ 7.32   $ 12.92   $10.99  $  9.77
                              ------      ------  ------   -------   ------  -------
Total return*                  24.07%      10.11% (27.86%)   18.38%   15.80%   (4.00%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $4,197      $3,717  $4,725   $10,961   $8,791  $11,242
Ratios to average net
 assets
 Expenses**                     2.55%+      2.65%   2.61%     2.47%    2.59%    2.61%
 Net investment income
  (loss)                       (0.01%)+     0.11%   0.54%    (0.52%)   2.26%    3.27%
Portfolio turnover rate           14%        238%    197%      105%     112%      57%

                                   Six Months Ended Year Ended October 31,
                                   April 30, 2000 # -------------------------
                                     (Unaudited)     1999 #      1998 (a) #
CLASS Y SHARES
Net asset value, beginning of
 period                                 $ 8.42      $     7.58   $     10.94
                                        ------      ----------   -----------
Income from investment operations
Net investment income                        0            0.06          0.07
Net realized and unrealized gains
 or losses on securities and
 foreign currency
 related transactions                     2.08            0.78         (3.43)
                                        ------      ----------   -----------
Total from investment operations          2.08            0.84         (3.36)
                                        ------      ----------   -----------
Net asset value, end of period          $10.50      $     8.42   $      7.58
                                        ------      ----------   -----------
Total return                             24.70%          11.08%       (30.71%)
Ratios and supplemental data
Net assets, end of period
 (thousands)                            $  375      $      270   $        28
Ratios to average net assets
 Expenses**                               1.52%+          1.58%         1.49%+
 Net investment income                    0.94%+          0.71%         1.33%+
Portfolio turnover rate                     14%            238%          197%

(a) For the period from March 30, 1998 (commencement of class operations) to October 31, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Perpetual Global Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended      One-Month              Year Ended September 30,
                         April 30, 2000 #     Period Ended     --------------------------------------------
                           (Unaudited)    October 31, 1999 (a) 1999 #    1998      1997     1996      1995
CLASS A SHARES (b)
Net asset value,
 beginning of period         $ 23.86            $ 23.09        $ 18.92  $ 20.94   $ 17.86  $ 15.88   $14.23
                             -------            -------        -------  -------   -------  -------   ------
Income from investment
 operations
Net investment income
 (loss)                        (0.09)             (0.03)          0.02    (0.03)     0.04    (0.04)    0.05
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           2.45               0.80           5.74    (0.97)     3.67     2.82     1.60
                             -------            -------        -------  -------   -------  -------   ------
Total from investment
 operations                     2.36               0.77           5.76    (1.00)     3.71     2.78     1.65
                             -------            -------        -------  -------   -------  -------   ------
Distributions to
 shareholders from
Net realized gains             (3.35)                 0          (1.59)   (1.02)    (0.63)   (0.80)       0
                             -------            -------        -------  -------   -------  -------   ------
Total distributions to
 shareholders                  (3.35)                 0          (1.59)   (1.02)    (0.63)   (0.80)       0
                             -------            -------        -------  -------   -------  -------   ------
Net asset value, end of
 period                      $ 22.87            $ 23.86        $ 23.09  $ 18.92   $ 20.94  $ 17.86   $15.88
                             -------            -------        -------  -------   -------  -------   ------
Total return*                  10.84%              3.33%         32.49%  (4.97%)    21.59%   18.40%   11.60%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $89,181            $86,341        $88,743  $59,012   $46,556  $13,098   $6,854
Ratios to average net
 assets
 Expenses**                     1.94%+             2.16%+         1.84%    1.75%     1.89%    1.95%    2.06%
 Net investment income
  (loss)                       (0.79%)+           (1.49%)+        0.11%   (0.01%)    0.07%   (0.21%)   0.26%
Portfolio turnover rate           90%                13%           144%     162%      128%     130%     155%

                                          Six Months Ended
                                          April 30, 2000 #     Period Ended
                                            (Unaudited)    October 31, 1999 (c)
CLASS B SHARES
Net asset value, beginning of period           $23.87             $22.91
                                               ------             ------
Income from investment operations
Net investment income (loss)                    (0.16)                 0
Net realized and unrealized gains on
 securities and foreign currency related
 transactions                                    2.41               0.96
                                               ------             ------
Total from investment operations                 2.25               0.96
                                               ------             ------
Distributions to shareholders from
Net realized gains                              (3.35)                 0
                                               ------             ------
Total distributions to shareholders             (3.35)                 0
                                               ------             ------
Net asset value, end of period                 $22.77             $23.87
                                               ------             ------
Total return*                                   10.31%              4.19%
Ratios and supplemental data
Net assets, end of period (thousands)          $2,443             $1,048
Ratios to average net assets
 Expenses**                                      2.71%+             2.91%+
 Net investment loss                            (1.41%)+           (2.24%)+
Portfolio turnover rate                            90%                13%

(a) For the one-month period ended October 31, 1999. The Fund changed its fis-cal year end from September 30 to October 31, effective October 31, 1999.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual Global Portfo-lio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respec-tively, of the Evergreen Perpetual Global Fund. Class B shares of Mentor Perpetual Global Portfolio were redesignated as Class C shares of Evergreen Perpetual Global Fund.
(c) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Perpetual Global Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended       One-Month               Year Ended September 30,
                         April 30, 2000 #     Period Ended      ------------------------------------------------
                           (Unaudited)    October 31, 1999 (a)   1999 #     1998      1997      1996      1995
CLASS C SHARES (b)
Net asset value,
 beginning of period         $  22.71           $  21.99        $  18.21   $ 20.32   $ 17.46   $ 15.67   $ 14.15
                             --------           --------        --------   -------   -------   -------   -------
Income from investment
 operations
Net investment loss             (0.17)             (0.03)          (0.21)    (0.12)    (0.02)    (0.05)    (0.05)
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions            2.31               0.75            5.58     (0.97)     3.51      2.64      1.57
                             --------           --------        --------   -------   -------   -------   -------
Total from investment
 operations                      2.14               0.72            5.37     (1.09)     3.49      2.59      1.52
                             --------           --------        --------   -------   -------   -------   -------
Distributions to
 shareholders from
Net realized gains              (3.35)                 0           (1.59)    (1.02)    (0.63)    (0.80)        0
                             --------           --------        --------   -------   -------   -------   -------
Total distributions to
 shareholders                   (3.35)                 0           (1.59)    (1.02)    (0.63)    (0.80)        0
                             --------           --------        --------   -------   -------   -------   -------
Net asset value, end of
 period                      $  21.50           $  22.71        $  21.99   $ 18.21   $ 20.32   $ 17.46   $ 15.67
                             --------           --------        --------   -------   -------   -------   -------
Total return*                   10.36%              3.27%          31.54%    (5.65%)   20.74%    17.39%    10.74%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $144,581           $133,075        $128,192   $99,277   $89,030   $42,131   $12,667
Ratios to average net
 assets
 Expenses**                      2.69%+             2.91%+          2.58%     2.50%     2.64%     2.70%     2.72%
 Net investment loss            (1.53%)+           (2.24%)+        (0.67%)   (0.77%)   (0.68%)   (0.91%)   (0.40%)
Portfolio turnover rate            90%                13%            144%      162%      128%      130%      155%

                         Six Months Ended      One-Month        Year Ended September 30,
                         April 30, 2000 #     Period Ended     ---------------------------
                           (Unaudited)    October 31, 1999 (a)   1999 #        1998 (c)
CLASS Y SHARES (b)
Net asset value,
 beginning of period          $23.99             $23.21        $      18.96   $      18.81
                              ------             ------        ------------   ------------
Income from investment
 operations
Net investment income
 (loss)                        (0.05)             (0.02)               0.09              0
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions                   2.46               0.80                5.75           0.30
                              ------             ------        ------------   ------------
Total from investment
 operations                     2.41               0.78                5.84           0.30
                              ------             ------        ------------   ------------
Distributions to
 shareholders from
Net realized gains             (3.35)                 0               (1.59)         (0.15)
                              ------             ------        ------------   ------------
Total distributions to
 shareholders                  (3.35)                 0               (1.59)         (0.15)
                              ------             ------        ------------   ------------
Net asset value, end of
 period                       $23.05             $23.99        $      23.21   $      18.96
                              ------             ------        ------------   ------------
Total return                   11.01%              3.36%              32.87%          1.60%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $   14             $    1        $          1   $          1
Ratios to average net
 assets
 Expenses**                     1.65%+             1.83%+              1.52%          1.50%+
 Net investment income
  (loss)                       (0.40%)+           (0.87%)+             0.40%         (0.02%)+
Portfolio turnover rate           90%                13%                144%           162%

(a) For the one-month period ended October 31, 1999. The Fund changed its fis-cal year end from September 30 to October 31, effective October 31, 1999.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual Global Portfo-lio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respec-tively, of the Evergreen Perpetual Global Fund. Class B shares of Mentor Perpetual Global Portfolio were redesignated as Class C shares of Evergreen Perpetual Global Fund.
(c) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Perpetual International Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                Six Months Ended   Year Ended October 31,
                                April 30, 2000 # ----------------------------
                                  (Unaudited)    1999 (c) # 1998 #   1997 (a)
CLASS A SHARES (b)
Net asset value, beginning of
 period                             $  18.41      $ 14.65   $ 13.83  $ 12.53
                                    --------      -------   -------  -------
Income from investment
 operations
Net investment income (loss)           (0.05)        0.07      0.11     0.01
Net realized and unrealized
 gains on securities and
 foreign currency
 related transactions                   2.06         3.69      0.91     1.29
                                    --------      -------   -------  -------
Total from investment
 operations                             2.01         3.76      1.02     1.30
                                    --------      -------   -------  -------
Distributions to shareholders
 from
Net investment income                      0            0     (0.03)       0
Net realized gains                     (1.92)           0     (0.03)       0
Tax return on capital                      0            0     (0.14)       0
                                    --------      -------   -------  -------
Total distributions to
 shareholders                          (1.92)           0     (0.20)       0
                                    --------      -------   -------  -------
Net asset value, end of period      $  18.50      $ 18.41   $ 14.65  $ 13.83
                                    --------      -------   -------  -------
Total return*                          11.71%       25.67%     7.43%   10.38%
Ratios and supplemental data
Net assets, end of period
 (thousands)                        $120,879      $93,578   $62,782  $33,213
Ratios to average net assets
 Expenses**                             1.83%+       1.80%     1.35%    1.35%+
 Net investment income (loss)          (0.53%)+      0.42%     0.96%    0.71%+
Portfolio turnover rate                   70%         118%      120%     107%

                                       Six Months Ended
                                       April 30, 2000 #      Period Ended
                                         (Unaudited)    October 31, 1999 (d) #
CLASS B SHARES
Net asset value, beginning of period        $18.55              $17.88
                                            ------              ------
Income from investment operations
Net investment loss                          (0.11)              (0.01)
Net realized and unrealized gains or
 losses on securities and foreign
 currency related transactions                2.05                0.68
                                            ------              ------
Total from investment operations              1.94                0.67
                                            ------              ------
Distributions to shareholders from
Net realized gains                           (1.92)                  0
                                            ------              ------
Total distributions to shareholders          (1.92)                  0
                                            ------              ------
Net asset value, end of period              $18.57              $18.55
                                            ------              ------
Total return*                                11.20%               3.75%
Ratios and supplemental data
Net assets, end of period (thousands)       $4,487              $  248
Ratios to average net assets
 Expenses**                                   2.59%+              2.56%+
 Net investment loss                         (1.15%)+            (0.36%)+
Portfolio turnover rate                         70%                118%

(a) For the period from December 27, 1996 (commencement of class operations) to October 31, 1997.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual International Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, re-spectively, of Evergreen Perpetual International Fund. Class B shares of Mentor Perpetual International Portfolio were redesignated as Class C shares of Evergreen Perpetual International Fund.
(c) As a result of the conversion of Mentor Perpetual International Portfolio to Evergreen Perpetual International Fund, the shareholders of Mentor Per-petual International Portfolio, Class E, became owners of that number of full and fractional shares of Evergreen Perpetual International Fund, Class A, having a net asset value of their shares immediately prior to the con-version of shares.
(d) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Perpetual International Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                Six Months Ended   Year Ended October 31,
                                April 30, 2000 # -----------------------------
                                  (Unaudited)    1999 #    1998 #   1997 (a) #
CLASS C SHARES (b)
Net asset value, beginning of
 period                             $ 18.11      $ 14.52   $ 13.81   $ 12.53
                                    -------      -------   -------   -------
Income from investment
 operations
Net investment income (loss)          (0.12)       (0.06)     0.03         0
Net realized and unrealized
 gains on securities and
 foreign currency related
 transactions                          2.03         3.65      0.88      1.28
                                    -------      -------   -------   -------
Total from investment
 operations                            1.91         3.59      0.91      1.28
                                    -------      -------   -------   -------
Distributions to shareholders
 from
Net investment income                     0            0     (0.03)        0
Net realized gains                    (1.92)           0     (0.03)        0
Tax return on capital                     0            0     (0.14)        0
                                    -------      -------   -------   -------
Total distributions to
 shareholders                         (1.92)           0     (0.20)        0
                                    -------      -------   -------   -------
Net asset value, end of period      $ 18.10      $ 18.11   $ 14.52   $ 13.81
                                    -------      -------   -------   -------
Total return*                         11.32%       24.72%     6.64%    10.22%
Ratios and supplemental data
Net assets, end of period
 (thousands)                        $81,702      $60,544   $42,354   $19,371
Ratios to average net assets
 Expenses**                            2.58%+       2.56%     2.10%     2.10%+
 Net investment income (loss)         (1.27%)+     (0.36%)    0.21%     0.04%+
Portfolio turnover rate                  70%         118%      120%      107%

                         Six Months Ended      Year Ended October 31,
                         April 30, 2000 # ------------------------------------
                           (Unaudited)    1999 #  1998 #   1997 #   1996 (c) #
CLASS Y SHARES (b)
Net asset value,
 beginning of period          $18.56      $14.74  $ 13.89  $ 12.12    $12.50
                              ------      ------  -------  -------    ------
Income from investment
 operations
Net investment income
 (loss)                        (0.03)       0.10     0.27     0.15      0.04
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           2.08        3.72     0.79     1.67     (0.42)
                              ------      ------  -------  -------    ------
Total from investment
 operations                     2.05        3.82     1.06     1.82     (0.38)
                              ------      ------  -------  -------    ------
Distributions to
 shareholders from
Net investment income              0           0    (0.02)   (0.05)        0
Net realized gains             (1.92)          0    (0.05)       0         0
Tax return on capital              0           0    (0.14)       0         0
                              ------      ------  -------  -------    ------
Total distributions to
 shareholders                  (1.92)          0    (0.21)   (0.05)        0
                              ------      ------  -------  -------    ------
Net asset value, end of
 period                       $18.69      $18.56  $ 14.74  $ 13.89    $12.12
                              ------      ------  -------  -------    ------
Total return                   11.84%      25.92%    7.69%   15.07%    (3.04%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $3,024      $6,572  $10,979  $16,110    $8,741
Ratios to average net
 assets
 Expenses**                     1.59%+      1.55%    1.10%    1.10%     1.10%+
 Net investment income
  (loss)                       (0.33%)+     0.64%    1.21%    1.20%     0.89%+
Portfolio turnover rate           70%        118%     120%     107%       59%

(a) For the period from December 27, 1996 (commencement of class operations) to October 31, 1997.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual International Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, re-spectively, of Evergreen Perpetual International Fund. Class B shares of Mentor Perpetual International Fund. Class B shares of Mentor Perpetual In-ternational Portfolio were redesignated as Class C shares of Evergreen Per-petual International Fund.
(c) For the period from May 29, 1996 (commencement of class operations) to Oc-tober 31, 1996.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Precious Metals Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                Six Months Ended Year Ended October 31,
                                April 30, 2000 # ---------------------------
                                  (Unaudited)     1999 #        1998 (a) #
CLASS A SHARES
Net asset value, beginning of
 period                             $ 11.88      $     11.64    $     12.45
                                    -------      -----------    -----------
Income from investment
 operations
Net investment income (loss)           0.01            (0.01)         (0.01)
Net realized and unrealized
 gains or losses on securities
 and foreign currency
 related transactions                 (2.34)            0.25          (0.80)
                                    -------      -----------    -----------
Total from investment
 operations                           (2.33)            0.24          (0.81)
                                    -------      -----------    -----------
Net asset value, end of period      $  9.55      $     11.88    $     11.64
                                    -------      -----------    -----------
Total return*                        (19.61%)           2.06%         (6.51%)
Ratios and supplemental data
Net assets, end of period
 (thousands)                        $52,943      $    69,387    $    83,431
Ratios to average net assets
 Expenses**                            2.12%+           2.01%          2.01%+
 Net investment income (loss)          0.14%+          (0.07%)        (0.12%)+
Portfolio turnover rate                  21%              33%            44%

                         Six Months Ended   Year Ended October 31,         Year Ended February 28,
                         April 30, 2000 # ------------------------------   -------------------------
                           (Unaudited)    1999 #    1998 #    1997 (b) #      1997          1996
CLASS B SHARES
Net asset value,
 beginning of period          $11.72      $ 11.58   $ 15.87    $  23.94    $     26.35   $     19.30
                              ------      -------   -------    --------    -----------   -----------
Income from investment
 operations
Net investment loss            (0.06)       (0.10)    (0.19)      (0.14)         (0.26)        (0.25)
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions          (2.28)        0.24     (3.29)      (7.93)         (1.16)         7.30
                              ------      -------   -------    --------    -----------   -----------
Total from investment
 operations                    (2.34)        0.14     (3.48)      (8.07)         (1.42)         7.05
                              ------      -------   -------    --------    -----------   -----------
Distributions to
 shareholders from
Net investment income              0            0         0           0              0             0
Net realized gains                 0            0     (0.81)          0          (0.99)            0
                              ------      -------   -------    --------    -----------   -----------
Total distributions to
 shareholders                      0            0     (0.81)          0          (0.99)            0
                              ------      -------   -------    --------    -----------   -----------
Net asset value, end of
 period                       $ 9.38      $ 11.72   $ 11.58    $  15.87    $     23.94   $     26.35
                              ------      -------   -------    --------    -----------   -----------
Total return*                 (19.97%)       1.21%   (22.60%)    (33.71%)        (5.16%)       36.53%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $6,882      $13,781   $25,765    $111,173    $   190,108   $   217,270
Ratios to average net
 assets
 Expenses**                     2.85%+       2.76%     2.72%       2.48%+         2.33%         2.28%
 Net investment loss           (0.91%)+     (0.94%)   (1.52%)     (1.04%)+       (1.08%)       (1.08%)
Portfolio turnover rate           21%          33%       44%         19%            41%           39%

(a) For the period from January 20, 1998 (commencement of class operations) to October 31, 1998.
(b) For the eight-month period ended October 31, 1997. The Fund changed its fiscal year end from February 28 to October 31, effective October 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Precious Metals Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                Six Months Ended Year Ended October 31,
                                April 30, 2000 # ---------------------------
                                  (Unaudited)     1999 #        1998 (a) #
CLASS C SHARES
Net asset value, beginning of
 period                              $11.71      $     11.58     $     13.65
                                     ------      -----------     -----------
Income from investment
 operations
Net investment loss                   (0.06)           (0.09)          (0.14)
Net realized and unrealized
 gains or losses on securities
 and foreign currency related
 transactions                         (2.27)            0.22           (1.93)
                                     ------      -----------     -----------
Total from investment
 operations                           (2.33)            0.13           (2.07)
                                     ------      -----------     -----------
Net asset value, end of period       $ 9.38      $     11.71     $     11.58
                                     ------      -----------     -----------
Total return*                        (19.90%)           1.12%         (15.16%)
Ratios and supplemental data
Net assets, end of period
 (thousands)                         $  197      $       465     $       557
Ratios to average net assets
 Expenses**                            2.81%+           2.85%           2.83%+
 Net investment loss                  (0.96%)+         (0.80%)         (1.44%)+
Portfolio turnover rate                  21%              33%             44%

                                                               Period Ended
                                                           April 30, 2000 # (b)
                                                               (Unaudited)
CLASS Y SHARES
Net asset value, beginning of period                              $10.56
                                                                  ------
Income from investment operations
Net investment loss                                                (0.01)
Net realized and unrealized gains or losses on securities
 and foreign currency related transactions                         (1.15)
                                                                  ------
Total from investment operations                                   (1.16)
                                                                  ------
Net asset value, end of period                                    $ 9.40
                                                                  ------
Total return                                                      (10.98%)
Ratios and supplemental data
Net assets, end of period (thousands)                             $    1
Ratios to average net assets
 Expenses**                                                         1.78%+
 Net investment loss                                               (0.21%)+
Portfolio turnover rate                                               21%

(a) For the period from January 29, 1998 (commencement of class operations) to October 31, 1998.
(b) For the period from February 29, 2000 (commencement of class operations) to April 30, 2000.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Emerging Markets Growth Fund
                            Schedule of Investments
                           April 30, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 95.0%
            Aerospace & Defense - 0.7%
     36,653 Elbit Systems Ltd....................................   $   522,305
                                                                    -----------
            Air Freight & Couriers - 0.3%
     23,400 Embotelladora Andina SA, Ser. A......................       272,025
                                                                    -----------
            Auto Components - 0.7%
      9,289 Alpha Credit Bank, GDR...............................       511,607
                                                                    -----------
            Automobiles - 0.4%
     30,000 * Hyundai Motor Co...................................       282,496
                                                                    -----------
            Banks - 13.4%
 35,800,000 Akbank Turk Anonim Sirket............................       805,067
     66,300 Amalgamated Bank South Africa........................       234,673
 36,314,252 Banco Bradesco SA....................................       265,493
      9,016 Banco de Galicia y Buenos Aires SA de CV, Class B,
             ADR.................................................       156,090
      6,400 * Banco Frances del Rio de la Plata SA, ADR..........       126,400
  3,890,000 Banco Itau SA........................................       290,861
     18,097 Bank Handlowy w Warszawie............................       261,131
    225,500 Bank Hapoalim Ltd....................................       692,627
  3,024,000 * Bank Negara Indonesa...............................        76,557
  1,294,630 Bank Sinopac.........................................       719,356
    486,960 * Chinatrust Commercial Bank.........................       402,683
     31,800 Credicorp Ltd........................................       335,888
    170,400 * Grupo Financiero Banamex AC, Ser. O................       615,685
  1,245,400 Grupo Financiero Bancomer SA, Ser. O.................       555,864
    179,000 * Grupo Financiero Banorte SA de CV, Ser. O..........       243,486
     10,000 Housing & Commercial Bank............................       171,210
     28,000 * Kookmin Bank.......................................       302,771
    154,000 Malayan Banking Berhad...............................       640,316
     22,633 Nedcor Ltd...........................................       429,261
      2,833 OTP Bank Rt..........................................       125,571
  2,475,200 PT Bank Pan Indonesia Tbk............................       117,494
    500,000 * Siam Commercial Bank...............................       400,630
     30,000 State Bank of India, GDR, 144A.......................       277,500
 78,800,000 Turkiye Garanti Bankasi AS...........................     1,327,424
      6,000 Uniao de Bancos Brasileiros SA, GDR ("Unibanco").....       149,625
 26,460,000 Yapi ve Kredi Bankasi AS.............................       843,860
                                                                    -----------
                                                                     10,567,523
                                                                    -----------
            Beverages - 2.1%
     18,200 Fomento Economico Mexicano, Ser. B, ADR..............       750,750
     80,200 * Grupo Modelo SA de CV, Ser. C......................       170,457
     10,753 Hellenic Bottling....................................       170,000
      9,600 Panamerican Beverages, Inc., Cl. A...................       157,800
     50,500 * South African Brew.................................       372,687
                                                                    -----------
                                                                      1,621,694
                                                                    -----------
            Chemicals - 1.8%
     11,000 L.G. Chemical Ltd....................................       252,760
     46,000 Reliance Industries Ltd., GDR, 144A..................     1,179,900
                                                                    -----------
                                                                      1,432,660
                                                                    -----------

   Shares                                                              Value

 COMMON STOCKS - continued
            Communications Equipment - 0.8%
      6,768 ECI Telecommunications Ltd...........................   $   188,235
     10,000 * Utstarcom, Inc.....................................       475,000
                                                                    -----------
                                                                        663,235
                                                                    -----------
            Computers & Peripherals - 2.2%
     53,900 * Asustek Computer, Inc..............................       597,225
  1,000,000 Legend Holdings......................................     1,155,446
                                                                    -----------
                                                                      1,752,671
                                                                    -----------
            Construction & Engineering - 0.6%
    120,000 Italian-Thai Development Plc.........................        85,906
     30,000 Larsen & Toubro Ltd., GDR, 144A......................       405,000
                                                                    -----------
                                                                        490,906
                                                                    -----------
            Construction Materials - 0.6%
     20,768 * Cemex SA de CV, Ser. B, ADR........................       454,300
                                                                    -----------
            Diversified Financials - 1.8%
  1,168,000 Ayala Corp...........................................       265,937
     68,175 Rembrandt Group Ltd..................................       528,870
     15,584 Samsung Securities Co................................       262,600
  1,100,000 * Skyworth Digital...................................       353,053
                                                                    -----------
                                                                      1,410,460
                                                                    -----------
            Diversified Telecommunication Services - 22.0%
     58,127 * Bezeq Israeli Telecommunication Corp. Ltd..........       308,449
     11,000 * Compania Anonima Nacional Telefonos de Venezuela,
             Class D, ADR........................................       319,000
     15,900 Compania de Telecom de Chile SA, ADR.................       294,150
     44,800 * Embratel Participacoes SA, ADR.....................     1,008,000
     62,794 Hellenic Telecommunications Organization SA, GDR.....     1,413,599
    266,000 Indosat, ADR.........................................       352,702
     29,000 * Korea Telecom Corp.................................     1,000,500
     37,500 Mahanagar Telep Ni, GDR..............................       478,125
    118,463 * Mahanagar Telephone Nigam Ltd., GDR................     1,540,019
     15,981 * Matav Rt., ADR.....................................       556,339
     47,000 Philippine Long Distance Telephone Co................       866,562
     13,100 * Rostelecom.........................................       254,631
     16,100 * SPT Telecom AS.....................................       298,685
     25,600 * STET Hellas Telecommunications SA..................       585,600
     35,334 Tele Norte Leste Participacoes SA, ADR...............       629,387
    328,000 * Telecom Asia Corp..................................       439,459
    103,578 * Telecomasia Corporation Public Co., Ltd............        25,654
      2,900 * Telecomunicacoes Brasileiras SA, ADR Preference
             Shares ("Telebras").................................       342,744
     27,500 Telecomunicacoes De Sao Paulo........................       694,375
     14,200 Telefonica de Argentina, Class B, ADR................       498,775
     63,614 Telefonos de Mexico SA, ADR ("Telmex")...............     3,741,298

                                   EVERGREEN
                          Emerging Markets Growth Fund
                       Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)


   Shares                                                               Value

 COMMON STOCKS - continued
            Diversified Telecommunication Services - continued
    200,000 Telekom Malaysia Berhad...............................   $   694,737
     55,800 Telekomunikacja Polaska SA............................       409,450
    756,000 Telekomunikasi Indonesia, Ser. B......................       330,152
     10,000 Videsh Sanchar........................................       152,327
      4,200 * Vimpel-Communications...............................       140,700
                                                                     -----------
                                                                      17,375,419
                                                                     -----------
            Electric Utilities - 3.2%
     17,000 * BSES, Ltd., GDR.....................................       289,000
     73,500 * Centrais Eletricas Brasileiras SA, ADR..............       545,818
    105,300 Electricity Generating Public Co......................       127,942
     14,031 Empresa Nacional de Electric, ADR.....................       161,357
     83,800 Korea Electric Power Corp., ADR.......................     1,372,225
                                                                     -----------
                                                                       2,496,342
                                                                     -----------
            Electrical Equipment - 0.4%
    405,000 Walsin Lihwa Corp.....................................       326,965
                                                                     -----------
            Electronic Equipment & Instruments - 1.4%
     38,100 Delta Electronics, Inc................................       394,362
     41,000 * Hon Hai Precision...................................       395,326
    209,000 * Yageo Corp..........................................       340,193
                                                                     -----------
                                                                       1,129,881
                                                                     -----------
            Food & Drug Retailing - 0.9%
    122,720 President Chain Store Corp............................       437,211
     31,100 * Santa Isabel SA, ADR................................       264,350
                                                                     -----------
                                                                         701,561
                                                                     -----------
            Food Products - 1.1%
    890,000 Cia Cervejaria Brahma.................................       645,749
    850,000 * Golden Agri-Resources Ltd...........................       196,747
                                                                     -----------
                                                                         842,496
                                                                     -----------
            Gas Utilities - 0.0%
      3,900 * Gulf Indonesia Resources Ltd........................        27,300
                                                                     -----------
            Hotels, Restaurants & Leisure - 1.5%
    104,500 * Corp Interamericana Entretenimiento S.A.............       428,661
     94,200 Genting Berhad........................................       379,279
     65,000 Indian Hotels Co Ltd..................................       341,250
                                                                     -----------
                                                                       1,149,190
                                                                     -----------
            Household Durables - 2.7%
      6,995 L.G. Electronics, GDR, 144A...........................       186,575
  5,195,000 Vestel Electronik Sanayi ve Ticaret AS................     1,954,158
                                                                     -----------
                                                                       2,140,733
                                                                     -----------
            Industrial Conglomerates - 1.0%
     46,600 * ALFA SA de CV, Ser. A...............................       144,108
     68,443 Barlow Ltd............................................       428,999
     71,400 * Grupo Carso SA de CV, Ser. A1.......................       242,806
                                                                     -----------
                                                                         815,913
                                                                     -----------

   Shares                                                               Value

 COMMON STOCKS - continued
            Insurance - 2.3%
 27,886,210 Aksigorta AS..........................................   $   741,121
    105,450 Cathay Life Insurance Co., Ltd........................       255,051
     24,940 Hyundai Fire & Marine Co. Ltd.........................       191,250
     19,435 Liberty Life Association of Africa, Ltd...............       182,010
     21,682 Samsung Fire & Marine Co., Ltd........................       443,507
                                                                     -----------
                                                                       1,812,939
                                                                     -----------
            Internet Software & Services - 0.7%
      1,000 * Asiainfo Holdings Inc...............................        43,500
    100,000 * Hongkong.com Corp...................................        18,744
  1,000,000 Vanda Systems & Communications Holdings...............       510,322
                                                                     -----------
                                                                         572,566
                                                                     -----------
            IT Consulting & Services - 0.5%
      2,300 * Check Point Software Tech Ltd.......................       397,900
                                                                     -----------
            Media - 1.5%
     11,650 * Grupo Televisa SA, ADR..............................       739,047
     60,000 Star Publications.....................................       217,895
     22,300 * TV Azteca SA de CV, ADR.............................       245,300
                                                                     -----------
                                                                       1,202,242
                                                                     -----------
            Metals & Mining - 3.9%
     12,370 Anglo American Plc....................................       524,318
     16,405 Anglo-American Platinum Corp., Ltd....................       396,788
     15,300 AngloGold Ltd, ADR....................................       297,394
    715,000 China Steel Corp......................................       507,125
     26,600 Companhia Vale do Rio Doce, ADR.......................       658,938
     26,037 De Beers Centenary....................................       533,757
     62,400 * Siderca SA..........................................       134,252
                                                                     -----------
                                                                       3,052,572
                                                                     -----------
            Multi-line Retail - 1.4%
    500,000 China Merchants Hldgs Intl............................       309,724
    274,912 New Clicks Holdings Ltd...............................       407,472
     10,000 Shinsegae Department Store............................       375,760
                                                                     -----------
                                                                       1,092,956
                                                                     -----------
            Multi-Utilities - 0.6%
    101,863 Petroleos de Chile SA.................................       454,701
                                                                     -----------
            Oil & Gas - 3.2%
      3,600 LUKoil Oil Co., ADR...................................       217,008
     11,418 MOL Magyar Olaj-es Gazipari Rt., GDR..................       201,154
     20,120 * Petroleo Brasileiro SA, ADR ("Petrobras")...........       476,671
     41,300 PTT Exploration & Production Public Co., Ltd..........       209,402
     52,443 * SK Corp., GDR, 144A.................................       990,026
     14,576 Ssangyong Oil Refining Co, Ltd........................       269,914
     12,900 Surgutneftegaz Jsc....................................       195,822
                                                                     -----------
                                                                       2,559,997
                                                                     -----------

                                   EVERGREEN
                         Emerging Markets Growth Fund
                      Schedule of Investments (continued)
                          April 30, 2000 (Unaudited)


   Shares                                                               Value

 COMMON STOCKS - continued
            Paper & Forest Products - 2.3%
     41,800 Aracruz Celulose SA...................................    $  781,137
     20,183 Empresas CMPC.........................................       235,028
    600,000 Indah Kiat Pulp & Paper...............................       180,380
    124,200 * Kimberly Clark Corp. de Mexico SA de CV, Cl. A......       399,921
     33,977 Sappi Ltd.............................................       238,022
                                                                     -----------
                                                                       1,834,488
                                                                     -----------
            Pharmaceuticals - 1.3%
     43,400 Pliva D.D., GDR, 144A.................................       535,990
     20,500 * Taro Pharmaceutical Industries Ltd..................       228,062
      5,600 Teva Pharmaceutical Industries, Ltd., ADR.............       246,400
                                                                     -----------
                                                                       1,010,452
                                                                     -----------
            Real Estate - 1.1%
    950,000 China Everbright Pacific Ltd..........................       664,703
     96,975 * Corporacion GEO SA de CV, Ser. B....................       222,599
                                                                     -----------
                                                                         887,302
                                                                     -----------
            Semiconductor Equipment & Products - 10.8%
     94,000 Advanced Semiconductor Engineering Inc................       301,095
     64,082 * Hyundai Electronics Industries......................     1,016,304
     10,003 Samsung Electronics...................................     2,704,122
    143,000 * Siliconware Precision Industries....................       324,841
     82,000 * Taiwan Secom Co.....................................       191,633
    383,860 * Taiwan Semiconductor Manufacturing Co., Ltd.........     2,471,659
    453,501 United Microelectronics Corp..........................     1,534,151
                                                                     -----------
                                                                       8,543,805
                                                                     -----------
            Software - 2.0%
     16,800 Aptech Ltd............................................       700,481
     25,000 * Pentamedia Graphics.................................       363,975
     12,000 * Pentamedia Graphics, GDR............................       246,000
     26,000 * Tata Elxsi India....................................        62,543
     29,800 * Tata Infotech.......................................       205,493
                                                                     -----------
                                                                       1,578,492
                                                                     -----------
            Specialty Retail - 1.8%
    374,600 * Grupo Elektra SA de CV..............................       366,240
     95,000 Siam Makro Plc........................................       124,787
    393,400 * Wal-Mart de Mexico SA de CV.........................       907,203
                                                                     -----------
                                                                       1,398,230
                                                                     -----------
            Textiles & Apparel - 0.7%
    243,960 Far East Textile, Inc.................................       374,771
     93,000 * Pou Chen, Corp......................................       214,300
                                                                     -----------
                                                                         589,071
                                                                     -----------

   Shares                                                              Value

 COMMON STOCKS - continued
            Trading Companies & Distributors - 0.5%
     32,204 Elektrim Spolka Akcyjna SA...........................   $   403,451
                                                                    -----------
            Transportation Infrastructure - 0.5%
    240,000 * New World Infrastructure Ltd.......................       255,739
  1,500,000 Zhejiang Expressway..................................       173,317
                                                                    -----------
                                                                        429,056
                                                                    -----------
            Wireless Telecommunications Services - 0.3%
      4,100 * Tele Centro Sul Participacoes SA, ADR..............       261,375
                                                                    -----------
            Total Common Stocks
             (cost $63,455,874)..................................    75,069,277
                                                                    -----------
 PREFERRED STOCKS - 1.7%
            Aerospace & Defense - 1.7%
    250,000 Embraer-Empresa Brasileira de Aeronautica SA
             (cost $402,837).....................................     1,308,502
                                                                    -----------
 RIGHTS - 0.0%
            Electronic Equipment & Instruments - 0.0%
      3,810 Delta Electronics, Inc...............................         3,494
                                                                    -----------
            Software - 0.0%
     16,800 Aptech Ltd...........................................             0
                                                                    -----------
            Total Rights
             (cost $0)...........................................         3,494
                                                                    -----------
 WARRANTS - 0.0%
            Banks - 0.0%
    218,400 * PT Bank Pan Indonesia, expire 7/8/2002 (cost $0)...         3,456
                                                                    -----------

 Principal
   Amount                                                             Value

 REPURCHASE AGREEMENT - 2.3%
 $1,814,000 State Street Bank & Trust Co., purchased 04/28/2000,
             5.76% maturing 5/1/2000, maturity value $1,814,871
             (cost $1,814,000) (a)..............................     1,814,000
                                                                   -----------

            Total Investments-
            (cost $65,672,711).............................    99.0%  78,198,729
            Other Assets and Liabilities - net.............     1.0      775,355
                                                              -----  -----------
            Net Assets.....................................   100.0% $78,974,084
                                                              =====  ===========

(a) The repurchase agreement is fully collateralized by: $1,875,000 FHLB, 6.500, 1/8/2004, value including accrued interest $1,851,563.
*    Non-income producing security.
144A Security that may be resold to "qualified institutional buyers" under Rule
     144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ADR  American Depository Receipts
GDR  Global Depository Receipts

                                   EVERGREEN
                          Emerging Markets Growth Fund
                      Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)

At April 30, 2000, the Fund held securities in the following countries:

                                                                 Percentage of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Mexico............................................ $10,227,726        13.1%
Korea.............................................   9,822,019        12.6%
Taiwan............................................   9,393,586        12.0%
Brazil............................................   8,058,676        10.3%
India.............................................   6,241,613         8.0%
Turkey............................................   5,671,629         7.3%
South Africa......................................   3,677,247         4.7%
Hong Kong.........................................   2,832,255         3.6%
Greece............................................   2,680,806         3.4%
Israel............................................   2,583,979         3.3%
Malaysia..........................................   1,932,226         2.5%
Thailand..........................................   1,811,637         2.3%
Chile.............................................   1,681,611         2.1%
Philippines.......................................   1,132,499         1.4%
Indonesia.........................................   1,088,041         1.4%
Other Countries+..................................   9,363,179        12.0%
                                                   -----------       ------
                                                   $78,198,729       100.0%
                                                   ===========       ======

+ Includes short-term investments.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Global Leaders Fund
                            Schedule of Investments
                           April 30, 2000 (Unaudited)


  Shares                                                               Value

 COMMON STOCKS - 99.1%
           Australia - 1.1%
    70,000 National Australia Bank, Ltd..........................   $  4,773,125
                                                                    ------------
           Belgium - 0.7%
    14,366 Colruyt NV............................................        554,925
    75,000 UCB SA................................................      2,522,752
                                                                    ------------
                                                                       3,077,677
                                                                    ------------
           Canada - 4.0%
   500,000 Bombardier, Inc., Cl. B...............................     13,437,774
   120,000 Du Pont Canada, Inc., Cl. A...........................      3,565,400
                                                                    ------------
                                                                      17,003,174
                                                                    ------------
           Denmark - 0.8%
    75,000 Coloplast.............................................      3,158,030
                                                                    ------------
           Finland - 3.2%
   200,000 Nokia Corp., ADR......................................     11,375,000
    40,000 Tieto Corp............................................      1,927,292
                                                                    ------------
                                                                      13,302,292
                                                                    ------------
           France - 4.7%
    45,600 Carrefour SA..........................................      2,968,175
    40,000 Hermes International..................................      5,672,784
    88,400 Sanofi Synthelabo.....................................      3,298,960
    48,320 Societe Technip.......................................      5,512,928
    15,564 Sodexho Alliance......................................      2,331,794
                                                                    ------------
                                                                      19,784,641
                                                                    ------------
           Germany - 6.0%
    70,000 Altana AG.............................................      5,059,141
    46,250 DePfa Deutsche Pfandbriefbank AG (DePfa-Bank).........      4,646,069
    44,000 Hugo Boss AG..........................................      5,600,056
    10,500 Marschollek Lauten....................................      3,722,765
    10,000 SAP AG................................................      4,690,956
    31,000 SAP AG, ADR...........................................      1,522,875
                                                                    ------------
                                                                      25,241,862
                                                                    ------------
           Hong Kong - 1.3%
   181,000 Cheung Kong Holdings, Ltd. ...........................      2,161,069
   350,000 Henderson Land Development Co., Ltd. .................      1,532,250
 1,570,822 Hong Kong & China Gas Co., Ltd. ......................      1,714,167
                                                                    ------------
                                                                       5,407,486
                                                                    ------------
           Ireland - 0.9%
    14,510 CRH Plc...............................................        232,162
   217,137 CRH Plc, London Exchange..............................      3,480,149
                                                                    ------------
                                                                       3,712,311
                                                                    ------------
           Italy - 4.9%
   119,000 Benetton Group SpA, ADS...............................      4,455,062
    50,000 Bipop-Carire SpA......................................      4,545,500
   425,000 * Industrie Natuzzi SpA, ADR..........................      4,675,000
   300,000 Luxottica Group SpA, ADS..............................      7,162,500
                                                                    ------------
                                                                      20,838,062
                                                                    ------------

  Shares                                                               Value

 COMMON STOCKS - continued
          Japan - 6.5%
   40,000 Nintendo Co., Ltd......................................   $  6,665,741
      110 NTT Mobile Communication Network, Inc..................      3,676,341
  140,400 Seven-Eleven Japan Co., Ltd............................     17,287,599
                                                                    ------------
                                                                      27,629,681
                                                                    ------------
          Malaysia - 0.7%
  101,000 AMMB Holdings Berhad...................................        382,737
  254,000 Commerce Asset Holding Berhad..........................        715,211
  254,000 Malayan Banking Berhad.................................      1,056,105
   92,000 Malaysian Oxygen Berhad................................        290,526
   81,000 Nestle Berhad..........................................        387,947
  134,000 Perusahaan Otomobil Nasional Berhad....................        185,132
                                                                    ------------
                                                                       3,017,658
                                                                    ------------
          Netherlands - 3.8%
  163,700 CSM NV.................................................      2,812,692
   40,000 Getronics NV...........................................      2,385,478
   72,086 IHC Caland NV..........................................      2,916,236
   80,931 Numico Kon NV..........................................      3,009,192
   90,000 VNU NV.................................................      4,815,048
                                                                    ------------
                                                                      15,938,646
                                                                    ------------
          Spain - 1.0%
    2,400 Endesa SA..............................................         52,364
  195,500 Endesa SA, ADR.........................................      4,129,938
                                                                    ------------
                                                                       4,182,302
                                                                    ------------
          Sweden - 0.6%
   99,000 Hennes & Mauritz, Cl.B.................................      2,627,928
                                                                    ------------
          Switzerland - 1.6%
   30,000 ABB AG.................................................      3,366,096
    2,165 Schweizerische Rueckversicherungs-Gesellschaft.........      3,478,713
                                                                    ------------
                                                                       6,844,809
                                                                    ------------
          United Kingdom - 10.1%
  300,000 Airtours Plc...........................................      1,578,748
    7,937 Astrazeneca Plc........................................        331,520
   87,755 Astrazeneca Plc, ADR...................................      3,696,679
  110,000 * Bowthorpe Plc........................................      2,029,485
  368,102 Granada Group Plc......................................      3,610,635
  362,100 Lloyds TSB Group Plc...................................      3,534,850
  130,000 Pearson Publishing Plc.................................      4,398,231
  530,200 Rentokil Initial Plc...................................      1,454,936
  325,000 Royal Bank of Scotland Group Plc.......................      5,070,211
  140,000 SEMA Group Plc.........................................      2,260,381
   19,024 SmithKline Beecham Plc.................................        260,651
   50,000 SmithKline Beecham, Plc, ADR...........................      3,437,500
  281,841 Smiths Industries Plc..................................      3,302,767
  250,000 TI Group Plc...........................................      1,358,440
  130,000 Vodafone AirTouch Plc, ADR.............................      6,110,000
                                                                    ------------
                                                                      42,435,034
                                                                    ------------

                                   EVERGREEN
                              Global Leaders Fund
                       Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)


  Shares                                                               Value

 COMMON STOCKS - continued
          United States - 47.2%
  125,000 Abbott Laboratories.....................................  $  4,804,687
   25,000 American Express Co.....................................     3,751,562
   42,312 American International Group, Inc.......................     4,641,097
   70,000 Anheuser Busch Companies, Inc. .........................     4,939,375
   61,600 Avon Products, Inc......................................     2,556,400
   65,000 Bell Atlantic Corp. ....................................     3,851,250
  120,000 Black & Decker Corp.....................................     5,047,500
   70,000 Carnival Corp., Cl. A...................................     1,741,250
  207,500 * Cisco Systems, Inc. ..................................    14,385,586
  150,000 Citigroup, Inc..........................................     8,915,625
   30,000 Computer Associates International, Inc..................     1,674,375
  108,000 * Dell Computer Corp....................................     5,413,500
  112,900 Disney (Walt) Co........................................     4,889,981
   68,000 Federal National Mortgage Assn..........................     4,101,250
   50,000 Gannett Co., Inc........................................     3,193,750
  101,250 Gap, Inc. ..............................................     3,720,938
   69,000 General Electric Co. ...................................    10,850,250
   75,000 General Mills, Inc. ....................................     2,728,125
  110,000 Harley-Davidson, Inc. ..................................     4,379,375
   97,500 Home Depot, Inc. .......................................     5,466,094
   90,000 Honeywell International, Inc............................     5,040,000
   80,000 Intel Corp..............................................    10,145,000
   80,000 Marriott International, Inc., Cl. A.....................     2,560,000
   42,350 Marsh & McLennan Co., Inc. .............................     4,174,122
  119,775 MBNA Corp. .............................................     3,181,523
   74,500 McGraw-Hill Companies, Inc. ............................     3,911,250
   68,000 Merck & Co., Inc. ......................................     4,726,000
   98,000 * Microsoft Corp. ......................................     6,835,500
   50,000 Morgan Stanley, Dean Witter & Co. ......................     3,837,500
   98,500 * Oracle Systems Corp. .................................     7,873,844
   80,000 Pitney Bowes, Inc. .....................................     3,270,000
  123,700 SBC Communications, Inc. ...............................     5,419,606

  Shares                                                              Value

 COMMON STOCKS - continued
           United States - continued
   68,000  Schering-Plough Corp. ...............................   $  2,741,250
   60,000  Schwab (Charles) & Co., Inc. ........................      2,670,000
   25,000  * Sun Microsystems, Inc..............................      2,298,438
  350,000  TJX Co., Inc.........................................      6,715,625
   75,000  Tribune Co...........................................      2,915,625
   52,665  United Technologies Corp.............................      3,275,105
  175,000  Viad Corp............................................      4,440,625
  145,000  Wal-Mart Stores, Inc. ...............................      8,029,375
  100,000  Wells Fargo Co.......................................      4,106,250
                                                                   ------------
                                                                    199,218,608
                                                                   ------------
           Total Common Stocks (cost $289,755,940)..............    418,193,326
                                                                   ------------
 WARRANTS - 0.0%
           Malaysia - 0.0%
   26,750  * Commerce Asset Holding, Warrants @ 7.45MYR expire
            3/16/2002 (b).......................................         30,411
   33,200  * United Engineers Berhad, expire 11/18/2002.........         46,305
                                                                   ------------
           Total Warrants
            (cost $16,302)                                               76,716
                                                                   ------------
 Principal
  Amount                                                              Value
 REPURCHASE AGREEMENT - 0.0%
 $114,000  State Street Bank & Trust Co., purchased 4/28/2000,
            5.80%, maturing 5/1/2000, maturity value $114,055
            (cost $114,000) (a).................................        114,000
                                                                   ------------

          Total Investments - (cost $289,886,242).........    99.1%  418,384,042
          Other Assets and Liabilities - net..............     0.9     3,853,320
                                                             -----  ------------
          Net Assets......................................   100.0% $422,237,362
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at April 30, 2000.
(b) Investment is being fair valued in accordance with procedures established by the Board of Trustees.
*   Non-income producing security.

Summary of Abbreviations:
ADR  American Depository Receipts
ADS  American Depository Shares

                                   EVERGREEN
                              Global Leaders Fund
                      Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)

At April 30, 2000, the Fund held securities in the following sectors:

                                                                   Percent of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Consumer Discretionary............................ $ 95,275,671       22.8%
Financials........................................   75,027,945       17.9%
Information Technology............................   74,817,710       17.9%
Industrials.......................................   59,266,475       14.2%
Health Care.......................................   41,199,672        9.8%
Consumer Staples..................................   37,244,430        8.9%
Telecommunication Services........................   19,057,198        4.6%
Materials.........................................    7,568,237        1.8%
Utilities.........................................    5,896,468        1.4%
Energy............................................    2,916,236        0.7%
Cash & Cash Equivalents...........................      114,000        0.0%
                                                   ------------      ------
                                                   $418,384,042      100.0%
                                                   ============      ======

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Global Opportunities Fund
                            Schedule of Investments
                           April 30, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 92.4%
             Aerospace & Defense - 1.1%
      42,100 * M Systems Flash Disk Pioneers Ltd.................   $  2,778,600
                                                                    ------------
             Auto Components - 0.1%
      19,040 Brembo SpA..........................................        236,618
                                                                    ------------
             Banks - 1.2%
     503,400 Anglo Irish Bank Corp. Plc..........................      1,112,067
         465 Verwalt & Private Bank..............................      2,022,267
                                                                    ------------
                                                                       3,134,334
                                                                    ------------
             Beverages - 0.2%
      13,900 Fomento Economico Mexicano, Ser. B, ADR.............        573,375
                                                                    ------------
             Biotechnology - 1.3%
      24,000 * Alkermes, Inc.....................................      1,278,000
      30,700 * Myriad Genetics, Inc. ............................      1,976,312
                                                                    ------------
                                                                       3,254,312
                                                                    ------------
             Commercial Services & Supplies - 10.3%
       4,250 Altran Technologies SA..............................        868,554
      20,797 * Atos SA...........................................      2,247,989
       9,900 * Benesse Corp. ....................................        864,296
       5,200 * Benesse Corp. (New)...............................        475,638
      28,691 Capita Group Plc....................................        737,063
     700,056 Computershare Ltd...................................      2,856,514
      23,300 * Diamond Technology Partners, Inc. ................      1,843,612
      60,000 Elanders AB.........................................      1,913,897
       5,000 Enea Data AB........................................        880,549
      89,600 * Harbinger Corp. ..................................      1,691,200
         435 Kuoni Reisen Holding AG.............................      1,884,231
      50,400 * Mosaic Group, Inc.................................        568,357
          67 Net One Systems Co..................................      2,288,849
     404,226 Parity Group........................................      2,209,054
       1,560 Penauille Polyservices..............................        942,391
       3,100 * Telegate SA.......................................        391,731
           9 The Goodwill Group..................................        138,314
      27,182 Transiciel SA.......................................      3,627,598
                                                                    ------------
                                                                      26,429,837
                                                                    ------------
             Communications Equipment - 3.3%
      87,400 * Davox Corp. ......................................      2,228,700
         100 * Echelon Corp......................................          3,256
      53,000 * Performance Technologies, Inc. ...................      1,851,688
      68,000 * Tollgrade Communications, Inc. ...................      4,488,000
                                                                    ------------
                                                                       8,571,644
                                                                    ------------
             Computers & Peripherals - 2.0%
      17,000 * Asustek Computer, Inc. ...........................        188,364
       3,962 * Logitech International SA.........................      2,614,454
     190,000 * Maxtor Corp.......................................      2,268,125
                                                                    ------------
                                                                       5,070,943
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - Continued
             Construction & Engineering - 2.0%
      32,650 * Dycom Industries, Inc. ...........................   $  1,697,800
      14,632 GTI Holding NV......................................        262,714
      37,300 * Mastec, Inc.......................................      3,221,787
                                                                    ------------
                                                                       5,182,301
                                                                    ------------
             Construction Materials - 0.8%
      34,050 * Cemex SA de CV, Ser. B, ADR.......................        744,844
      39,400 Texas Industries, Inc...............................      1,285,425
                                                                    ------------
                                                                       2,030,269
                                                                    ------------
             Distributors - 0.5%
     300,000 Li & Fung...........................................      1,170,852
                                                                    ------------
             Diversified Financials - 5.8%
       9,000 Acom Co., Ltd.......................................        867,380
      75,900 * Anixter International, Inc. ......................      2,556,881
     167,850 Close Brothers Group Plc............................      2,600,275
     140,226 DCC Plc.............................................      1,383,152
     915,000 Garban Plc..........................................      3,533,033
     123,000 * NextCard, Inc.....................................      1,299,188
       9,200 Orix Corp...........................................      1,313,373
      13,500 Takefuji Corp. .....................................      1,428,552
                                                                    ------------
                                                                      14,981,834
                                                                    ------------
             Diversified Telecommunication Services - 3.1%
       7,400 * AT&T Canada, Inc..................................        315,425
      64,900 * ITC DeltaCom, Inc.................................      2,133,587
      23,350 * Netcom AB, Series B...............................      1,658,928
      69,300 * Primus Telecomm Group, Inc........................      2,273,906
      17,650 Tele Norte Leste Participacoes SA, ADR..............        314,392
      46,100 * US LEC Corp., Cl. A...............................      1,204,363
                                                                    ------------
                                                                       7,900,601
                                                                    ------------
             Electric Utilities - 1.0%
      38,400 Avista Corp.........................................      1,135,200
      51,100 CMP Group, Inc......................................      1,478,706
                                                                    ------------
                                                                       2,613,906
                                                                    ------------
             Electrical Equipment - 0.9%
     261,000 Makita Corp.........................................      2,266,519
                                                                    ------------
             Electronic Equipment & Instruments - 3.4%
      46,400 * Conductus, Inc....................................        742,400
      25,000 * Hon Hai Precision.................................        241,052
     255,901 Pressac Holdings Plc................................      1,055,827
     126,900 * Robotic Vision Systems, Inc.......................      1,895,569
      55,600 * Three-Five Systems, Inc. .........................      4,837,200
                                                                    ------------
                                                                       8,772,048
                                                                    ------------
             Energy Equipment & Services - 3.1%
      30,300 * Atwood Oceanics, Inc. ............................      1,836,938
      58,600 * Cal Dive International, Inc.......................      2,915,350
      22,600 Fugro NV............................................      1,058,101

                                   EVERGREEN
                           Global Opportunities Fund
                      Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
             Energy Equipment & Services - continued
      79,000 * Patterson Energy, Inc.............................   $  2,231,750
                                                                    ------------
                                                                       8,042,139
                                                                    ------------
             Food & Drug Retailing - 1.2%
      15,200 Doutor Coffee Co....................................      1,252,419
     151,001 Sobeys, Inc.........................................      1,942,446
                                                                    ------------
                                                                       3,194,865
                                                                    ------------
             Food Products - 1.6%
       1,120 Lindt & Spruengli AG................................      2,694,546
     144,000 Meiji Seika Kaisha..................................        939,870
      12,900 Nutreco Holding NV..................................        501,346
                                                                    ------------
                                                                       4,135,762
                                                                    ------------
             Health Care Equipment & Supplies - 0.8%
         906 Phonak Holding AG...................................      2,075,150
                                                                    ------------
             Health Care Providers & Services - 3.3%
      96,400 * Apria Healthcare Group, Inc. .....................      1,343,575
     205,473 Cochlear Ltd........................................      2,669,916
     109,500 * LifePoint Hospitals, Inc. ........................      1,875,188
     105,900 * Oxford Health Plans, Inc. ........................      2,012,100
     191,534 Sonic Healthcare Ltd. ..............................        637,578
                                                                    ------------
                                                                       8,538,357
                                                                    ------------
             Hotels, Restaurants & Leisure - 1.8%
     147,326 Compass Group Plc...................................      2,121,759
      71,600 * Papa John's International, Inc....................      1,969,000
      47,700 Sol Melia SA........................................        585,415
                                                                    ------------
                                                                       4,676,174
                                                                    ------------
             Household Durables - 3.1%
      88,100 Ethan Allen Interiors, Inc..........................      2,351,169
     110,000 Noritz Corp.........................................      1,398,231
     111,200 Standard Pacific Corp...............................      1,118,950
      69,700 * Toll Brothers, Inc................................      1,511,619
      73,200 * Universal Electronics, Inc. ......................      1,500,600
                                                                    ------------
                                                                       7,880,569
                                                                    ------------
             Industrial Conglomerates - 2.7%
   1,815,450 FKI Plc.............................................      6,896,822
                                                                    ------------
             Insurance - 1.9%
      16,000 Clarica Life Insurance Co...........................        314,403
      86,800 E. W. Blanch Holdings, Inc..........................      1,931,300
     162,700 Mediolanum SpA......................................      2,699,368
                                                                    ------------
                                                                       4,945,071
                                                                    ------------
             Internet Software & Services - 0.8%
      27,100 * Netegrity, Inc....................................      1,202,562
      11,900 * Retek, Inc........................................        255,850
      12,100 * Spyglass, Inc. ...................................        641,300
                                                                    ------------
                                                                       2,099,712
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             IT Consulting & Services - 0.3%
      29,600 Logica Plc..........................................   $    896,368
                                                                    ------------
             Leisure Equipment & Products - 0.6%
       4,983 * Club Mediterranee SA..............................        620,616
      52,000 Shimano, Inc........................................        967,644
                                                                    ------------
                                                                       1,588,260
                                                                    ------------
             Machinery - 5.2%
      39,700 * Astec Industries, Inc.............................        997,463
       1,155 * Georg Fischer AG..................................        331,186
     120,000 Jot Automation Group................................        867,281
      53,600 Oshkosh Truck Corp..................................      1,688,400
       4,380 * Saurer Arbon AG...................................      2,158,824
      17,600 Singulus Technologies AG............................      1,998,420
       6,500 Swisslog Holding....................................      2,856,977
      18,900 Union Tool Co.......................................      2,565,144
                                                                    ------------
                                                                      13,463,695
                                                                    ------------
             Media - 2.7%
     840,939 Aegis Group Plc.....................................      2,291,276
      25,800 * Citadel Communications Corp.......................      1,007,813
      39,300 * Lamar Advertising Co., Cl. A......................      1,731,656
       2,500 Publigroupe SA......................................      1,928,039
                                                                    ------------
                                                                       6,958,784
                                                                    ------------
             Office Electronics - 0.4%
     444,111 Cannons Plc.........................................        961,128
                                                                    ------------
             Oil & Gas - 5.5%
      39,954 Alberta Energy Ltd..................................      1,263,991
     125,843 * Canadian Natural Resources, Ltd. .................      3,356,607
      84,159 Canadian Occidental Petroleum Ltd...................      1,932,207
     187,600 Fletcher Challenge, Energy Shares...................        432,718
      47,200 * Newfield Exploration Co...........................      1,917,500
      47,900 * Stone Energy Corp. ...............................      2,263,275
      84,200 Triton Energy Ltd...................................      3,068,038
                                                                    ------------
                                                                      14,234,336
                                                                    ------------
             Paper & Forest Products - 0.2%
     162,750 * Kimberly Clark Corp. de Mexico SA de CV, Cl. A....        524,051
                                                                    ------------
             Pharmaceuticals - 2.3%
      32,400 Alpharma, Inc., Cl. A...............................      1,251,450
      13,400 Altana AG...........................................        968,464
      53,000 Banyu Pharmaceutical Co., Ltd.......................      1,167,801
      93,000 Santen Pharmaceuticals Co...........................      2,057,770
      10,400 * Shire Pharmaceuticals Group Plc, ADR..............        418,600
                                                                    ------------
                                                                       5,864,085
                                                                    ------------
             Semiconductor Equipment & Products - 5.0%
      20,600 * Advanced Energy Industries, Inc. .................      1,421,400

                                   EVERGREEN
                           Global Opportunities Fund
                      Schedule of Investments (continued)
                          April 30, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
             Semiconductor Equipment & Products - continued
      32,600 * Alpha Industries, Inc. ...........................   $  1,695,200
      82,600 * Artisan Components, Inc. .........................        815,675
      36,600 * Cymer, Inc........................................      1,429,687
       7,500 Insilicon, Inc. ....................................         72,188
       8,500 * Intersil Holding Corp. ...........................        297,500
      23,800 * Lattice Semiconductor Corp. ......................      1,603,525
      29,200 * Photon Dynamics, Inc. ............................      2,160,800
     126,200 * Semitool, Inc. ...................................      2,529,916
      98,000 * Siliconware Precision Industries..................        222,618
      42,000 * Taiwan Semiconductor Manufactoring Co., Ltd.......        270,436
      74,000 United Microelectronics Corp. ......................        250,335
                                                                    ------------
                                                                      12,769,280
                                                                    ------------
             Software - 5.9%
      53,400 * Bottomline Technologies, Inc. ....................      1,922,400
      12,332 Dassault Systemes SA................................        948,452
      38,000 * Documentum, Inc...................................      2,242,000
       3,000 Oracle Corp. Japan..................................      2,555,201
       6,900 * Remedy Corp.......................................        366,563
      82,300 * Saga Systems, Inc. ...............................      1,532,837
     140,830 Sage Group Plc......................................      1,568,844
      46,750 SER Systeme AG......................................      1,959,270
      32,700 * Sonic Foundry, Inc. ..............................      1,463,325
      61,400 * Xybernaut Corp. ..................................        598,650
                                                                    ------------
                                                                      15,157,542
                                                                    ------------
             Specialty Retail - 3.5%
      69,700 * American Eagle Outfitters, Inc. ..................      1,184,900
     340,158 Ashtead Group Plc...................................        487,241
     107,400 Claire's Stores, Inc. ..............................      1,980,187
      11,167 Fielmann AG.........................................        363,439
      18,300 Paris Miki, Inc. ...................................      1,165,616
      10,500 Toys R Us Japan.....................................      1,594,223
      51,100 * Zale Corp. .......................................      2,107,875
                                                                    ------------
                                                                       8,883,481
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Textiles & Apparel - 2.2%
      79,100 * Guess?, Inc. ....................................   $  2,175,250
     117,600 * Quiksilver, Inc. ................................      2,219,700
     105,400 * Unify Corp. .....................................      1,264,800
                                                                   ------------
                                                                      5,659,750
                                                                   ------------
             Wireless Telecommunications Services - 1.3%
       7,600 * Alamosa Pcs Holdings, Inc. ......................        216,600
      42,900 * Rural Celluar Corp., Cl. A.......................      3,171,919
                                                                   ------------
                                                                      3,388,519
                                                                   ------------
             Total Common Stocks (cost $194,916,144)............   $237,801,893
                                                                   ------------
 PREFERRED STOCKS - 1.3%
             Aerospace & Defense - 1.3%
     669,960 Embraer-Empresa Brasileira de Aeronautica SA
              (cost $1,005,778).................................      3,506,575
                                                                   ------------
  Principal
   Amount                                                             Value
 REPURCHASE AGREEMENT - 7.9%
 $20,291,000 Evergreen Joint Repurchase Agreement, Investments
              in a joint trading account purchased 4/28/2000,
              5.80%, maturing 5/1/2000, maturity value
              $20,300,807
              (cost $20,291,000) (a)............................     20,291,000
                                                                   ------------

             Total Investments -  (cost $216,212,922)....   101.6%  261,599,468
             Other Assets and Liabilities - net..........    (1.6)   (4,207,929)
                                                            -----  ------------
             Net Assets..................................   100.0% $257,391,539
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at April 30, 2000.
*   Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipts

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Global Opportunities Fund
                      Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)

At April 30, 2000, the Fund held securities in the following countries:

                                                                   Percent of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
United States+.................................... $139,556,247       53.3%
United Kingdom....................................   25,777,290        9.9%
Japan.............................................   25,306,837        9.7%
Switzerland.......................................   18,565,674        7.1%
Canada............................................    9,693,437        3.7%
France............................................    9,255,601        3.5%
Australia.........................................    6,164,008        2.4%
Germany...........................................    5,681,324        2.2%
Sweden............................................    4,453,374        1.7%
Brazil............................................    3,820,967        1.5%
Italy.............................................    2,935,986        1.1%
Ireland...........................................    2,495,220        1.0%
Mexico............................................    1,842,270        0.7%
Netherlands.......................................    1,822,161        0.7%
Taiwan............................................    1,172,806        0.4%
Hong Kong.........................................    1,170,852        0.4%
Finland...........................................      867,281        0.3%
Spain.............................................      585,415        0.2%
New Zealand.......................................      432,718        0.2%
                                                   ------------      ------
                                                   $261,599,468      100.0%
                                                   ============      ======

+ Includes short-term investments.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           International Growth Fund
                            Schedule of Investments
                           April 30, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 93.9%
             Automobiles - 2.7%
     101,000 Honda Motor Co., Ltd................................   $  4,516,317
      46,578 Peugeot SA..........................................      9,637,508
     149,000 Toyota Motor Corp...................................      7,407,583
                                                                    ------------
                                                                      21,561,408
                                                                    ------------
             Banks - 8.9%
     442,780 * Banco Bilbao Vizcaya SA...........................      6,037,970
      78,680 Banco Popular Espanol SA............................      2,124,381
     658,000 Bank Of Tokyo-Mitsubishi Ltd........................      8,491,895
      44,740 Banque Nationale de Paris...........................      3,615,842
     448,538 Barclays Bank Plc...................................     11,473,918
     508,291 DBS Group Holdings..................................      6,999,612
     106,450 Deutsche Bank AG....................................      7,151,576
     738,000 Sumitomo Bank Ltd...................................      9,230,551
     259,384 Toronto Dominion Bank Ontario.......................      5,998,988
      21,480 * UBS AG............................................      5,262,416
      45,200 Uniao de Bancos Brasileiros SA, GDR ("Unibanco")....      1,127,175
         484 Verwalt & Private Bank..............................      2,104,897
     368,000 Wing Hang Bank Ltd..................................        902,378
                                                                    ------------
                                                                      70,521,599
                                                                    ------------
             Beverages - 1.6%
     108,200 * Al-Ahram Beverage Co. SA, GDR.....................      1,921,123
      36,226 * Al-Ahram Beverage Co. SA, GDR, 144A...............        643,204
     110,050 Fomento Economico Mexicano, Ser. B, ADR.............      4,539,563
      64,670 Heineken NV.........................................      3,586,281
      41,400 Pernod Ricard SA....................................      1,872,428
                                                                    ------------
                                                                      12,562,599
                                                                    ------------
             Chemicals - 2.9%
     273,018 Akzo Nobel NV.......................................     11,176,476
   1,092,500 Asahi Chemical Industry Co., Ltd....................      6,291,117
      56,700 BASF AG.............................................      2,478,846
      46,424 Bayer AG............................................      1,934,212
     227,000 Nippon Shokubai Co..................................      1,006,647
                                                                    ------------
                                                                      22,887,298
                                                                    ------------
             Commercial Services &
              Supplies - 1.2%
      86,070 Iss International...................................      5,441,485
          14 Net One Systems Co..................................        478,267
      48,000 Secom Co., Ltd......................................      4,026,108
                                                                    ------------
                                                                       9,945,860
                                                                    ------------
             Communications
              Equipment - 3.0%
      76,756 Ericsson LM Telephone, Ser. B.......................      6,822,946
     291,466 Nokia OJY...........................................     16,719,717
                                                                    ------------
                                                                      23,542,663
                                                                    ------------
             Computers & Peripherals - 2.2%
      73,000 * Asustek Computer, Inc.............................        808,858
     292,000 NEC Corp............................................      7,947,785
     920,000 Toshiba Corp........................................      8,926,168
                                                                    ------------
                                                                      17,682,811
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Construction Materials - 2.7%
     204,073 * Cemex SA de CV, Ser. B, ADR......................   $  4,464,097
      40,000 Compagnie Generale des Etablissements Michelin, Cl.
              B.................................................      1,327,286
       6,231 Holderbank Financiere Glarus AG....................      7,045,577
     108,072 Lafarge SA.........................................      8,950,416
                                                                   ------------
                                                                     21,787,376
                                                                   ------------
             Containers & Packaging - 0.5%
   1,730,649 Jefferson Smurfit Group Plc........................      3,775,999
                                                                   ------------
             Diversified Financials - 8.8%
      42,100 Acom Co., Ltd......................................      4,057,409
     219,250 Close Brothers Group Plc...........................      3,396,547
     656,580 Edperbrascan Corp..................................      7,936,243
     376,540 Fortis (NL) NV.....................................      9,468,364
     335,000 Garban Plc.........................................      1,293,515
     938,550 HSBC Holdings Plc..................................     10,513,081
     547,625 HSBC Holdings Plc (London Exchange)................      6,053,639
     263,000 Hutchison Whampoa, Ltd.............................      3,815,411
     202,400 Lend Lease Corp., Ltd..............................      2,193,348
      47,620 Orix Corp..........................................      6,798,134
     401,000 Rembrandt Controlling Investments Ltd..............      2,004,852
       5,502 Societe Eurafrance SA..............................      2,400,897
      80,000 Takefuji Corp......................................      8,465,491
     163,300 Technical & Industrial Investments Ltd.............        732,146
     255,550 Technical Investment Corp..........................      1,102,402
                                                                   ------------
                                                                     70,231,479
                                                                   ------------
             Diversified Telecommunication Services - 6.7%
      39,400 * AT&T Canada, Inc.................................      1,679,425
      17,750 BCE Inc............................................      2,055,591
     169,736 British Telecommunications Plc.....................      3,039,112
      76,581 * Colt Telecom Group Plc...........................      3,404,098
      94,540 Deutsche Telekom...................................      6,135,708
      60,480 France Telecom SA..................................      9,357,999
      91,800 Hellenic Telecommunications Organization SA, GDR...      2,066,573
      50,167 KPN NV.............................................      5,055,516
         443 Nippon Telegraph & Telephone Corp..................      5,495,718
   2,062,490 Tecnost SpA........................................      7,237,537
     254,504 Telecom Italia Mobile (TIM) SpA....................      2,429,381
     238,786 * Telefonica SA....................................      5,314,127
                                                                   ------------
                                                                     53,270,785
                                                                   ------------
             Electric Utilities - 0.4%
     197,200 Korea Electric Power Corp., ADR....................      3,229,150
                                                                   ------------
             Electrical Equipment - 0.4%
      22,000 Makita Corp........................................        191,047
     267,000 Matsushita Electric Works Ltd......................      2,963,783
                                                                   ------------
                                                                      3,154,830
                                                                   ------------

                                   EVERGREEN
                           International Growth Fund
                      Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
             Electronic Equipment & Instruments - 0.8%
     100,000 * Hon Hai Precision.................................   $    964,210
      32,300 Kyocera Corp........................................      5,403,518
                                                                    ------------
                                                                       6,367,728
                                                                    ------------
             Food & Drug Retailing - 0.6%
     379,800 Sobeys, Inc.........................................      4,885,671
                                                                    ------------
             Food Products - 1.6%
       1,309 Lindt & Spruengli AG................................      3,149,251
       5,485 Nestle SA...........................................      9,668,841
                                                                    ------------
                                                                      12,818,092
                                                                    ------------
             Health Care Providers &
              Services - 0.1%
     134,407 Sonic Healthcare Ltd................................        447,414
                                                                    ------------

             Hotels, Restaurants &
              Leisure - 0.5%
     250,334 Compass Group Plc...................................      3,605,259
                                                                    ------------
             Household Durables - 2.3%
     247,191 Electrolux AB.......................................      4,176,827
     272,400 Koninklijke (Royal) Philips Electronics N.V.........     12,151,638
      94,000 Matsushita-Kotobuki Electronics Industries Ltd......      2,175,624
                                                                    ------------
                                                                      18,504,089
                                                                    ------------
             Household Products - 1.1%
     285,000 Kao Corp............................................      8,680,739
                                                                    ------------
             Industrial Conglomerates - 1.6%
      49,270 Compagnie de Saint Gobain...........................      6,723,183
     233,431 FKI Plc.............................................        886,795
      32,300 Siemens AG..........................................      4,786,320
                                                                    ------------
                                                                      12,396,298
                                                                    ------------
             Insurance - 7.2%
      33,355 Allianz AG..........................................     12,835,739
     559,258 Allied Zurich Plc...................................      5,564,011
      76,800 Assicurazioni Generali SpA..........................      2,185,331
      80,548 AXA.................................................     11,943,191
     172,000 Clarica Life Insurance Co...........................      3,379,837
     185,500 * Industrial Alliance Life Insurance Co.............      2,567,864
     752,700 * Manulife Financial Corp...........................     11,817,324
     441,950 Prudential Corp. Plc................................      6,777,730
                                                                    ------------
                                                                      57,071,027
                                                                    ------------

             Internet Software &
              Services - 0.1%
           2 * Yahoo Japan Corp..................................        999,861
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             Machinery - 2.8%
     310,000 Assa Abloy AB.......................................   $  6,292,661
      80,000 Fanuc Ltd...........................................      8,384,021
      26,000 Fuji Machine Manufacturing Co., Ltd.................      1,807,712
     749,439 Invensys Plc........................................      3,617,203
       2,081 * Saurer Arbon AG...................................      1,025,688
       6,400 Union Tool Co.......................................        868,620
                                                                    ------------
                                                                      21,995,905
                                                                    ------------
             Media - 2.6%
       4,968 Edipresse SA........................................      2,405,427
       9,100 Groupe Danone.......................................      1,989,611
      98,450 Mondadori Edit SpA..................................      2,380,724
     200,205 Quebecor, Inc., Cl. B...............................      6,016,019
     822,600 Seat Pagine Gialle SpA..............................      2,460,346
       2,675 Springer (Axel) Verlag AG...........................      2,675,027
     100,300 Telegraaf Holdings NV...............................      2,776,514
                                                                    ------------
                                                                      20,703,668
                                                                    ------------
             Metals & Mining - 1.6%
      94,660 Anglo American Plc..................................      4,012,283
     730,450 Billiton Plc........................................      2,718,087
     238,000 Placer Dome, Inc. - Canadian Exchange...............      1,920,521
     191,585 * Thyssen Krupp AG..................................      4,023,325
                                                                    ------------
                                                                      12,674,216
                                                                    ------------
             Multi-Utilities - 0.7%
      37,124 Suez Lyonn des Eaux.................................      5,821,776
                                                                    ------------
             Office Electronics - 0.1%
     389,700 Cannons Plc.........................................        843,374
                                                                    ------------
             Oil & Gas - 10.7%
   1,313,300 BP Amoco............................................     11,338,103
     342,464 * Canadian Natural Resources, Ltd...................      9,134,532
     310,647 Canadian Occidental Petroleum Ltd...................      7,132,148
   2,389,567 ENI SpA.............................................     11,882,784
     414,000 Nippon Oil Co.......................................      1,433,468
   1,362,782 Petro-Canada........................................     22,959,964
      91,650 Repsol-YPF, SA......................................      1,874,678
     343,810 Shell Transportation & Trading Co. Plc..............      2,816,991
     108,263 Total Fina SA, Cl. B................................     16,426,614
                                                                    ------------
                                                                      84,999,282
                                                                    ------------
             Paper & Forest Products - 2.5%
      50,000 Aracruz Celulose SA.................................        934,375
     312,949 Glaxo Wellcome Plc..................................      9,671,838
     564,200 * Kimberly Clark Corp. de Mexico SA de CV, Cl. A....      1,816,712
     528,600 Sappi Ltd...........................................      3,703,045
     166,141 Stora Enso Oyj......................................      1,714,290
     110,900 Timberwest Forest Corp..............................        778,824
      62,219 UPM-Kymmene Oyj.....................................      1,612,054
                                                                    ------------
                                                                      20,231,138
                                                                    ------------

                                   EVERGREEN
                           International Growth Fund
                      Schedule of Investments (continued)
                          April 30, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
             Pharmaceuticals - 7.3%
      90,000 Aventis.............................................   $  4,950,049
      19,733 * Aventis SA........................................      1,088,914
     150,000 Banyu Pharmaceutical Co., Ltd.......................      3,305,097
     377,000 Chugai Pharmaceutical Co., Ltd......................      7,259,732
       3,114 Novartis AG.........................................      4,349,903
     147,592 Pharmacia Corp......................................      7,391,123
         380 Roche Holding AG....................................      3,968,456
      46,793 Schering AG.........................................      6,614,895
      75,656 SmithKline Beecham Plc..............................      1,036,576
     272,000 Taisho Pharmaceutical Co............................      9,115,771
     170,000 Yamanouchi Pharmaceutical Co., Ltd..................      8,986,715
                                                                    ------------
                                                                      58,067,231
                                                                    ------------
             Real Estate - 0.7%
     650,600 British Land Co., Plc...............................      4,322,774
       9,465 Brookfield Pptys Corp...............................        123,993
     708,000 Henderson Investment Ltd............................        468,109
       6,058 Simco Registered Shares.............................        391,571
                                                                    ------------
                                                                       5,306,447
                                                                    ------------

             Semiconductor Equipment & Products - 3.1%
     172,946 Hyundai Electronics Industries......................      2,742,825
      44,000 Murata Manufacturing Co., Ltd.......................      8,554,367
      13,400 Rohm Co., Ltd.......................................      4,490,858
     440,000 * Siliconware Precision Industries..................        999,510
      24,313 * STMicroelectronics................................      4,639,409
     356,000 * Taiwan Semiconductor Manufactoring Co., Ltd.......      2,292,270
     263,000 United Microelectronics Corp........................        889,704
                                                                    ------------
                                                                      24,608,943
                                                                    ------------
             Specialty Retail - 0.6%
   2,465,600 Ashtead Group Plc...................................      3,531,713
       2,820 Paris Miki, Inc.....................................        179,620
       4,500 Toys R Us Japan.....................................        683,238
                                                                    ------------
                                                                       4,394,571
                                                                    ------------
             Tobacco - 1.1%
   1,286,500 British America Tobacco Industries Plc..............      8,012,069
     156,500 Swedish Match.......................................          9,658
     156,500 Swedish Match Co. AB................................        466,044
                                                                    ------------
                                                                       8,487,771
                                                                    ------------


   Shares                                                             Value

 COMMON STOCKS - continued

             Trading Companies & Distributors - 0.5%
     805,000 Marubeni Corp......................................      2,332,685
     235,000 Mitsubishi Corp....................................      2,045,087
                                                                   ------------
                                                                      4,377,772
                                                                   ------------

             Wireless Telecommunications Services - 1.7%
         110 NTT Mobile Communication Network, Inc..............      3,676,341
   2,079,377 Vodafone Airtouch Plc..............................      9,518,215
                                                                   ------------
                                                                     13,194,556
                                                                   ------------
             Total Common Stocks
              (cost $683,793,537)...............................    745,636,685
                                                                   ------------

 PREFERRED STOCKS - 0.7%
             Aerospace & Defense - 0.7%
   1,124,620 Embraer-Empresa Brasileira de Aeronautica SA
              (cost $2,271,512).................................      5,886,269
                                                                   ------------
  Principal
   Amount                                                             Value
 REPURCHASE AGREEMENT - 5.3%
 $41,655,000 Evergreen Joint Repurchase Agreement, Investments
              in repurchase agreements, in a joint trading
              account, purchased 4/28/2000, 5.80%, maturing
              5/1/2000, maturity value $41,675,133
              (cost $41,655,000) (a)............................     41,655,000
                                                                   ------------

             Total Investments -
              (cost $727,720,049).........................    99.9%  793,177,954
             Other Assets and Liabilities - net...........     0.1       583,624
                                                             -----  ------------
             Net Assets...................................   100.0% $793,761,578
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at April 30, 2000.
* Non-income producing security.
144A Security that may be resold to "qualified institutional buyers" under Rule
     144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ADR  American Depository Receipts
GDR  Global Depository Receipts

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           International Growth Fund
                       Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)

At April 30, 2000, the Fund held securities in the following countries:

                                                                 Percentage of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Japan............................................. $166,677,093       21.0%
United Kingdom....................................  106,933,851       13.5%
Canada............................................   88,386,944       11.1%
France............................................   86,497,285       10.9%
Netherlands.......................................   48,854,198        6.2%
Germany...........................................   48,635,647        6.1%
United States+....................................   41,655,000        5.3%
Switzerland.......................................   38,980,457        4.9%
Italy.............................................   28,576,103        3.6%
Sweden............................................   25,159,259        3.2%
Finland...........................................   20,046,061        2.5%
Hong Kong.........................................   15,698,979        2.0%
Spain.............................................   15,351,156        1.9%
Mexico............................................   10,820,371        1.4%
Brazil............................................    7,947,819        1.0%
Other Countries...................................   42,957,731        5.4%
                                                   ------------      ------
                                                   $793,177,954      100.0%
                                                   ============      ======

+ Includes short-term investments

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               Latin America Fund
                            Schedule of Investments
                           April 30, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 90.8%
             Air Freight & Couriers - 0.5%
      14,200 Embotelladora Andina SA, Ser. A.....................   $   165,075
                                                                    -----------

             Banks - 11.3%
  44,326,177 Banco Bradesco SA...................................       324,068
      16,972 Banco de Galicia y Buenos Aires SA de CV, Class B,
              ADR................................................       293,828
       9,730 * Banco Frances del Rio de la Plata SA, ADR.........       192,168
   3,200,000 Banco Itau SA.......................................       239,269
      14,900 Credicorp Ltd.......................................       157,381
     249,700 * Grupo Financiero Banamex AC, Ser. O...............       902,210
   2,083,595 Grupo Financiero Bancomer SA, Ser. O................       929,979
     179,000 * Grupo Financiero Banorte SA de CV, Ser. O.........       243,486
       8,600 Uniao de Bancos Brasileiros SA, GDR ("Unibanco")....       214,462
                                                                    -----------
                                                                      3,496,851
                                                                    -----------

             Beverages - 7.3%
      30,282 Coca-Cola Co. Femsa SA, ADR.........................       562,109
      27,504 Fomento Economico Mexicano, Ser. B, ADR.............     1,134,540
      48,300 * Grupo Modelo SA de CV, Ser. C.....................       102,657
      28,428 Panamerican Beverages, Inc., Cl. A..................       467,285
                                                                    -----------
                                                                      2,266,591
                                                                    -----------

             Construction & Engineering - 0.7%
      38,343 * Apasco SA de CV...................................       232,258
                                                                    -----------

             Construction Materials - 2.1%
      30,114 * Cemex SA de CV, Ser. B, ADR.......................       658,744
                                                                    -----------

             Diversified Telecommunication Services - 26.9%
     204,300 Carso Global Telecom, Ser. A1.......................       542,774
       5,214 Compania Anonima Nacional Telefonos de Venezuela,
              Class D, ADR.......................................       151,206
      12,700 Compania de Telecom de Chile SA, ADR................       234,950
  17,000,000 * Embratel Participacoes SA.........................       381,335
      33,500 * Embratel Participacoes SA, ADR....................       753,750
      73,139 Tele Norte Leste Participacoes SA, ADR..............     1,302,796
       4,900 * Telecom Argentina - France Telecom SA, Class B,
              ADR................................................       136,894
       8,000 Telecomunicacoes De Sao Paulo.......................       202,000
       2,674 Telefonica de Argentina, Class B, ADR...............        93,924
      59,874 Telefonos de Mexico SA, ADR ("Telmex")..............     3,521,340
  40,088,020 Telesp - Telecomunicacoes de Sao Paulo S.A. ........       998,925
                                                                    -----------
                                                                      8,319,894
                                                                    -----------

   Shares                                                               Value

 COMMON STOCKS - continued
             Electric Utilities - 2.2%
      36,879 * Centrais Eletricas Brasileiras SA, ADR.............   $   273,867
     488,000 Chilgener SA.........................................        96,606
      11,100 Companhia Brasileira De Distr, ADR...................       316,350
                                                                     -----------
                                                                         686,823
                                                                     -----------

             Food & Drug Retailing - 0.7%
      25,000 Embotelladora Andina SA..............................        49,976
      19,784 * Santa Isabel SA, ADR...............................       168,164
                                                                     -----------
                                                                         218,140
                                                                     -----------

             Food Products - 3.2%
     844,000 Cia Cervejaria Brahma................................       612,374
     134,282 Grupo Industrial Bimbo, Ser. A.......................       173,810
      33,700 Souza Cruz Cia SA....................................       205,317
                                                                     -----------
                                                                         991,501
                                                                     -----------

             Industrial Conglomerates - 1.8%
     103,254 * ALFA SA de CV, Ser. A..............................       319,309
      67,900 Grupo Carso SA de CV, Ser. A1........................       230,903
                                                                     -----------
                                                                         550,212
                                                                     -----------

             Machinery - 0.0%
      76,320 Inepar Energia SA (b)................................             0
                                                                     -----------

             Media - 6.8%
      21,631 * Grupo Televisa SA, ADR.............................     1,372,216
      68,200 * TV Azteca SA de CV, ADR............................       750,200
                                                                     -----------
                                                                       2,122,416
                                                                     -----------

             Metals & Mining - 7.1%
  10,460,000 Caemi Mineracao E Metalurgia SA......................       950,119
      31,900 Companhia Vale do Rio Doce, ADR......................       790,230
     115,588 * Hylsamex SA de CV, Ser. B..........................       211,277
     111,000 * Siderca SA.........................................       238,813
                                                                     -----------
                                                                       2,190,439
                                                                     -----------

             Multi-Utilities - 1.3%
      89,091 Petroleos de Chile SA................................       397,689
                                                                     -----------

             Oil & Gas - 5.5%
      71,550 * Petroleo Brasileiro SA, ADR ("Petrobras")..........     1,695,120
                                                                     -----------

             Paper & Forest Products - 2.9%
      20,900 Aracruz Celulose SA..................................       390,569
      20,000 Empresas CMPC........................................       232,897
      81,205 * Kimberly Clark Corp. de Mexico SA de CV, Cl. A.....       261,478
                                                                     -----------
                                                                         884,944
                                                                     -----------


                                   EVERGREEN
                              Latin America Fund
                      Schedule of Investments (continued)
                          April 30, 2000 (Unaudited)


   Shares                                                               Value

 COMMON STOCKS - continued
             Real Estate - 1.0%
     132,489 * Corporacion GEO SA de CV, Ser. B...................   $   304,119
                                                                     -----------
             Specialty Retail - 6.7%
     349,100 * Grupo Elektra SA de CV.............................       341,309
     143,300 * Organizacion Soriana, Ser. B.......................       571,068
     507,888 Wal-Mart de Mexico SA de CV..........................     1,171,219
                                                                     -----------
                                                                       2,083,596
                                                                     -----------

             Wireless Telecommunications Services - 2.8%
      13,600 * Tele Centro Sul Participacoes SA, ADR..............       867,000
                                                                     -----------
             Total Common Stocks
              (cost $19,363,735)..................................    28,131,412
                                                                     -----------

 PREFERRED STOCKS - 5.6%
             Aerospace & Defense - 5.1%
     303,323 Embraer-Empresa Brasileira de Aeronautica SA.........     1,587,595
                                                                     -----------
             Machinery - 0.0%
      38,160 Inepar Energia SA (b)................................             0
                                                                     -----------
             Metals & Mining - 0.5%
      32,800 Usinas Siderurgicas de Minas Gerais SA (Usiminas)....       137,159
                                                                     -----------
             Total Preferred Stocks
              (cost $507,831).....................................     1,724,754
                                                                     -----------

   Shares                                                              Value

 WARRANTS - 0.0%
             Construction Materials - 0.0%
       2,219 * Cemex SA de CV, ADR, expire 12/13/2002 (cost
              $3,883)............................................   $     6,102
                                                                    -----------

   Principal
      Amount                                                           Value
 REPURCHASE AGREEMENT - 3.1%
 $   949,000 Evergreen Joint Repurchase Agreement, Investments
              in repurchase agreements, in a joint trading
              account, purchased 4/28/2000, 5.80%, maturing
              5/1/2000, maturity value $949,459 (cost $949,000)
              (a)................................................       949,000
                                                                    -----------
             Total Investments -
              (cost $20,824,449)..........................    99.5%  30,811,268
             Other Assets and
              Liabilities - net...........................     0.5      153,143
                                                             -----  -----------
             Net Assets...................................   100.0% $30,964,411
                                                             =====  ===========

(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at April 30, 2000.
(b) Security is being fair valued in accordance with procedures established by the Board of Trustees.
* Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipts
GDR  Global Depository Receipts

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               Latin America Fund
                       Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)

At April 30, 2000, the Fund held securities in the following countries:

                                                                 Percentage of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Mexico............................................ $15,010,393        48.7%
Brazil............................................  12,242,305        39.7%
Chile.............................................   1,345,356         4.4%
Argentina.........................................     955,627         3.1%
Cash & Cash Equivalents...........................     949,000         3.1%
Peru..............................................     157,381         0.5%
Venezuela.........................................     151,206         0.5%
                                                   -----------       ------
                                                   $30,811,268       100.0%
                                                   ===========       ======


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Perpetual Global Fund
                            Schedule of Investments
                           April 30, 2000 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - 94.5%
             Aerospace & Defense - 0.4%
      58,000 British Aerospace Plc..............................   $    356,697
      78,666 Meggitt Plc........................................        181,882
     131,000 Rolls-Royce Plc....................................        499,703
                                                                   ------------
                                                                      1,038,282
                                                                   ------------
             Air Freight & Couriers - 0.4%
      45,620 TNT Post Group NV..................................        995,355
                                                                   ------------
             Airlines - 0.5%
      36,000 British Airways Plc................................        188,329
      49,264 Lufthansa AG (a)...................................      1,023,358
                                                                   ------------
                                                                      1,211,687
                                                                   ------------
             Auto Components - 0.1%
      50,697 BBA Group Plc......................................        311,784
                                                                   ------------
             Automobiles - 1.2%
      22,000 Brilliance China Automotive (a)....................        357,500
      50,000 Honda Motor Co., Ltd...............................      2,235,801
      40,000 Mahindra & Mahindra, Ltd., GDR.....................        260,000
                                                                   ------------
                                                                      2,853,301
                                                                   ------------
             Banks - 4.2%
      30,650 Abbey National Bank Plc............................        349,792
  27,000,000 Banco Bradesco SA..................................        197,397
       3,200 Banco de Galicia y Buenos Aires SA de CV, Cl. B,
              ADR (a)...........................................         55,400
      68,000 Bangkok Bank Public Co., Ltd.......................        115,224
      29,000 Bank of Scotland...................................        258,267
      60,000 BankAmerica Corp...................................      2,940,000
      16,720 Barclays Bank Plc..................................        427,709
     124,553 Dah Sing Financial Group...........................        487,709
      35,000 DBS Group Holdings.................................        481,981
      21,319 FleetBoston Financial Corp.........................        755,492
      51,000 Grupo Financiero Banamex AC, Ser. O................        184,272
      59,000 Grupo Financiero Banorte SA de CV, Ser. O..........         80,255
      10,000 Housing & Commercial Bank, GDR.....................        172,250
      49,000 Lloyds TSB Group Plc...............................        478,342
           1 Overseas Chinese Bank, Ltd.........................              7
     125,810 Overseas Union Bank, Ltd...........................        575,047
   2,872,000 PT Bank Nisp.......................................        118,152
     200,000 Public Bk Bhd......................................        278,947
      27,346 Royal Bank of Scotland Group Plc...................        426,615
      25,075 Standard Chartered Bank............................        338,482
       2,000 Taipei Fund, GDR...................................        210,000
       5,800 Uniao de Bancos Brasileiros SA, GDR ("Unibanco")...        144,638
     100,000 * United Engineers, Ltd. Berhad....................        257,895
      37,200 Zagrebacka Banka D.D., GDR.........................        527,931
                                                                   ------------
                                                                      9,861,804
                                                                   ------------
             Beverages - 0.8%
      12,000 * Al-Ahram Beverage Co. SA, GDR....................        213,064
      13,000 Anheuser Busch Companies, Inc......................        917,312
      20,585 Bass Plc...........................................        241,175

   Shares                                                              Value

 COMMON STOCKS - continued
             Beverages - continued
       6,800 Coca-Cola Co. Femsa SA, ADR (a).....................   $    126,225
       6,700 Companhia Cervejaria Brahma, ADR (a)................        103,850
      28,000 Diageo Plc..........................................        225,820
       2,900 Fomento Economico Mexicano, Ser. B, ADR.............        119,625
                                                                    ------------
                                                                       1,947,071
                                                                    ------------
             Biotechnology - 0.1%
      18,000 * Celltech Group Plc, Cl. F.........................        297,066
                                                                    ------------
             Building Products - 0.7%
       3,026 Geberit International AG............................        980,855
      26,000 York International Corp.............................        627,250
                                                                    ------------
                                                                       1,608,105
                                                                    ------------
             Chemicals - 1.2%
      19,832 Akzo Nobel NV (a)...................................        811,858
       1,000 Asahi Chemical Industry Co., Ltd....................          5,758
      14,600 Rohm & Haas Co......................................        520,125
      30,000 Shin Etsu Chemical Co., Ltd.........................      1,585,891
                                                                    ------------
                                                                       2,923,632
                                                                    ------------
             Commercial Services &
              Supplies - 7.3%
       7,916 * Atos SA...........................................        855,656
      61,675 * Avenir ASA........................................        571,415
      60,000 Canon, Inc..........................................      2,744,063
       3,488 Cap Gemini NV.......................................        684,923
      14,400 Concord EFS, Inc....................................        322,200
      33,500 Electronic Data Systems Corp........................      2,303,125
      60,664 * ITG Group Plc.....................................        690,474
      37,800 * Republic Services, Inc., Cl. A....................        517,388
     140,000 Ricoh Co., Ltd. (a).................................      2,955,145
      17,000 Secom Co., Ltd......................................      1,425,913
      51,550 Securicor Plc.......................................        102,934
       8,812 * Telegate SA (a)...................................      1,113,527
     250,000 Toppan Printing Co., Ltd............................      2,615,378
      16,900 Waste Management, Inc...............................        268,288
                                                                    ------------
                                                                      17,170,429
                                                                    ------------
             Communications
              Equipment - 4.7%
         200 Bookham Technology..................................          9,108
      29,300 * Cisco Systems, Inc................................      2,031,314
      15,000 Datacraft Asia, Ltd.................................        112,500
      41,975 LM Ericsson Telephone, Ser. B.......................      3,731,215
      29,250 Lanoptics, Ltd......................................        292,500
      13,200 Lucent Technologies, Inc............................        820,875
       4,700 Motorola, Inc.......................................        559,594
      59,622 Nokia OJY...........................................      3,420,169
      14,600 World Access, Inc...................................        229,950
                                                                    ------------
                                                                      11,207,225
                                                                    ------------
             Computers & Peripherals - 2.1%
      16,000 Compal Electronic, GDR..............................        224,400
      31,500 Compaq Computer Corp................................        921,375

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                          April 30, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
             Computers & Peripherals - continued
       9,150 * Dell Computer Corp................................   $    458,644
       5,800 Hon Hai Precision Industry Co., Ltd., GDR...........        161,965
      11,200 International Business Machines Corp................      1,250,200
      10,300 Ritek Corp., GDR....................................        195,957
      10,400 * Sun Microsystems, Inc.............................        956,150
      33,700 * Unisys Corp.......................................        781,419
                                                                    ------------
                                                                       4,950,110
                                                                    ------------
             Construction Materials - 1.6%
       5,360 * Cemex SA de CV, Ser. B, ADR.......................        117,250
      89,280 CRH Plc.............................................      1,428,494
      11,195 Imerys SA...........................................      1,323,059
      11,750 Lafarge SA..........................................        973,123
                                                                    ------------
                                                                       3,841,926
                                                                    ------------
             Containers & Packaging - 1.1%
      31,275 Ifco Systems NV (a).................................        759,137
      20,892 Pechiney SA.........................................        915,459
      60,200 * Smurfit Container Corp. (a).......................        918,050
                                                                    ------------
                                                                       2,592,646
                                                                    ------------
             Distributors - 1.9%
      39,900 Arrow Electronics, Inc..............................      1,748,119
      49,152 Buhrmann NV.........................................      1,266,794
      26,900 * Kent Electronics Corp.............................        785,144
      13,600 Synnex Technology International Corp., GDR..........        360,400
      46,622 Wolseley Plc........................................        255,510
                                                                    ------------
                                                                       4,415,967
                                                                    ------------
             Diversified Financials - 8.2%
     408,000 Aeon Credit Service Co., Ltd........................        151,903
       9,000 Aiful Corp..........................................        908,207
       4,500 Aiful Corp..........................................        495,765
      22,100 Associates First Capital Corp., Cl. A...............        490,344
      20,000 Atlantic Korean Smaller Cy Fund.....................        290,000
      25,000 Boustead Holdings Berhad............................         25,132
      27,000 Citigroup, Inc......................................      1,604,812
      14,200 Federal Home Loan Mortgage Assn.....................        652,312
      10,300 Federal National Mortgage Assn......................        621,219
      43,000 Fleming Russia Securities Fund, Ltd.................        700,040
       5,000 Formosa Growth Fund, Ltd............................        137,875
      20,562 Fortis (B)..........................................        519,102
       9,100 Household International, Inc........................        379,925
      40,312 HSBC Holdings Plc (a)...............................        451,551
     111,000 Hutchison Whampoa, Ltd..............................      1,610,307
      11,000 Indian Opportunities Fund...........................        162,800
      26,729 ING Groep NV (a)....................................      1,458,446
      67,060 Irish Life & Permanent Plc..........................        555,133
     160,000 Kokusai Securities Co., Ltd. (a)....................      2,281,165
      30,000 Lonrho Plc..........................................        306,641
      10,440 Orix Corp...........................................      1,490,393

   Shares                                                             Value

 COMMON STOCKS - continued
             Diversified Financials - continued
         805 Sulzer AG..........................................   $    515,334
      30,000 Taiwan Opportunities Fund LT.......................        480,000
      25,374 Veba AG (a)........................................      1,273,326
      17,612 Vivendi SA (a).....................................      1,742,004
                                                                   ------------
                                                                     19,303,736
                                                                   ------------
             Diversified Telecommunication Services - 7.9%
       9,500 Adelphia Communications Corp., Cl. A (a)...........        470,844
      55,267 AT&T Corp..........................................      2,580,278
      18,200 AT&T Wireless Group................................        578,987
      50,200 Bell Atlantic Corp.................................      2,974,350
      19,000 Cable & Wireless Plc...............................        315,345
      48,000 Carso Global Telecom, Ser. A1......................        127,524
       5,700 Compania de Telecom de Chile SA, ADR...............        105,450
       5,600 * Embratel Participacoes SA, ADR...................        126,000
      42,070 * Global TeleSystems Group, Inc. (a)...............        612,644
      18,800 GTE Corp...........................................      1,273,700
      15,000 Hellenic Telecommunications Organization SA (OTE),
              ADR (a)...........................................        175,312
      11,000 Hellenic Telecommunications Organization SA, GDR...        247,629
     180,000 Indosat, ADR.......................................        238,671
       5,000 Korea Telecom Corp.................................        172,500
      17,000 Mahanagar Telep Ni, GDR............................        216,750
       5,500 * Matav Rt., ADR...................................        191,469
      20,100 * MCI WorldCom, Inc................................        913,294
         290 Nippon Telegraph & Telephone Corp..................      3,597,649
       3,800 Nuevo Gurpo Iusacell SA de CV, ADR (a).............         60,563
       6,200 SBC Communications, Inc............................        271,637
      20,900 Tele Centro Oeste Celular Participacoes SA, ADR
              (a)...............................................        240,350
       8,490 Tele Norte Leste Participacoes SA, ADR.............        151,226
      58,486 Telecel-Comunicacoes Pessoais, SA..................        925,151
       1,800 Telecom Argentina - France Telecom SA, Cl. B, ADR
              (a)...............................................         50,288
      64,004 * Telefonica SA....................................      1,424,394
      10,580 Telefonos de Mexico SA, ADR ("Telmex") (a).........        622,236
                                                                   ------------
                                                                     18,664,241
                                                                   ------------
             Electric Utilities - 2.0%
       8,000 BSES, Ltd., GDR....................................        136,000
      60,000 Cez................................................        174,318
       6,700 Empresa Nacional de Electric, ADR (a)..............         77,050
      46,780 Endesa SA..........................................      1,020,665
      26,000 Powergen Plc.......................................        163,542
      32,000 Scot & Southern Energy Plc.........................        275,020
      20,000 Scottish Power Plc.................................        159,799
       1,500 Tata Electric Companies, GDR.......................        150,000

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                          April 30, 2000 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - continued
             Electric Utilities - continued
     100,000 The Tokyo Electric Power Co., Inc..................   $  2,360,783
      13,947 United Utilities Plc...............................        134,849
                                                                   ------------
                                                                      4,652,026
                                                                   ------------
             Electrical Equipment - 2.5%
      97,250 Elexis AG..........................................        707,280
      12,072 Entrelec Groupe SA.................................        609,093
      18,000 Mabuchi Motor Co...................................      1,983,058
      32,675 Molex, Inc., Class A (a)...........................      1,307,000
      19,132 Schneider Electric SA..............................      1,252,289
                                                                   ------------
                                                                      5,858,720
                                                                   ------------
             Electronic Equipment & Instruments - 3.6%
      28,275 ELMOS Semiconductor AG.............................      1,143,864
      12,643 Epcos AG...........................................      1,781,531
     107,000 Hitachi, Ltd.......................................      1,277,878
      12,000 Kyocera Corp.......................................      2,007,499
      12,100 Optibase, Ltd......................................        229,144
      37,140 Stonesoft Oyj......................................        692,161
   1,000,000 TCL International Holdings, Ltd....................        603,400
       6,000 TDK Corp...........................................        803,777
                                                                   ------------
                                                                      8,539,254
                                                                   ------------
             Energy Equipment &
              Services - 1.6%
      16,600 Grant Pride, Inc...................................        319,550
      21,000 Halliburton Co.....................................        927,937
      15,990 IHC Caland NV......................................        646,875
      75,490 Petroleum Geo-Services (a).........................      1,179,729
      16,600 * Weatherford International, Inc...................        674,375
                                                                   ------------
                                                                      3,748,466
                                                                   ------------
             Food & Drug Retailing - 0.5%
   4,200,000 Companhia Brasileira de Distribuicao Grupo Pao de
              Acucar............................................        119,801
     267,940 Fyffes.............................................        450,631
      35,000 Sainsbury (J.) Plc.................................        182,552
     102,400 Tesco Plc..........................................        348,358
                                                                   ------------
                                                                      1,101,342
                                                                   ------------
             Food Products - 0.2%
     155,000 Kerry Properties...................................        191,034
      93,400 Northern Foods Plc.................................        147,600
      41,000 Unilever Plc.......................................        246,403
                                                                   ------------
                                                                        585,037
                                                                   ------------
             Gas Utilities - 1.0%
      37,333 BG Group Plc.......................................        225,382
      69,330 Gas Natural Sdg....................................      1,159,714
      30,000 Kinder Morgan, Inc.................................        909,375
                                                                   ------------
                                                                      2,294,471
                                                                   ------------
             Health Care Equipment & Supplies - 0.2%
      43,500 Nycomed Amersham Plc...............................        331,864
       6,100 * Sybron International Corp........................        189,863
                                                                   ------------
                                                                        521,727
                                                                   ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             Health Care Providers &
              Services - 1.0%
      26,000 Cardinal Health, Inc................................   $  1,431,625
     110,400 * HEALTHSOUTH Corp..................................        890,100
                                                                    ------------
                                                                       2,321,725
                                                                    ------------
             Hotels, Restaurants & Leisure - 0.5%
     749,000 Cafe De Coral Holdings, Ltd.........................        269,245
      13,000 Carnival Corp., Cl. A...............................        323,375
      64,000 First Choice Holidays Plc...........................        132,029
      68,412 Hilton Group Plc....................................        287,588
      40,000 Resorts World Berhad................................        129,474
         559 Sodexho Alliance....................................         83,749
                                                                    ------------
                                                                       1,225,460
                                                                    ------------
             Household Durables - 1.4%
     100,300 Fairview Holdings Plc...............................        245,175
      62,874 Koninklijke (Royal) Philips Electronics N.V.........      2,804,780
      37,000 Sanyo Electric Co., Ltd.............................        246,975
      50,000 Taylor Woodrow......................................        122,610
                                                                    ------------
                                                                       3,419,540
                                                                    ------------
             Industrial Conglomerates - 2.1%
      80,000 Citic Pacific, Ltd..................................        367,689
      24,800 Grupo Carso SA de CV, Ser. A1.......................         84,336
      18,200 Honeywell International, Inc........................      1,019,200
      51,000 Johnson Electric Holdings, Ltd......................        409,220
      55,000 NatSteel Electronics, Ltd. (a)......................        315,851
       9,741 Siemens AG..........................................      1,443,454
      31,100 Tyco International, Ltd.............................      1,428,656
                                                                    ------------
                                                                       5,068,406
                                                                    ------------
             Insurance - 1.8%
       6,900 AXA.................................................      1,023,092
      19,000 Britannic Assurance Plc.............................        256,772
       6,800 Chubb Corp..........................................        432,650
      40,000 Legal & General Group Plc...........................        104,627
      34,200 Metlife, Inc. (a)...................................        566,438
       4,300 Munchener Ruckvers..................................      1,260,694
      14,750 Prudential Corp. Plc................................        226,206
      39,330 Sun Life & Provincial Holdings Plc..................        281,680
                                                                    ------------
                                                                       4,152,159
                                                                    ------------
             Internet Software &
              Services - 0.8%
      16,600 * America Online, Inc...............................        992,887
      18,300 Marchfirst, Inc.....................................        390,019
       3,300 Starmedia Network, Inc. (a).........................         72,188
       2,300 VeriSign, Inc.......................................        320,562
                                                                    ------------
                                                                       1,775,656
                                                                    ------------
             Leisure Equipment &
              Products - 0.4%
     450,000 e-New Media Co., Ltd................................         72,215
      23,020 Infogrames Entertainment SA (a).....................        650,845
       9,400 Intranet Solutions, Inc. (a)........................        209,150
                                                                    ------------
                                                                         932,210
                                                                    ------------

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
             Machinery - 1.8%
       7,770 Coflexip SA (a).....................................   $    755,817
      31,400 Fuji Machine Manufacturing Co., Ltd.................      2,183,160
      27,150 Konecranes International (a)........................        900,895
       7,500 Larsen & Toubro, Ltd., GDR..........................        101,250
       7,500 Larsen & Toubro, Ltd., GDS..........................        101,250
      25,500 TI Group Plc........................................        138,561
                                                                    ------------
                                                                       4,180,933
                                                                    ------------
             Marine - 0.2%
      17,000 P & O Finance BV....................................        168,073
      32,750 Smith (H.W.) Group Plc..............................        185,731
                                                                    ------------
                                                                         353,804
                                                                    ------------
             Media - 4.2%
     108,000 ABS-CBN Broadcasting Corp...........................        128,182
       9,600 * AMFM, Inc.........................................        637,200
      50,000 BEC World Public Co., Ltd...........................        328,386
      27,200 Benpres Holdings Corp., GDR, 144A...................         95,200
      48,000 * CBS Corp..........................................      2,820,000
      17,500 * Cox Communications, Inc., Cl. A (a)...............        749,219
      20,400 Daily Mail & General Trust, Cl. A...................        317,618
      16,000 Disney (Walt) Co....................................        693,000
       5,000 Globo Cabo SA, ADR (a)..............................         84,375
       2,260 * Grupo Televisa SA, ADR............................        143,369
      40,607 Gruppo Editoriale L'Espresso (a)....................        572,195
         340 Imako Publications..................................          7,902
      60,000 Nanyang Press Holdings..............................        149,210
   1,550,000 Oriental Press Group................................        318,390
     240,000 Shaw Brothers (Hong Kong), Ltd......................        246,495
      32,000 * Singapore Press Holdings, Ltd.....................        626,311
         289 Societe Television Francaise 1......................        197,836
      11,500 Trinity Mirror Plc..................................         89,256
       7,000 TV Azteca SA de CV, ADR (a).........................         77,000
      30,230 VNU NV..............................................      1,617,321
                                                                    ------------
                                                                       9,898,465
                                                                    ------------
             Metals & Mining - 1.6%
      30,300 Barrick Gold Corp...................................        509,419
      23,670 Eramet SLN..........................................      1,124,336
       5,000 Hindalco Industries Ltd., GDR, 144A.................         82,500
      25,000 Johnson Matthey Plc.................................        329,101
       9,600 Phelps Dodge Corp...................................        444,000
      42,700 Placer Dome, Inc....................................        346,937
      17,000 Pohang Iron & Steel, Ltd., ADR......................        357,000
      12,850 Rio Tinto Plc.......................................        200,068
      30,000 Sasol, Ltd., ADR (a)................................        172,500
     576,000 Yanzhou Coal Mining Co., Ltd........................        115,360
                                                                    ------------
                                                                       3,681,221
                                                                    ------------
             Multi-line Retail - 1.1%
      30,000 * Costco Wholesale Corp.............................      1,621,875
      44,326 Next Plc............................................        346,792

   Shares                                                              Value

 COMMON STOCKS - continued
             Multi-line Retail - continued
      35,000 Selfridges Plc......................................   $    147,056
       7,500 Target Corp.........................................        499,219
                                                                    ------------
                                                                       2,614,942
                                                                    ------------
             Oil & Gas - 4.5%
      10,000 Amerada Hess Corp...................................        636,250
      14,100 Burlington Resources, Inc...........................        554,306
      27,500 * Canadian Natural Resources, Ltd...................        733,507
      42,000 Enterprise Oil Plc..................................        308,650
      13,500 EOG Resources, Inc..................................        335,812
      30,000 Exxon Mobil Corp....................................      2,330,625
      35,327 PC Holdings SA......................................         53,734
     910,000 Petroleo Brasileiro SA..............................        216,777
      21,620 Royal Dutch Petroleum Co. (a).......................      1,246,111
      96,000 Shell Transportation & Trading Co. Plc..............        786,572
      13,000 Talisman Energy, Inc................................        387,568
      12,800 Tosco Corp..........................................        410,400
      15,980 Total Fina SA, Class B..............................      2,424,626
   3,760,000 Tupras-Turkiye Petrol Rafinerileri AS...............        258,276
                                                                    ------------
                                                                      10,683,214
                                                                    ------------
             Paper & Forest Products - 1.1%
      38,930 Empresa Nacional de Celulosas SA....................        720,212
      22,400 International Paper Co..............................        823,200
      25,800 Mead Corp...........................................        898,163
      64,900 Siam Pulp & Paper...................................        161,973
                                                                    ------------
                                                                       2,603,548
                                                                    ------------
             Personal Products - 0.2%
         453 L'Oreal.............................................        307,220
      19,100 Reckitt Benckiser Plc...............................        196,492
                                                                    ------------
                                                                         503,712
                                                                    ------------
             Pharmaceuticals - 3.0%
      13,200 Abbott Laboratories.................................        507,375
      15,700 American Home Products Corp.........................        882,144
     225,000 British Biotech.....................................         94,585
     807,500 Dankos Labs.........................................         81,772
      38,900 * Elan Corp. Plc, ADR (a)...........................      1,667,837
      14,600 Johnson & Johnson...................................      1,204,500
      12,300 Merck & Co., Inc....................................        854,850
       7,600 Merck Kgaa..........................................        218,329
       2,000 PowderJect Pharmaceuticals Plc......................         13,763
      17,000 Sankyo Co...........................................        374,578
      75,000 Slovakofarma Reg S, GDR.............................        199,313
       5,900 Warner-Lambert Co...................................        671,494
       9,000 Zeneca Group........................................        377,358
                                                                    ------------
                                                                       7,147,898
                                                                    ------------
             Real Estate - 0.7%
     500,000 Amoy Properties, Ltd. (a)...........................        349,844
     180,000 Burford Holdings Plc................................        231,067
      17,000 Chelsfield Plc......................................         75,130
      52,000 Cheung Kong Holdings, Ltd. .........................        620,860

                                   EVERGREEN
                             Perpetual Global Fund
                       Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - continued
             Real Estate - continued
      16,000 Corporacion GEO SA de CV, Ser. B...................   $     36,727
          18 Inversiones y Representaciones, SA, GDR............            534
      28,000 Land Securities Plc................................        337,858
                                                                   ------------
                                                                      1,652,020
                                                                   ------------
             Road & Rail - 0.1%
      16,600 Railtrack Group Plc................................        213,224
                                                                   ------------
             Semiconductor Equipment & Products - 2.4%
      33,700 Be Semiconductor I.................................        683,197
      18,700 Galileo Technology, Ltd............................        328,419
       4,600 * LSI Logic Corp...................................        287,500
      25,000 Mirae Corp., ADR...................................        237,500
      12,600 * National Semiconductor Corp......................        765,450
       1,800 Orbotech, Ltd......................................        153,450
       4,600 Rohm Co., Ltd......................................      1,541,638
       2,153 Samsung Electronics, Ltd., GDR, 144A...............        345,018
       3,575 * Samsung Electronics, Ltd., GDR, 144A, non-voting
              shares............................................        290,022
       7,257 Taiwan Semiconductor Manufacturing Co., Ltd.,
              ADR (a)...........................................        379,632
      20,000 Winbond Electronics Corp., GDR.....................        631,000
                                                                   ------------
                                                                      5,642,826
                                                                   ------------
             Software - 3.9%
      15,000 Autodesk, Inc......................................        575,625
      18,500 * BMC Software, Inc................................        866,031
      43,700 Computer Associates International, Inc. ...........      2,439,006
      39,100 * Microsoft Corp. .................................      2,727,225
       6,200 * Oracle Systems Corp..............................        495,613
      19,100 * Rational Software Corp. .........................      1,625,888
      52,000 Sapiens International Corp. NV (a).................        412,750
      80,000 Singapore Computer.................................        178,142
                                                                   ------------
                                                                      9,320,280
                                                                   ------------
             Specialty Retail - 1.6%
      16,000 Grupo Elektras A De CV.............................        162,000
       4,600 Home Depot, Inc....................................        257,888
     428,500 Signet Group Plc...................................        386,949
      50,000 * Staples, Inc.....................................        953,125
      13,500 Tandy Corp.........................................        769,500
      52,000 * Toys "R" Us, Inc.................................        793,000
      19,530 Trader.Com NV (a)..................................        324,911
     101,000 Wal-Mart de Mexico SA de CV........................        232,912
                                                                   ------------
                                                                      3,880,285
                                                                   ------------
             Tobacco - 1.0%
      59,500 British America Tobacco Industries Plc.............        370,554
      31,000 Philip Morris Cos., Inc. ..........................        678,125
      36,000 PT Bat Indonesia Tbk...............................        138,988

   Shares                                                              Value

 COMMON STOCKS - continued
             Tobacco - continued
     150,000 PT HM Sampoerna.....................................   $    217,880
      89,798 Tabacalera, Ser. A (a)..............................      1,055,545
                                                                    ------------
                                                                       2,461,092
                                                                    ------------
             Trading Companies & Distributors - 0.9%
     720,000 Marubeni Corp.......................................      2,086,377
                                                                    ------------
             Transportation Infrastructure - 0.4%
      10,722 Autopistas del Mare Nostrum SA......................        158,882
      77,785 Autopistas, Concesionaria Espanola SA...............        685,929
                                                                    ------------
                                                                         844,811
                                                                    ------------
             Wireless Telecommunications Services - 1.8%
     189,000 China Telecom (Hong Kong), Ltd......................      1,352,738
      40,000 Smartone Telecom....................................        125,045
       2,300 Tele Centro Sul Participacoes SA, ADR...............        146,625
       1,800 Telemig Celular Participacoes, ADR (a)..............        105,300
       2,300 Telesp Celular Participacoes SA, ADR................        101,488
     505,287 Vodafone Airtouch Plc...............................      2,312,919
                                                                    ------------
                                                                       4,144,115
                                                                    ------------
             Total Common Stocks (cost $207,745,910).............    223,303,333
                                                                    ------------
 CONVERTIBLE DEBENTURES - 0.0%
             Pharmaceuticals - 0.0%
             Scotia Holdings
      19,000 8.50%, 3/26/2002 (cost $31,417).....................         25,884
                                                                    ------------
  Principal
   Amount                                                              Value

 CORPORATE BONDS - 0.0%
             Energy Equipment & Services - 0.0%
             BG Transco Holdings Plc:
 $     5,000 1.00%, 12/14/2022...................................          7,669
       5,000 7.00%, 12/16/2024...................................          7,786
       5,000 7.06%, 12/14/2009...................................          7,836
                                                                    ------------
             Total Corporate Bonds (cost $26,949)................         23,291
                                                                    ------------

   Shares                                                              Value

 PREFERRED STOCKS - 0.6%
             Automobiles - 0.5%
         475 Porsche AG..........................................      1,209,535
                                                                    ------------

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)


   Shares                                                              Value

 PREFERRED STOCKS - (continued)
             Metals & Mining - 0.1%
       3,200 Compania Vale do Rio Doce Navegacao SA..............         79,224
                                                                    ------------
             Total Preferred Stocks (cost $1,018,104)............      1,288,759
                                                                    ------------
 WARRANTS - 0.1%
             Banks - 0.1%
     300,000 * Deutsche Bank AG, expire 3/28/2002................   $    219,748
                                                                    ------------
             Construction Materials - 0.0%
         335 * Cemex SA de CV, ADR, expire 12/13/2002............            921
                                                                    ------------
             Total Warrants
              (cost $155,162)....................................   $    220,669
                                                                    ------------

   Shares                                                              Value

 SHORT-TERM INVESTMENTS - 13.3%
             Mutual Fund Shares - 11.2%
  26,424,842 Navigator Prime Portfolio
              (cost $26,424,842) (b).............................   $ 26,424,842
                                                                    ------------

  Principal
   Amount                                                             Value

             Repurchase Agreement - 2.1%
 $ 4,973,097 State Street Bank & Trust Co., 5.67%, purchased
              4/28/2000, maturing 5/1/2000, maturity value
              $4,975,447 (cost $4,973,097) (c)..................      4,973,097
                                                                   ------------
             Total Short-Term Investments (cost $31,397,939)....     31,397,939
                                                                   ------------

             Total Investments -  (cost $240,375,481)....   108.5%  256,259,875
             Other Assets and Liabilities - net..........    (8.5)  (20,041,606)
                                                            -----  ------------
             Net Assets..................................   100.0% $236,218,269
                                                            =====  ============

(a)  All or a portion of this security is on loan.
(b)  Represents investment of cash collateral received for securities on loan.
(c) The repurchase agreement is fully collateralized by $5,015,000 FNMA, 6.40%, 12/21/2001 value plus accrued interest $5,076,995.
*    Non-income producing security.
144A Security that may be resold to "qualified institutional buyers" under Rule
     144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ADR  American Depository Receipts
GDR  Global Depository Receipts
GDS  Global Depository Shares

At April 30, 2000, the Fund held securities in the following countries:

                                                                 Percentage of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
United States+.................................... $109,551,773       42.7%
Japan.............................................   37,206,849       14.5%
United Kingdom....................................   18,154,905        7.1%
France............................................   15,248,038        5.9%
Netherlands.......................................   12,289,875        4.8%
Germany...........................................   11,787,543        4.6%
Hong Kong.........................................    6,899,199        2.7%
Spain.............................................    6,225,341        2.4%
Finland...........................................    5,013,226        2.0%
Ireland...........................................    4,792,569        1.9%
Sweden............................................    3,731,215        1.5%
Taiwan............................................    2,781,229        1.1%
Singapore.........................................    2,509,587        1.0%
Mexico............................................    2,175,214        0.8%
Canada............................................    1,977,431        0.8%
Other Countries...................................   15,915,881        6.2%
                                                   ------------      ------
                                                   $256,259,875      100.0%
                                                   ============      ======

+ Includes short-term investments.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Perpetual International Fund
                            Schedule of Investments
                           April 30, 2000 (Unaudited)


  Shares                                                              Value

 COMMON STOCKS - 92.5%
           Aerospace & Defense - 0.7%
    20,000 Alvis Plc............................................   $     30,205
    81,200 British Aerospace Plc................................        499,377
   103,000 Meggitt Plc..........................................        238,143
   165,000 Rolls-Royce Plc......................................        629,397
    76,000 Singapore Tech Eng...................................        106,886
                                                                   ------------
                                                                      1,504,008
                                                                   ------------
           Air Freight & Couriers - 0.8%
    72,625 TNT Post Group NV....................................      1,584,561
                                                                   ------------
           Airlines - 0.7%
    62,800 British Airways Plc..................................        328,529
    55,769 Lufthansa AG (a).....................................      1,158,486
                                                                   ------------
                                                                      1,487,015
                                                                   ------------
           Auto Components - 0.2%
    70,645 BBA Group Plc........................................        434,464
                                                                   ------------
           Automobiles - 1.9%
    24,000 Brilliance China Automotive (a)......................        390,000
    80,000 Honda Motor Co., Ltd.................................      3,577,281
    16,000 Mahindra & Mahindra, Ltd., GDR.......................        104,000
                                                                   ------------
                                                                      4,071,281
                                                                   ------------
           Banks - 3.7%
    80,400 Abbey National Bank Plc..............................        917,561
    17,300 Banco Bradesco SA (a)................................        116,775
     3,100 Banco de Galicia y Buenos Aires SA de CV, Class B,
            ADR.................................................         53,669
    68,000 Bangkok Bank Public Co., Ltd.........................        115,224
    54,000 Bank of Scotland.....................................        480,911
    25,770 Barclays Bank Plc....................................        659,215
    55,000 Commerce Asset Holding Berhad........................        154,868
    89,994 Dah Sing Financial Group.............................        352,388
    15,000 DBS Group Holdings...................................        206,563
    38,000 Grupo Financiero Banamex AC, Ser. O..................        137,301
    47,000 Grupo Financiero Banorte SA de CV, Ser. O............         63,932
    20,000 Housing & Commercial Bank, GDR.......................        344,500
    93,500 Lloyds TSB Group Plc.................................        912,755
    31,300 Overseas Chinese Bank, Ltd...........................        214,597
   157,372 Overseas Union Bank, Ltd.............................        719,309
 2,144,000 PT Bank Nisp.........................................         88,202
   250,000 Public Bank Bhd......................................        348,684
    38,332 Royal Bank of Scotland Group Plc.....................        598,004
    46,350 Standard Chartered Bank..............................        625,668
       400 Taipei Fund, GDR.....................................         42,000
     5,100 Uniao de Bancos Brasileiros SA, GDR ("Unibanco")
            (a).................................................        127,181
    46,000 * United Engineers, Ltd. Berhad......................        118,632
    27,700 Zagrebacka Banka D.D., GDR...........................        393,110
                                                                   ------------
                                                                      7,791,049
                                                                   ------------
           Beverages - 0.7%
     8,000 * Al-Ahram Beverage Co. SA, GDR......................        142,043
    35,299 Bass Plc.............................................        413,565

  Shares                                                               Value

 COMMON STOCKS - continued
           Beverages - continued
     6,000 Coca-Cola Co. Femsa SA, ADR (a).......................   $    111,375
     5,300 Companhia Cervejaria Brahma, ADR (a)..................         82,150
    49,500 Diageo Plc............................................        399,218
     2,300 Fomento Economico Mexicano, Ser. B, ADR (a)...........         94,875
    28,200 Scot & Newcastle......................................        206,358
                                                                    ------------
                                                                       1,449,584
                                                                    ------------
           Biotechnology - 0.3%
    31,522 * Celltech Group Plc, Cl. F...........................        520,229
                                                                    ------------
           Building Products - 0.5%
     3,483 Geberit International AG..............................      1,128,988
                                                                    ------------
           Chemicals - 2.3%
    32,020 Akzo Nobel NV (a).....................................      1,310,795
     2,000 Asahi Chemical Industry Co., Ltd......................         11,517
    50,000 Imperial Chemical Industries Plc......................        428,162
    60,000 Shin Etsu Chemical Co., Ltd...........................      3,171,782
                                                                    ------------
                                                                       4,922,256
                                                                    ------------
           Commercial Services & Supplies - 7.7%
     9,468 * Atos SA.............................................      1,023,415
    69,198 * Avenir ASA..........................................        641,116
    70,000 Canon, Inc............................................      3,201,407
     3,908 Cap Gemini NV.........................................        767,397
     5,575 Enea Data AB..........................................        981,812
    77,282 * ITG Group Plc.......................................        879,618
   120,000 Ricoh Co., Ltd. (a)...................................      2,532,981
    28,000 Secom Co., Ltd........................................      2,348,563
    92,750 Securicor Plc.........................................        185,202
     9,879 * Telegate SA (a).....................................      1,248,359
   225,000 Toppan Printing Co., Ltd..............................      2,353,840
                                                                    ------------
                                                                      16,163,710
                                                                    ------------
           Communications Equipment - 4.6%
       360 Bookham Technology....................................         16,395
    15,000 Datacraft Asia, Ltd...................................        112,500
    54,480 LM Ericsson Telephone, Ser. B.........................      4,842,802
    17,550 Lanoptics, Ltd........................................        175,500
    77,764 Nokia OJY.............................................      4,460,870
                                                                    ------------
                                                                       9,608,067
                                                                    ------------
           Computers & Peripherals - 1.9%
    32,000 Compal Electronic, GDR................................        448,800
   200,000 Computer & Technologies Holdings, Ltd.................        228,522
     5,800 Hon Hai Precision Industry Co., Ltd., GDR.............        161,965
   105,000 NEC Corp..............................................      2,857,936
    10,300 Ritek Corp., GDR......................................        195,957
                                                                    ------------
                                                                       3,893,180
                                                                    ------------
           Construction Materials - 2.1%
     4,000 * Cemex SA de CV, Ser. B, ADR (a).....................         87,500
    99,169 CRH Plc...............................................      1,586,720

                                   EVERGREEN
                          Perpetual International Fund
                       Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)


  Shares                                                              Value

 COMMON STOCKS - continued
           Construction Materials - continued
    13,030 Imerys SA............................................   $  1,539,924
    15,000 Lafarge SA...........................................      1,242,285
                                                                   ------------
                                                                      4,456,429
                                                                   ------------
           Containers & Packaging - 0.9%
    38,665 Ifco Systems (a).....................................        938,514
    23,710 Pechiney SA..........................................      1,038,940
                                                                   ------------
                                                                      1,977,454
                                                                   ------------
           Distributors - 1.3%
    55,168 Buhrmann NV..........................................      1,421,844
   100,000 Li & Fung............................................        390,284
    17,200 Synnex Technology International Corp., GDR...........        455,800
    65,622 Wolseley Plc.........................................        359,639
                                                                   ------------
                                                                      2,627,567
                                                                   ------------
           Diversified Financials - 8.6%
   300,000 Aeon Credit Service Co., Ltd.........................        111,693
    23,100 Aiful Corp...........................................      2,402,352
     5,000 Atlantic Korean Smaller Cy Fund......................         72,500
     3,000 Boustead Holdings Berhad.............................          3,016
    37,000 Fleming Russia Securities Fund, Ltd..................        602,360
    21,917 Fortis (B)...........................................        553,310
    50,230 HSBC Holdings Plc (a)................................        562,647
    91,000 Hutchison Whampoa, Ltd...............................      1,320,161
    33,766 ING Groep NV (a).....................................      1,842,414
   100,000 Irish Life & Permanent Plc...........................        827,815
   130,000 Kokusai Securities Co., Ltd. (a).....................      1,853,446
    45,000 Lonrho Plc...........................................        459,962
    20,280 Orix Corp............................................      2,895,131
   100,837 Schroder Uts Limited.................................         56,826
       860 Sulzer AG............................................        550,544
    26,000 Taiwan Opportunities Fund LT.........................        416,000
    26,889 Veba AG (a)..........................................      1,349,352
    21,579 Vivendi SA (a).......................................      2,134,381
                                                                   ------------
                                                                     18,013,910
                                                                   ------------
           Diversified Telecommunication Services - 5.1%
   174,000 Asia Satellite Telecommunications Holdings, Ltd......        543,946
    24,000 British Telecommunications Plc.......................        429,718
    23,000 Cable & Wireless Plc.................................        381,733
    42,000 Carso Global Telecom, Ser. A1........................        111,583
     5,000 Compania de Telecom de Chile SA, ADR (a).............         92,500
     6,300 * Embratel Participacoes SA, ADR (a).................        141,750
    47,720 * Global TeleSystems Group, Inc. (a).................        694,923
    13,000 Hellenic Telecommunications Organization SA (OTE),
            ADR (a).............................................        151,938
     8,200 Hellenic Telecommunications Organization SA, GDR.....        184,596
   190,000 Indosat, ADR.........................................        251,930
     5,000 Korea Telecom Corp...................................        172,500

  Shares                                                              Value

 COMMON STOCKS - continued
           Diversified Telecommunication Services - continued
    16,000 Mahanagar Telep Ni, GDR..............................   $    204,000
     5,000 * Matav Rt., ADR.....................................        174,063
       230 Nippon Telegraph & Telephone Corp....................      2,853,307
     3,800 Nuevo Grupo Iusacell SA de Cv, ADR (a)...............         60,563
    19,900 Tele Centro Oeste Celular Participacoes SA, ADR (a)..        228,850
     7,291 Tele Norte Leste Participacoes SA, ADR (a)...........        129,871
    89,804 Telecel-Comunicacoes Pessoais, SA....................      1,420,550
     1,600 Telecom Argentina - France Telecom SA, Class B, ADR..         44,700
       740 * Telecomunicacoes Brasileiras SA, ADR Preference
            Shares ("Telebras") (a).............................         87,459
    80,046 * Telefonica SA......................................      1,781,405
     9,380 Telefonos de Mexico SA, ADR ("Telmex") (a)...........        551,661
                                                                   ------------
                                                                     10,693,546
                                                                   ------------
           Electric Utilities - 2.5%
     8,000 BSES, Ltd., GDR......................................        136,000
    10,840 Centrais Eletricas Brasileiras, Cl. B (a)............         90,111
    40,000 Cez..................................................        116,212
     5,100 Companhia Paranaense de Energia-Copel, Plc., ADR
            (a).................................................         37,613
     6,900 Empresa Nacional de Electric, ADR (a)................         79,350
    57,850 Endesa SA............................................      1,262,194
    28,000 Powergen Plc.........................................        176,122
    32,000 Scot & Southern Energy Plc...........................        275,020
    40,000 Scottish Power Plc...................................        319,598
       800 Tata Electric Companies, GDR.........................         80,000
   100,000 The Tokyo Electric Power Co., Inc....................      2,360,783
    23,895 United Utilities Plc.................................        231,033
                                                                   ------------
                                                                      5,164,036
                                                                   ------------
           Electrical Equipment - 3.4%
    98,720 Elexis AG............................................        717,971
    15,728 Entrelec Groupe SA...................................        793,557
    30,000 Mabuchi Motor Co.....................................      3,305,096
    10,000 Nidec Corp...........................................        842,476
    21,080 Schneider Electric SA................................      1,379,796
                                                                   ------------
                                                                      7,038,896
                                                                   ------------
           Electronic Equipment & Instruments - 6.4%
    76,000 Cookson Group Plc....................................        223,640
    33,657 ELMOS Semiconductor AG...............................      1,361,592
    18,453 Epcos AG.............................................      2,600,221
    30,149 * Graphisoft NV......................................        561,873
   207,000 Hitachi, Ltd.........................................      2,472,157
    15,000 Kyocera Corp.........................................      2,509,374
    10,900 Optibase, Ltd........................................        206,419
    45,930 Stonesoft Oyj........................................        855,977
 1,210,000 TCL International Holdings, Ltd......................        730,114
    15,000 TDK Corp.............................................      2,009,443
                                                                   ------------
                                                                     13,530,810
                                                                   ------------

                                   EVERGREEN
                          Perpetual International Fund
                      Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)


  Shares                                                               Value

 COMMON STOCKS - continued
           Energy Equipment & Services - 1.2%
    23,280 IHC Caland NV.........................................   $    941,791
   102,200 Petroleum Geo-Services (a)............................      1,597,143
                                                                    ------------
                                                                       2,538,934
                                                                    ------------
           Food & Drug Retailing - 0.8%
    21,000 Boots Co. Plc.........................................        161,273
   321,640 Fyffes................................................        540,945
    70,000 Safeway Plc...........................................        235,956
    47,700 Sainsbury (J.) Plc....................................        248,793
   171,400 Tesco Plc.............................................        583,092
                                                                    ------------
                                                                       1,770,059
                                                                    ------------
           Food Products - 0.3%
   105,000 Kerry Properties......................................        129,410
    90,000 Northern Foods Plc....................................        142,228
    25,775 Tate & Lyle Plc.......................................         91,497
    51,000 Unilever Plc..........................................        306,501
                                                                    ------------
                                                                         669,636
                                                                    ------------
           Gas Utilities - 0.9%
    73,333 BG Group Plc..........................................        442,717
    88,020 Gas Natural Sdg.......................................      1,472,349
                                                                    ------------
                                                                       1,915,066
                                                                    ------------
           Health Care Equipment & Supplies - 0.2%
    62,800 Nycomed Amersham Plc..................................        479,105
                                                                    ------------
           Hotels, Restaurants & Leisure - 0.7%
 1,200,000 Cafe De Coral Holdings, Ltd...........................        431,366
    70,000 First Choice Holidays Plc.............................        144,407
   125,941 Hilton Group Plc......................................        529,427
    40,000 Resorts World Berhad..................................        129,474
 1,090,000 Sino-i.com, Ltd.......................................         71,368
       726 Sodexho Alliance......................................        108,769
                                                                    ------------
                                                                       1,414,811
                                                                    ------------
           Household Durables - 2.2%
   142,500 Fairview Holdings Plc.................................        348,329
    82,934 Koninklijke (Royal) Philips Electronics N.V...........      3,699,647
    53,000 Sanyo Electric Co., Ltd...............................        353,775
    67,500 Taylor Woodrow........................................        165,523
                                                                    ------------
                                                                       4,567,274
                                                                    ------------
           Industrial Conglomerates - 1.9%
    60,000 Citic Pacific, Ltd....................................        275,766
    21,900 Grupo Carso SA de CV, Ser. A1.........................         74,474
    51,000 Johnson Electric Holdings, Ltd........................        409,221
    47,000 NatSteel Electronics, Ltd. (a)........................        269,909
    14,317 Siemens AG............................................      2,121,540
    20,193 Smiths Industries Plc.................................        236,633
   100,000 Swire Pacific Ltd.....................................        564,885
                                                                    ------------
                                                                       3,952,428
                                                                    ------------
           Insurance - 1.8%
     8,390 AXA...................................................      1,244,021
    21,000 Britannic Assurance Plc...............................        283,801

  Shares                                                               Value

 COMMON STOCKS - continued
           Insurance - continued
    55,000 Legal & General Group Plc.............................   $    143,862
     4,940 Munchener Ruckvers....................................      1,448,333
    25,640 Prudential Corp. Plc..................................        393,214
    46,440 Sun Life & Provincial Holdings Plc....................        332,602
    15,000 United Assurance Group Plc............................            934
                                                                    ------------
                                                                       3,846,767
                                                                    ------------
           Internet Software & Services - 0.0%
     3,000 Starmedia Network, Inc. (a)...........................         65,625
                                                                    ------------
           Leisure Equipment & Products - 0.5%
   800,000 e-New Media Co., Ltd..................................        128,383
    29,015 Infogrames Entertainment SA (a).......................        820,341
                                                                    ------------
                                                                         948,724
                                                                    ------------
           Machinery - 2.2%
     8,325 Coflexip SA (a).......................................        809,804
    35,300 Fuji Machine Manufacturing Co., Ltd...................      2,454,316
    28,800 Konecranes International (a)..........................        955,646
    15,000 Larsen & Toubro, Ltd., GDR............................        202,500
    40,500 TI Group Plc..........................................        220,067
                                                                    ------------
                                                                       4,642,333
                                                                    ------------
           Marine - 0.4%
    55,999 Associated British Ports Holdings Plc.................        227,769
    28,600 P & O Finance BV......................................        282,758
    46,650 Smith (H.W.) Group Plc................................        264,561
                                                                    ------------
                                                                         775,088
                                                                    ------------
           Media - 2.5%
   114,000 ABS-CBN Broadcasting Corp.............................        135,303
    30,000 BEC World Public Co., Ltd.............................        197,032
    11,600 Benpres Holdings Corp., GDR, 144A.....................         40,600
    36,400 Daily Mail & General Trust, Cl. A.....................        566,730
     2,400 Globo Cabo SA, ADR (a)................................         40,500
     2,000 * Grupo Televisa SA, ADR (a)..........................        126,875
    57,169 Gruppo Editoriale L'Espresso (a)......................        805,571
       330 Imako Publications....................................          7,670
     8,000 Nanyang Press Holdings................................         19,895
   660,000 Oriental Press Group..................................        135,572
    62,000 Rank Group............................................        142,625
   250,000 Shaw Brothers (Hong Kong), Ltd........................        256,766
    28,000 * Singapore Press Holdings, Ltd.......................        548,022
       377 Societe Television Francaise 1........................        258,076
    21,600 Trinity Mirror Plc....................................        167,646
     6,100 TV Azteca SA de CV, ADR (a)...........................         67,100
    33,550 VNU NV................................................      1,794,943
                                                                    ------------
                                                                       5,310,926
                                                                    ------------
           Metals & Mining - 2.0%
    30,600 Acerinox Sa...........................................      1,210,103
     2,600 Companhia Vale do Rio Doce, ADR (a)...................         64,407
    26,320 Eramet SLN............................................      1,250,212
     4,000 Hindalco Industries Ltd., GDR, 144A...................         66,000
    30,000 Johnson Matthey Plc...................................        394,921

                                   EVERGREEN
                          Perpetual International Fund
                       Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)


  Shares                                                               Value

 COMMON STOCKS - continued
           Metals & Mining - continued
    14,000 Pohang Iron & Steel, Ltd., ADR (a)....................   $    294,000
    41,450 Rio Tinto Plc.........................................        645,356
    20,000 Sasol, Ltd., ADR (a)..................................        115,000
   504,000 Yanzhou Coal Mining Co., Ltd..........................        100,940
                                                                    ------------
                                                                       4,140,939
                                                                    ------------
           Multi-line Retail - 0.4%
    70,000 Debenhams Retail Plc..................................        194,269
    51,026 Next Plc..............................................        399,211
    63,000 Selfridges Plc........................................        264,700
                                                                    ------------
                                                                         858,180
                                                                    ------------
           Multi-Utilities - 0.0%
   300,000 Bangkok Expressway....................................         94,575
                                                                    ------------
           Oil & Gas - 3.4%
    52,000 Enterprise Oil Plc....................................        382,138
     3,311 PC Holdings SA, ADR (a)...............................         50,700
    10,500 Petroleo Brasileiro SA, ADR ("Petrobras") (a).........        248,760
    25,240 Royal Dutch Petroleum Co. (a).........................      1,454,756
   201,000 Shell Transportation & Trading Co. Plc................      1,646,884
    21,332 Total Fina SA, Cl. B..................................      3,236,678
 3,140,000 Tupras-Turkiye Petrol Rafinerileri AS.................        215,688
                                                                    ------------
                                                                       7,235,604
                                                                    ------------
           Paper & Forest Products - 0.4%
    45,250 Empresa Nacional de Celulosas SA (a)..................        837,133
    27,700 Siam Pulp & Paper.....................................         69,132
                                                                    ------------
                                                                         906,265
                                                                    ------------
           Personal Products - 1.9%
     1,260 L'Oreal...............................................        854,518
    22,100 Reckitt Benckiser Plc.................................        227,355
    44,000 Uni Charm Corp........................................      2,981,808
                                                                    ------------
                                                                       4,063,681
                                                                    ------------
           Pharmaceuticals - 2.3%
   290,000 British Biotech.......................................        121,909
   525,000 Dankos Labs...........................................         53,165
    55,674 * Elan Corp. Plc, ADR (a).............................      2,387,023
     9,300 Merck Kgaa............................................        267,166
     2,600 PowderJect Pharmaceuticals Plc........................         17,892
    63,000 Sankyo Co.............................................      1,388,141
    41,920 Scotia Holdings Plc...................................        101,439
    12,000 Zeneca Group..........................................        503,144
                                                                    ------------
                                                                       4,839,879
                                                                    ------------
           Real Estate - 1.1%
   360,000 Amoy Properties, Ltd..................................        251,887
   163,000 Burford Holdings Plc..................................        209,244
    21,000 Chelsfield Plc........................................         92,808
    96,000 Cheung Kong Holdings, Ltd.............................      1,146,203
    14,000 Corporacion GEO SA de CV, Ser. B......................         32,136
   125,000 DBS Land, Ltd.........................................        177,263

  Shares                                                              Value

 COMMON STOCKS - continued
           Real Estate - continued
        12 Inversiones y Representaciones, SA, GDR..............   $        356
    30,000 Land Securities Plc..................................        361,991
                                                                   ------------
                                                                      2,271,888
                                                                   ------------
           Road & Rail - 0.2%
    27,600 Railtrack Group Plc..................................        354,518
                                                                   ------------
           Semiconductor Equipment & Products - 2.8%
    43,600 Be Semiconductor I...................................        883,900
    18,300 Galileo Technology, Ltd..............................        321,394
    32,000 Mirae Corp., ADR (a).................................        304,000
     1,440 Orbotech, Ltd. (a)...................................        122,760
     7,600 Rohm Co., Ltd........................................      2,547,053
     1,490 Samsung Electronics, Ltd., GDR, 144A.................        238,772
     6,575 * Samsung Electronics, Ltd., GDR, 144A, non-voting
            shares..............................................        533,397
     3,628 Taiwan Semiconductor Manufacturing Co., Ltd., ADR
            (a).................................................        189,790
    25,000 Winbond Electronics Corp., GDR.......................        788,750
                                                                   ------------
                                                                      5,929,816
                                                                   ------------
           Software - 0.3%
    36,400 Sapiens International Corp. NV (a)...................        288,925
   136,000 Singapore Computer...................................        302,842
                                                                   ------------
                                                                        591,767
                                                                   ------------
           Specialty Retail - 0.7%
    65,000 Body Shop International Plc..........................        129,538
    28,400 D.F.S. Furniture Co. Plc.............................        171,121
    14,000 Grupo Elektras A De CV...............................        141,750
   482,750 Signet Group Plc.....................................        435,939
    28,100 Trader.Com Nv........................................        467,487
    84,400 Wal-Mart de Mexico SA de CV..........................        194,631
                                                                   ------------
                                                                      1,540,466
                                                                   ------------
           Textiles & Apparel - 0.4%
     9,340 Gucci Group Nv.......................................        829,995
                                                                   ------------
           Tobacco - 1.2%
    89,700 British America Tobacco Industries Plc...............        558,634
    20,000 PT Bat Indonesia Tbk.................................         77,215
   250,000 PT HM Sampoerna......................................        363,133
   121,876 Tabacalera, Ser. A (a)...............................      1,432,611
                                                                   ------------
                                                                      2,431,593
                                                                   ------------
           Trading Companies & Distributors - 0.8%
   550,000 Marubeni Corp........................................      1,593,760
                                                                   ------------
           Transportation Infrastructure - 0.5%
    12,433 Autopistas del Mare Nostrum SA.......................        184,236
    98,795 Autopistas, Concesionaria Espanola SA................        871,201
    53,000 Stagecoach Holdings Plc..............................         52,193
                                                                   ------------
                                                                      1,107,630
                                                                   ------------

                                   EVERGREEN
                          Perpetual International Fund
                       Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)


  Shares                                                               Value

 COMMON STOCKS - continued
           Wireless Telecommunications Services - 2.2%
   161,000 China Telecom (Hong Kong), Ltd........................   $  1,152,333
    40,000 Smartone Telecom......................................        125,045
     1,700 Tele Centro Sul Participacoes SA, ADR (a).............        108,375
     1,600 Telemig Celular Participacoes SA, ADR (a).............         93,600
     2,000 Telesp Celular Participacoes SA (a)...................         88,250
   668,308 Vodafone Airtouch Plc.................................      3,059,137
                                                                    ------------
                                                                       4,626,740
                                                                    ------------
           Total Common Stocks (cost $174,462,900)...............    194,375,112
                                                                    ------------
 CONVERTIBLE DEBENTURES - 0.0%
           Pharmaceuticals - 0.0%
           Scotia Holdings
    19,000 8.50%, 3/26/2002 (cost $31,758).......................         25,884
                                                                    ------------
 Principal
  Amount                                                               Value
 CORPORATE BONDS - 0.0%
           Energy Equipment & Services - 0.0%
           BG Transco Holdings Plc
 $   5,000 1.00%, 12/14/2022.....................................          7,669
     5,000 7.00%, 12/16/2024.....................................          7,786
     5,000 7.06%, 12/14/2009.....................................          7,836
                                                                    ------------
           Total Corporate Bonds
            (cost $26,919).......................................         23,291
                                                                    ------------

  Shares                                                               Value
 PREFERRED STOCKS - 0.7%
           Automobiles - 0.7%
       560 Porsche AG (cost $1,231,664)..........................      1,425,978
                                                                    ------------

   Shares                                                             Value

 WARRANTS - 0.1%
             Banks - 0.1%
     200,000 * Deutsche Bank AG, expire 3/28/2002...............   $    146,499
                                                                   ------------
             Construction Materials - 0.0%
         250 * Cemex SA de CV, ADR, expire 12/13/2002...........            687
                                                                   ------------
             Total Warrants
              (cost $103,488)...................................        147,186
                                                                   ------------
 SHORT-TERM INVESTMENTS - 19.1%
             Mutal Fund Shares - 13.9%
  29,357,213 Navigator Prime Portfolio (cost $26,424,842) (b)...     29,357,213
                                                                   ------------
  Principal
   Amount                                                             Value
             Repurchase Agreement - 5.2%
 $10,887,118 State Street Bank & Trust Co., 5.67%, purchased
              4/28/2000, maturing 5/1/2000, maturity
              value $10,882,257 (cost $10,877,118) (c)..........     10,877,118
                                                                   ------------
             Total Short-Term Investments (cost $40,234,331)....     40,234,331
                                                                   ------------

             Total Investments -  (cost $216,091,060)....   112.4%  236,231,782
             Other Assets and Liabilities - net..........   (12.4)  (26,139,508)
                                                            -----  ------------
             Net Assets..................................   100.0% $210,092,274
                                                            =====  ============

(a) All or a portion of this security is on loan.
(b) Represents investment of cash collateral received for securities on loan.
(c) The repurchase agreement is fully collateralized by $10,960,000 FNMA, 6.40%, 12/21/2001 $10,965,845 value plus accrued interest at April 30, 2000.
* Non-income producing security.
144A Security that may be resold to "qualified institutional buyers" under Rule
     144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ADR  American Depository Receipts
GDR  Global Depository Receipts

                                   EVERGREEN
                          Perpetual International Fund
                       Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)

At April 30, 2000, the Fund held securities in the following countries:

                                                                   Percent of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Japan............................................. $ 54,877,727       23.2%
United States+....................................   41,465,769       17.6%
United Kingdom....................................   29,899,075       12.7%
France............................................   18,969,600        8.0%
Netherlands.......................................   16,703,162        7.1%
Germany...........................................   14,393,921        6.1%
Spain.............................................    9,051,234        3.8%
Hong Kong.........................................    8,462,799        3.6%
Finland...........................................    6,272,493        2.7%
Ireland...........................................    6,222,122        2.6%
Sweden............................................    5,824,614        2.5%
Singapore.........................................    2,804,391        1.2%
Taiwan............................................    2,699,062        1.1%
Norway............................................    2,238,258        0.9%
Mexico............................................    1,856,444        0.8%
Other Countries...................................   14,491,111        6.1%
                                                   ------------      ------
                                                   $236,231,782      100.0%
                                                   ============      ======

+ Includes short-term investments

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Precious Metals Fund
                            Schedule of Investments
                           April 30, 2000 (Unaudited)


  Shares                                                                Value

 COMMON STOCKS - 97.2%
           Banks - 0.5%
    81,282 Standard Bank Investment Corp., Ltd....................   $   299,690
                                                                     -----------
           Metals & Mining - 96.7%
   200,000 Agnico-Eagle Mines, Ltd. ..............................     1,087,500
   100,800 Anglo-American Platinum Corp., Ltd. ...................     2,438,050
    80,819 AngloGold, Ltd.........................................     3,075,186
 2,074,000 * Avgold, Ltd. ........................................     1,085,864
    90,000 Barrick Gold Corp......................................     1,513,125
   118,700 Barrick Gold Corp. - Canadian Exchange.................     1,995,834
   675,000 Battle Mountain Gold Co................................     1,392,187
   499,750 Canyon Resources Corp..................................       624,688
    80,000 De Beers Centenary.....................................     1,639,997
 1,100,000 Delta Gold NL..........................................     1,027,840
   393,113 Franco Nevada Mining, Ltd..............................     4,565,834
    50,000 * Freeport McMoran Copper & Gold, Inc., Cl. B..........       481,250
   991,400 Gencor, Ltd............................................     2,324,793
   800,000 * Geomaque Exploration, Ltd............................       126,950
    84,482 Gold Fields Of South Africa, Ltd.......................       194,369
   100,000 * Goldcorp, Inc., Cl. A................................       600,000
   401,700 * Goldcorp, Inc., Cl. A - Canadian Exchange............     2,400,598
   961,824 Goldfields, Ltd. ......................................     3,120,733
   675,200 Harmony Gold Mining, Ltd. .............................     3,316,003
   500,500 Homestake Mining Co. ..................................     3,003,000
    90,000 Impala Platinum Holdings, Ltd. ........................     2,853,772
   910,000 * Kinross Gold Corp....................................     1,194,375
   200,000 * Kinross Gold Corp. - Canadian Exchange...............       270,106
 1,000,000 * Lihir Gold, Ltd......................................       338,720
   596,500 * Meridian Gold, Inc...................................     3,280,750
    75,000 * Meridian Gold, Inc. - Canadian Exchange..............       392,498
    75,000 Namibian Minerals Corp.................................       290,625
   700,000 Newcrest Mining........................................     1,398,096
   150,400 Newmont Mining Corp....................................     3,525,000

  Shares                                                               Value

 COMMON STOCKS - 97.2%
           Metals & Mining - continued
 1,084,824 Normandy Mining, Ltd. ................................   $   538,507
   337,100 * Orvana Minerals Corp................................        59,184
   222,500 Placer Dome, Inc......................................     1,807,812
    65,000 Placer Dome, Inc. - Canadian Exchange.................       524,512
   135,000 * Randgold Resources, Inc., GDR, 144A.................       573,750
   300,000 * Repadre Capital Corp. ..............................       334,256
   127,200 * Rio Narcea Gold Mine, Inc...........................        94,483
 1,073,648 Ross Mining NL........................................       219,454
   499,600 Sons of Gwalia, Ltd...................................     1,269,184
    44,250 * Stillwater Mining Co. ..............................     1,239,000
    25,000 Teck Corp., Cl. B.....................................       182,322
   657,500 * TVX Gold, Inc. .....................................       421,787
 1,000,000 * Viceroy Resource Corp...............................       465,933
   288,585 Western Area Gold Mining..............................       766,098
                                                                    -----------
                                                                     58,054,025
                                                                    -----------
           Total Common Stocks (cost $80,529,108)................    58,353,715
                                                                    -----------
 WARRANTS - 0.0%
           Metals & Mining - 0.0%
   227,500 * Atlas Corp. (cost $102,375).........................             0
                                                                    -----------
 Principal
  Amount                                                               Value

 REPURCHASE AGREEMENT - 1.2%
  $736,000 Evergreen Joint Repurchase Agreement, investments in repurchase agreements in a joint trading account,
            purchased 4/28/2000, 5.80%, maturing 5/1/2000,
            maturity value $736,356 (cost $736,000) (a)..........       736,000
                                                                    -----------

           Total Investments -  (cost $81,367,483).........    98.4%  59,089,715
           Other Assets and Liabilities - net..............     1.6      932,416
                                                              -----  -----------
           Net Assets......................................   100.0% $60,022,131
                                                              =====  ===========

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at April 30, 2000.
* Non-income producing security.
144A Security that may be resold to "qualified institutional buyers" under Rule
     144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

                                   EVERGREEN
                              Precious Metals Fund
                      Schedule of Investments (continued)
                           April 30, 2000 (Unaudited)

Summary of Abbreviations
GDR  Global Depository Receipts

At April 30, 2000, the Fund held securities in                 Percentage of
the following countries:                         Market Value Portfolio Assets
------------------------------------------------------------------------------
South Africa.................................... $21,688,306        36.7%
Canada..........................................  21,608,484        36.6%
United States+..................................  11,001,125        18.6%
Australia.......................................   4,453,080         7.5%
Papua New Guinea................................     338,720         0.6%
                                                 -----------       ------
                                                 $59,089,715       100.0%
                                                 ===========       ======

+ Includes short-term investments.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                      Statements of Assets and Liabilities
                           April 30, 2000 (Unaudited)

                           Emerging       Global        Global
                            Markets      Leaders     Opportunities  International
                          Growth Fund      Fund          Fund        Growth Fund
---------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $65,672,711  $289,886,242  $216,212,922   $727,720,049
 Net unrealized gains on
  securities............   12,526,018   128,497,800    45,386,546     65,457,905
---------------------------------------------------------------------------------
 Market value of
  securities............   78,198,729   418,384,042   261,599,468    793,177,954
 Cash...................          863             0           477        209,237
 Restricted Cash........            0             0             0        780,000
 Foreign currency, at
  value (cost $81,336,
  $3,567,848, $36,803
  and $210,780,
  respectively).........       80,939     3,557,088        36,729        211,792
 Receivable for
  securities sold.......            0       285,229     1,323,243      2,812,094
 Receivable for Fund
  shares sold...........      536,511     2,060,547       755,507      2,305,099
 Dividends and interest
  receivable............      244,213       732,096       191,891      2,151,174
 Unrealized gains on
  forward foreign
  currency exchange
  contracts.............            0             0        38,309      1,367,395
 Receivable for daily
  variation margin on
  open futures
  contracts.............            0             0             0         69,550
 Deferred organization
  expenses..............            0         4,045             0              0
 Prepaid expenses and
  other assets..........       33,378        66,492        55,580        114,535
---------------------------------------------------------------------------------
 Total assets...........   79,094,633   425,089,539   264,001,204    803,198,830
---------------------------------------------------------------------------------
Liabilities
 Payable for securities
  purchased.............       83,491     1,112,869     6,157,286      8,163,183
 Payable for Fund shares
  redeemed..............            0     1,579,281       265,001      1,031,283
 Unrealized losses on
  forward foreign
  currency exchange
  contracts.............            0             0        82,778              0
 Due to custodian bank..            0        17,579             0              0
 Advisory fee payable...        9,045        30,186        18,679         32,994
 Distribution Plan
  expenses payable......          594        22,228        16,557          7,528
 Due to other related
  parties...............          637         3,470         2,077          6,433
 Accrued expenses and
  other liabilities.....       26,782        86,564        67,287        195,831
---------------------------------------------------------------------------------
 Total liabilities......      120,549     2,852,177     6,609,665      9,437,252
---------------------------------------------------------------------------------
Net assets..............  $78,974,084  $422,237,362  $257,391,539   $793,761,578
---------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $71,988,459  $274,505,157  $138,733,526   $651,704,691
 Undistributed
  (overdistributed) net
  investment income
  (loss)................      (47,535)   (1,687,838)   (1,843,260)     1,298,592
 Accumulated net
  realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..   (5,491,511)   20,956,770    75,181,453     75,237,735
 Net unrealized gains or
  losses on securities
  and foreign currency
  related transactions..   12,524,671   128,463,273    45,319,820     65,520,560
---------------------------------------------------------------------------------
Total net assets........  $78,974,084  $422,237,362  $257,391,539   $793,761,578
---------------------------------------------------------------------------------
Net assets consists of
 Class A................  $ 9,223,626  $143,319,029  $ 68,376,681   $143,415,141
 Class B................    3,658,827   228,414,034   157,704,870     54,550,789
 Class C................    1,409,214     5,935,749    30,251,943      2,336,083
 Class Y................   64,682,417    44,568,550     1,058,045    593,459,565
---------------------------------------------------------------------------------
Total net assets........  $78,974,084  $422,237,362  $257,391,539   $793,761,578
---------------------------------------------------------------------------------
Shares outstanding
 Class A................      838,380     7,479,292     2,246,882     15,800,809
 Class B................      345,133    12,257,006     5,569,771      6,071,432
 Class C................      132,721       318,988     1,065,218        259,970
 Class Y................    5,809,516     2,299,377        34,546     65,419,588
---------------------------------------------------------------------------------
Net asset value per
 share
 Class A................  $     11.00  $      19.16  $      30.43   $       9.08
---------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 4.75%).............  $     11.55  $      20.12  $      31.95   $       9.53
---------------------------------------------------------------------------------
 Class B................  $     10.60  $      18.64  $      28.31   $       8.98
---------------------------------------------------------------------------------
 Class C................  $     10.62  $      18.61  $      28.40   $       8.99
---------------------------------------------------------------------------------
 Class Y................  $     11.13  $      19.38  $      30.63   $       9.07
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                      Statements of Assets and Liabilities
                           April 30, 2000 (Unaudited)

                             Latin       Perpetual      Perpetual      Precious
                             America      Global     International     Metals
                              Fund         Fund          Fund           Fund
----------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $ 20,824,449  $240,375,481  $216,091,060   $ 81,367,483
 Net unrealized gains on
  securities............     9,986,819    15,884,394    20,140,722    (22,277,768)
----------------------------------------------------------------------------------
 Market value of
  securities............    30,811,268   256,259,875   236,231,782     59,089,715
 Investment in wholly-
  owned, unconsolidated
  foreign subsidiary, at
  value.................             0             0             0        871,232
 Cash...................           723             0             0            542
 Foreign currency, at
  value (cost $11,054,
  $71,716, $241,699 and
  $0, respectively).....        10,794        71,480       243,102              0
 Receivable for
  securities sold.......             0     6,414,823       449,314              0
 Receivable for Fund
  shares sold...........        12,378       616,191     1,759,986         13,088
 Dividends and interest
  receivable............       218,213       648,741       708,288         89,673
 Unrealized gains on
  forward foreign
  currency exchange
  contracts.............             0       600,528       744,347              0
 Deferred organization
  expenses..............             0             0         6,231              0
 Prepaid expenses and
  other assets..........        28,219        75,922       104,581        153,125
----------------------------------------------------------------------------------
  Total assets..........    31,081,595   264,687,560   240,247,631     60,217,375
----------------------------------------------------------------------------------
Liabilities
 Payable for securities
  purchased.............             0     1,611,234       189,973              0
 Payable for Fund shares
  redeemed..............        90,934       375,853       463,634        102,360
 Payable for securities
  on loan...............             0    26,424,842    29,357,213              0
 Advisory fee payable...         1,680        19,825        16,993          3,250
 Distribution Plan
  expenses payable......         2,176        13,773         9,109          1,667
 Due to other related
  parties...............           255         2,882           527            492
 Accrued expenses and
  other liabilities.....        22,139        20,882       117,908         87,475
----------------------------------------------------------------------------------
  Total liabilities.....       117,184    28,469,291    30,155,357        195,244
----------------------------------------------------------------------------------
Net assets..............  $ 30,964,411  $236,218,269  $210,092,274   $ 60,022,131
----------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $ 44,642,584  $195,009,507  $174,310,784   $177,513,930
 Undistributed
  (overdistributed) net
  investment income
  (loss)................        17,909    (1,470,196)     (774,729)       (33,968)
 Accumulated net
  realized gains or
  losses on securities
  and foreign currency
  related transactions..   (23,682,495)   26,221,636    15,700,531    (95,176,918)
 Net unrealized gains or
  losses on securities
  and foreign currency
  related transactions..     9,986,413    16,457,322    20,855,688    (22,280,913)
----------------------------------------------------------------------------------
Total net assets........  $ 30,964,411  $236,218,269  $210,092,274   $ 60,022,131
----------------------------------------------------------------------------------
Net assets consists of
 Class A................  $  5,498,193  $ 89,180,991  $120,878,824   $ 52,942,736
 Class B................    20,894,777     2,442,525     4,487,317      6,881,628
 Class C................     4,196,697   144,580,841    81,702,055        196,865
 Class Y................       374,744        13,912     3,024,078            902
----------------------------------------------------------------------------------
Total net assets........  $ 30,964,411  $236,218,269  $210,092,274   $ 60,022,131
----------------------------------------------------------------------------------
Shares outstanding
 Class A................       526,754     3,900,071     6,534,455      5,544,010
 Class B................     2,085,567       107,248       241,579        733,661
 Class C................       419,605     6,723,860     4,513,812         20,983
 Class Y................        35,679           604       161,765             96
----------------------------------------------------------------------------------
Net asset value per
 share
 Class A................  $      10.44  $      22.87  $      18.50   $       9.55
----------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 4.75%).............  $      10.96  $      24.01  $      19.42   $      10.03
----------------------------------------------------------------------------------
 Class B................  $      10.02  $      22.77  $      18.57   $       9.38
----------------------------------------------------------------------------------
 Class C................  $      10.00  $      21.50  $      18.10   $       9.38
----------------------------------------------------------------------------------
 Class Y................  $      10.50  $      23.05  $      18.69   $       9.40
----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                            Statements of Operations
                  Six Months Ended April 30, 2000 (Unaudited)

                           Emerging      Global        Global     International
                            Markets      Leaders    Opportunities    Growth
                          Growth Fund     Fund          Fund          Fund
-------------------------------------------------------------------------------
Investment income
 Dividends (net of
  foreign withholding
  taxes of $53,870,
  $210,130, $36,264 and
  $496,669
  respectively).........  $   734,668  $ 2,537,803   $   468,083  $  4,077,785
 Interest...............       36,368      205,712       251,641     1,201,951
 Securities lending
  income................            0            0        82,233             0
-------------------------------------------------------------------------------
Total investment
 income.................      771,036    2,743,515       801,957     5,279,736
-------------------------------------------------------------------------------
Expenses
 Advisory fee...........      591,909    1,924,270     1,118,267     2,141,334
 Distribution Plan
  expenses..............       40,389    1,329,054       963,470       503,313
 Administrative services
  fees..................       30,524      156,201        92,545       285,005
 Transfer agent fee.....       32,280      667,226       274,812       385,655
 Trustees' fees and
  expenses..............          947        5,583         2,181         9,839
 Printing and postage
  expenses..............        9,665       46,174        35,255        88,112
 Custodian fee..........       78,598      142,656        96,676       436,255
 Registration and filing
  fees..................       19,196       30,133        24,737        56,516
 Professional fees......       12,498       13,688        12,558        15,479
 Organization expenses..            0        3,935             0             0
 Interest expense.......            0       93,559             0             0
 Other..................        4,369        9,850        22,350        12,636
-------------------------------------------------------------------------------
 Total expenses.........      820,375    4,422,329     2,642,851     3,934,144
  Less: Expense
  reductions............       (3,788)      (8,390)      (11,814)      (17,716)
-------------------------------------------------------------------------------
  Net expenses..........      816,587    4,413,939     2,631,037     3,916,428
-------------------------------------------------------------------------------
 Net investment income
  (loss)................      (45,551)  (1,670,424)   (1,829,080)    1,363,308
-------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions
 Net realized gains or
  losses on:
  Securities............    5,734,452   22,482,265    75,261,710   108,542,848
  Futures contracts.....            0            0             0      (585,213)
  Foreign currency
  related transactions..      (28,858)  (1,463,932)      295,538       992,059
-------------------------------------------------------------------------------
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..    5,705,594   21,018,333    75,557,248   108,949,694
-------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    5,847,470    8,995,095    (6,969,053)  (36,132,436)
-------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..   11,553,064   30,013,428    68,588,195    72,817,258
-------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............  $11,507,513  $28,343,004   $66,759,115  $ 74,180,566
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                            Statements of Operations
                  Six Months Ended April 30, 2000 (Unaudited)

                              Latin                    Perpetual
                             America     Perpetual   International   Precious
                               Fund     Global Fund      Fund      Metals Fund
--------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign
  withholding taxes of
  $26,579, $117,692,
  $139,974 and $0,
  respectively)...........  $  431,112  $ 1,230,909   $   996,821  $    744,973
 Interest.................      10,840       54,948       165,019        37,969
 Securities lending
  income..................           0       64,479        80,619             0
--------------------------------------------------------------------------------
Total investment income...     441,952    1,350,336     1,242,459       782,942
--------------------------------------------------------------------------------
Expenses
 Advisory fee.............     120,622    1,214,850       958,819       253,720
 Distribution Plan
  expenses................     150,346      835,286       511,591       130,941
 Administrative services
  fees....................      12,113      176,633       103,348        24,656
 Transfer agent fee.......      79,203      227,899       168,124       319,296
 Trustees' fees and
  expenses................         298        1,991         1,251           800
 Printing and postage
  expenses................       4,534       34,003        30,691         6,333
 Custodian fee............      23,075      168,644       146,624        32,415
 Registration and filing
  fees....................      19,936       21,933        63,208        32,462
 Professional fees........      10,859       12,901        12,386        11,424
 Organization expenses....           0            0         1,487             0
 Interest expense.........           0      122,772             0             0
 Other....................         861       12,938        26,436         3,157
--------------------------------------------------------------------------------
  Total expenses..........     421,847    2,829,850     2,023,965       815,204
  Less: Expense
   reductions.............      (1,218)      (9,318)       (6,777)       (1,888)
--------------------------------------------------------------------------------
 Net expenses.............     420,629    2,820,532     2,017,188       813,316
--------------------------------------------------------------------------------
 Net investment income
  (loss)..................      21,323   (1,470,196)     (774,729)      (30,374)
--------------------------------------------------------------------------------
 Equity in earnings of
  wholly-owned,
  unconsolidated foreign
  subsidiary..............           0            0             0         7,281
--------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency related
 transactions
 Net realized gains or
  losses on:
 Securities...............   2,578,057   28,030,431    16,985,454    (3,501,908)
 Foreign currency related
  transactions............     (17,244)    (622,124)     (721,448)      (27,148)
--------------------------------------------------------------------------------
 Net realized gains or
  losses on securities and
  foreign currency related
  transactions............   2,560,813   27,408,307    16,264,006    (3,529,056)
--------------------------------------------------------------------------------
 Net change in unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions............   4,721,982   (2,859,653)    2,807,492   (11,648,194)
--------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities,
  futures contracts and
  foreign currency related
  transactions............   7,282,795   24,548,654    19,071,498   (15,177,250)
--------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations.........  $7,304,118  $23,078,458   $18,296,769  $(15,200,343)
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                      Statements of Changes in Net Assets
                  Six Months Ended April 30, 2000 (Unaudited)

                            Emerging                      Global
                            Markets        Global      Opportunities  International
                          Growth Fund   Leaders Fund       Fund        Growth Fund
------------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $    (45,551) $  (1,670,424) $ (1,829,080)  $   1,363,308
 Net realized gains on
  securities, futures
  contracts and foreign
  currency related
  transactions..........     5,705,594     21,018,333    75,557,248     108,949,694
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..     5,847,470      8,995,095    (6,969,053)    (36,132,436)
------------------------------------------------------------------------------------
  Net increase in net
  assets resulting from
  operations............    11,507,513     28,343,004    66,759,115      74,180,566
------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
  Class A...............             0              0             0      (1,647,272)
  Class B...............             0              0             0        (434,017)
  Class C...............             0              0             0         (14,174)
  Class Y...............             0              0             0      (8,437,450)
 Net realized gains
  Class A...............             0     (2,399,007)   (8,748,259)     (5,822,537)
  Class B...............             0     (3,743,776)  (21,954,075)     (3,020,381)
  Class C...............             0        (81,393)   (3,916,863)       (108,412)
  Class Y...............             0       (756,519)      (19,537)    (24,547,445)
------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........             0     (6,980,695)  (34,638,734)    (44,031,688)
------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    23,321,526    807,020,214    87,618,846     187,126,569
 Payment for shares
  redeemed..............   (21,092,868)  (857,572,379)  (71,744,646)   (162,784,354)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........             0      6,660,487    24,403,217      39,812,987
------------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....     2,228,658    (43,891,678)   40,277,417      64,155,202
------------------------------------------------------------------------------------
   Total increase
   (decrease) in net
   assets...............    13,736,171    (22,529,369)   72,397,798      94,304,080
Net assets
 Beginning of period....    65,237,913    444,766,731   184,993,741     699,457,498
------------------------------------------------------------------------------------
 End of period..........  $ 78,974,084  $ 422,237,362  $257,391,539   $ 793,761,578
------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income
 (loss).................  $    (47,535) $  (1,687,838) $ (1,843,260)  $   1,298,592
------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                      Statements of Changes in Net Assets
                  Six Months Ended April 30, 2000 (Unaudited)


                             Latin      Perpetual      Perpetual
                            America       Global     International    Precious
                             Fund          Fund          Fund       Metals Fund
---------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $    21,323  $ (1,470,196) $   (774,729)  $    (30,374)
 Equity in earnings of
  wholly-owned
  unconsolidated foreign
  subsidiary............            0             0             0          7,281
 Net realized gains on
  securities and foreign
  currency
  related transactions..    2,560,813    27,408,307    16,264,006     (3,529,056)
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    4,721,982    (2,859,653)    2,807,492    (11,648,194)
---------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    7,304,118    23,078,458    18,296,769    (15,200,343)
---------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net realized gains
 Class A................            0   (12,054,416)   (9,627,088)             0
 Class B................            0       (55,946)      (88,879)             0
 Class C................            0   (19,605,127)   (6,472,082)             0
 Class Y................            0          (195)     (681,351)             0
---------------------------------------------------------------------------------
 Total distributions to
  shareholders..........            0   (31,715,684)  (16,869,400)             0
---------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    3,293,438    90,507,137   110,144,552     13,384,996
 Payment for shares
  redeemed..............   (9,225,367)  (96,700,942)  (78,664,237)   (21,795,314)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........            0    30,583,329    16,242,631              0
---------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....   (5,931,929)   24,389,524    47,722,946     (8,410,318)
---------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............    1,372,189    15,752,298    49,150,315    (23,610,661)
Net assets
 Beginning of period....   29,592,222   220,465,971   160,941,959     83,632,792
---------------------------------------------------------------------------------
 End of period..........  $30,964,411  $236,218,269  $210,092,274   $ 60,022,131
---------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income
 (loss).................  $    17,909  $ (1,470,196) $   (774,729)  $    (33,968)
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                      Statements of Changes in Net Assets
                          Year Ended October 31, 1999

                            Emerging        Global          Global      International
                            Markets         Leaders      Opportunities     Growth
                          Growth Fund        Fund            Fund           Fund
--------------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $    (27,662) $    (2,879,111) $  (2,523,448) $   5,747,760
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..     4,505,679        8,377,332     38,823,524     45,948,984
 Net change in
  unrealized gains on
  securities and foreign
  currency
  related transactions..     5,594,474       76,159,336     31,754,002     52,884,054
--------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............    10,072,491       81,657,557     68,054,078    104,580,798
--------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class A................       (10,598)               0              0              0
 Class B................        (4,073)               0              0              0
 Class C................          (995)               0              0              0
 Class Y................      (136,530)               0              0              0
 Net realized gains
 Class A................             0                0     (3,485,496)             0
 Class B................             0                0     (7,900,493)             0
 Class C................             0                0     (1,472,665)             0
 Class Y................             0                0         (1,957)             0
--------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........      (152,196)               0    (12,860,611)             0
--------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    44,051,855    2,630,916,446    136,044,293    301,153,523
 Payment for shares
  redeemed..............   (47,543,215)  (2,622,732,751)  (221,303,957)  (341,962,909)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........       114,987                0     10,894,229              0
--------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....    (3,376,373)       8,183,695    (74,365,435)   (40,809,386)
--------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............     6,543,922       89,841,252    (19,171,968)    63,771,412
Net assets
 Beginning of period....    58,693,991      354,925,479    204,165,709    635,686,086
--------------------------------------------------------------------------------------
 End of period..........  $ 65,237,913  $   444,766,731  $ 184,993,741  $ 699,457,498
--------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income
 (loss).................  $     (1,984) $       (17,414) $     (14,180) $  10,468,197
--------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                      Statements of Changes in Net Assets
                          Year Ended October 31, 1999

                                         Perpetual      Perpetual      Precious
                             Latin         Global     International     Metals
                          America Fund   Fund(a)(b)    Fund(c)(d)        Fund
-----------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $    108,337  $   (359,126) $     212,934  $    (215,783)
 Equity in earnings of
  wholly-owned
  unconsolidated foreign
  subsidiary............             0             0              0         19,428
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..    (4,041,319)    2,327,201     16,868,585    (27,031,931)
 Net change in
  unrealized gains on
  securities and foreign
  currency
  related transactions..     6,649,537     5,226,695     15,449,779     28,217,759
-----------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............     2,716,555     7,194,770     32,531,298        989,473
-----------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    26,101,038    13,477,514    166,034,604     87,565,275
 Payment for shares
  redeemed..............   (42,507,400)  (17,143,425)  (155,946,116)  (114,675,177)
-----------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....   (16,406,362)   (3,665,911)    10,088,488    (27,109,902)
-----------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............   (13,689,807)    3,528,859     42,619,786    (26,120,429)
Net assets
 Beginning of period....    43,282,029   216,937,112    118,322,173    109,753,221
-----------------------------------------------------------------------------------
 End of period..........  $ 29,592,222  $220,465,971  $ 160,941,959  $  83,632,792
-----------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income
 (loss).................  $     (3,414) $          0  $           0  $      (3,594)
-----------------------------------------------------------------------------------

(a) The Perpetual Global Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1999.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual Global Portfo-lio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, recep-tively, of Evergreen Perpetual Global Fund. Class B shares of Mentor Per-petual Global Portfolio were redesignated as Class C shares of Evergreen Perpetual Global Fund.
(c) Effective October 18, 1999, shareholders of Mentor Perpetual International Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, re-ceptively, of Evergreen Perpetual International Fund. Class B shares of Mentor Perpetual International Portfolio were redesignated as Class C shares of Evergreen Perpetual International Fund.
(d) As a result of the conversion of Mentor Perpetual International Portfolio to Evergreen Perpetual International Fund, the shareholders of Mentor Per-petual International Portfolio, Class E, became owners of that number of full and fractional shares of Evergreen Perpetual International Fund, Class A, having a net asset value equal to the net asset value of their shares immediately prior to the conversion of shares.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                       Statement of Changes in Net Assets
                         Year Ended September 30, 1999

                                                                    Perpetual
                                                                     Global
                                                                      Fund
--------------------------------------------------------------------------------
Operations
 Net investment loss............................................  $    (711,706)
 Net realized gains on securities and foreign currency related
  transactions..................................................     30,027,040
 Net unrealized gains on securities and foreign currency related
  transactions..................................................     22,354,768
--------------------------------------------------------------------------------
   Net increase in net assets resulting from operations...........   51,670,102
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net realized gains
   Class A........................................................   (4,794,385)
   Class C........................................................   (8,456,186)
 Class Y........................................................            (85)
--------------------------------------------------------------------------------
 Total distributions to shareholders............................    (13,250,656)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold......................................    122,357,893
 Payment for shares redeemed....................................   (114,784,615)
 Net asset value of shares issued in reinvestment of
  distributions.................................................     12,654,681
--------------------------------------------------------------------------------
   Net increase in net assets resulting from capital share
    transactions..................................................   20,227,959
--------------------------------------------------------------------------------
    Total increase in net assets..................................   58,647,405
Net assets
 Beginning of period............................................    158,289,707
--------------------------------------------------------------------------------
 End of period..................................................  $ 216,937,112
--------------------------------------------------------------------------------
Undistributed net investment income.............................  $           0
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen International and Global Growth Funds consist of Evergreen Emerg-ing Markets Growth Fund ("Emerging Markets Growth Fund"), Evergreen Global Leaders Fund ("Global Leaders Fund"), Evergreen Global Opportunities Fund ("Global Opportunities Fund"), Evergreen International Growth Fund ("Interna-tional Growth Fund"), Evergreen Latin America Fund ("Latin America Fund"), Ev-ergreen Perpetual Global Fund ("Perpetual Global Fund"), Evergreen Perpetual International Fund ("Perpetual International Fund"), and Evergreen Precious Metals Fund ("Precious Metals Fund") (collectively, the "Funds"). Each Fund is a diversified series of Evergreen International Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end man-agement investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 follow the conversion rights at the time the shares were initially purchased. Class C shares are sold subject to a 2.00% contingent deferred sales charge payable on shares redeemed within one year after the month of purchase and a 1.00% contingent deferred sales charge if such shares are redeemed within two years after the month of purchase. Class C shares purchased prior to February 1, 2000 follow the contingent deferred sales charge schedule at the time the shares were initially purchased. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities

Securities traded on an established exchange or the Nasdaq National Market Sys-tem (NMS) are valued at the last sales price on the exchange where the security is primarily traded. Securities traded in the over-the-counter market are val-ued on the basis of the last sales price. Securities traded on an exchange or NMS and other securities traded in the over-the-counter markets for which there has been no sale are valued at the mean between the bid and asked price. Securities for which market quotations are not readily available, including restricted securities, are val-ued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Mutual fund shares held in a fund are valued at the net asset value of each mu-tual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements

Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collat-eral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment ad-visor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Funds may transfer uninvested cash balances into a joint trading ac-count. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Foreign Currency

The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on se-curities and foreign currency related transactions. Net realized foreign cur-rency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the differ-ence between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

D. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

E. Forward Foreign Currency Exchange Contracts

The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

F. Securities Lending

In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other qualified financial organizations. The Funds' investment advisors will monitor the creditworthiness of such bor-rowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund moni-tors the adequacy of the collateral daily and will require the borrower to pro-vide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby in-creasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

G. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

H. Federal Taxes

The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income, and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. Distributions

Distributions from net investment income and/or realized capital gains for the Funds, if any, are declared and paid at least annually. Distributions to share-holders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

J. Class Allocations

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

K. Organization Expenses

Organization expenses for Global Leaders Fund and Perpetual International Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares out-standing at the time of the redemption.

3. INVESTMENT IN FOREIGN SUBSIDIARY

Precious Metals (Bermuda) Ltd., a wholly-owned, unconsolidated foreign subsidi-ary of the Precious Metals Fund, was acquired in May 1975 and has as its pri-mary objective the acquisition of precious metals. The Fund accounts for its investments in the subsidiary under the equity method of ac-counting. At April 30, 2000, the fair value of the Fund's investment in the foreign subsidiary was determined as follows:

         Cash and cash equivalents............................... $902,847
         Accrued expenses........................................  (31,615)
                                                                  --------
                                                                  $871,232
                                                                  ========

During the six months ended April 30, 2000, the foreign subsidiary had no pur-chases of precious metals or sales of precious metals. Investment activities of the foreign subsidiary resulted in gross investment income, general and admin-istrative expenses, net investment income of $21,167, $13,886 and $7,281, re-spectively. Management fees paid or accrued to EIMC totaled $2,891 during the six months ended April 30, 2000.

4. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management ("EIM"), a division of First Union National Bank ("FUNB"), is the investment advisor to Emerging Markets Growth Fund and is paid an advisory fee that is computed and paid daily at an annual rate starting at 1.42% and declining to 1.27% of the Fund's average daily net assets. Prior to January 3, 2000, the management fee was computed by applying percentage rates, starting at 1.50% and declining to 1.35% per annum as net assets in-creased, to the average daily net assets of the Fund.

Evergreen Investment Management Company ("EIMC") an indirect wholly owned sub-sidiary of FUNB, is the investment sub-advisor to Emerging Markets Growth Fund. Under the terms of the sub-advisory agreement, EIMC is responsible for the in-vestment decisions for the Fund and is paid by EIM at no additional expense to the Fund.

Evergreen Asset Management Corp. ("EAMC"), an indirect wholly-owned subsidiary of FUNB, is the investment advisor to the Global Leaders Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.87% of the Fund's average daily net assets. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 0.95% of the Fund's average daily net assets.

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to Global Leaders Fund and also provides brokerage services with respect to sub-stantially all security transactions of the Fund effected on the New York or American Stock Exchanges. For the six months ended April 30, 2000, Global Lead-ers Fund incurred brokerage commissions of $75,063 with Lieber & Company. Lieber & Company is reimbursed by EAMC for providing investment sub-advisory services at no additional expense to the Fund.

EIMC is the investment advisor for Global Opportunities Fund, International Growth Fund, Latin America Fund and Precious Metals Fund. In return for provid-ing investment management and administrative services to the Funds, EIMC is paid an advisory fee that is computed and paid daily based on average daily net assets, in accordance with the following schedules:

                                 Global Opportunities Fund International Growth Fund    Latin America Fund
      Average Daily Net Assets   Current Prior to 1/3/2000 Current Prior to 1/3/2000 Current Prior to 1/3/2000
     ---------------------------------------------------------------------------------------------------------
      on the first $200
       million                    0.91%        1.00%        0.66%        0.75%        0.66%        0.75%
      on the next $200 million    0.86%        0.95%        0.56%        0.65%        0.56%        0.65%
      on the next $200 million    0.76%        0.85%        0.46%        0.55%        0.46%        0.55%
      in excess of $600
       million                    0.66%        0.75%        0.36%        0.45%        0.36%        0.45%

                                                   Precious Metals Fund
             Average Daily Net Assets         Current             Prior to 1/3/2000
             ----------------------------------------------------------------------
             on the first $200 million         0.660%                   0.750%
             on the next $200 million          0.535%                   0.625%
             in excess of $200 million         0.410%                   0.500%

For Precious Metals Fund, Harbor Capital Management Company, Inc. ("Harbor Cap-ital"), is a consultant to EIMC and its subsidiary pursuant to a Consultant Agreement. In accordance with the terms of the Consultant Agreement, Harbor Capital provides EIMC with monthly reports discussing the world's gold bullion markets, the gold stock markets, and advice regarding economic factors and trends in the precious metals sectors. For its services, Harbor Capital receives from EIMC a fee at the annual rate of
 .035% of the Fund's average daily net assets. Expenses associated with these services are a cost of EIMC and are not a Fund expense.

Mentor Perpetual Advisors, LLC ("Mentor Perpetual"), an advisory firm organized in 1995, is owned equally by Perpetual Plc and Mentor Investment Advisors, LLC ("Mentor Advisors"). Mentor Perpetual, a subsidiary of First Union, serves as the investment advisor to the Perpetual Global Fund and the Perpetual Interna-tional Fund and is paid a management fee that is computed and paid daily at an annual rate of 1.10% on the first $75 million and 1.00% over $75 million on the Perpetual Global Fund's average daily net assets and 1.00% on the Perpetual In-ternational Fund's average daily net assets.

Evergreen Investment Services ("EIS"), an indirect, wholly-owned subsidiary of FUNB, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. Prior to March 15, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to each Fund except Perpetual Global Fund and Perpetual International Fund, and provided the offi-cers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

During the six months ended April 30, 2000, the following amounts were paid or accrued to EIS for administrative and sub-administrative services:

                                         Administration Sub-administration
                                              Fee              Fee
                                         ---------------------------------
         Emerging Markets Growth Fund..     $ 28,788          $1,736
         Global Leaders Fund...........      150,201           6,000
         Global Opportunities Fund.....       92,545               0
         International Growth Fund.....      285,005               0
         Latin America Fund............       12,113               0
         Perpetual Global Fund.........      176,633               0
         Perpetual International Fund..      103,348               0
         Precious Metals Fund..........       24,656               0

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Funds.

5. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, Class A incurs distributions fees equal to 0.25% of the average daily net asset of the class, all of which is used to pay for shareholder serv-ice fees. Class B and Class C incur distribution fees equal to 1.00% of the av-erage daily net assets of each class. Of this amount, 0.25% is used to pay for shareholder service fees and 0.75% is used to pay for distribution-related costs. Distribution Plan expenses are calculated and paid daily.

During the six months ended April 30, 2000, amounts paid or accrued to EDI pur-suant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                            Class A   Class B   Class C
                                            ----------------------------
         Emerging Markets Growth Fund...... $ 12,493 $   21,211 $  6,685
         Global Leaders Fund...............  193,079  1,110,992   24,983
         Global Opportunities Fund.........   80,121    746,374  136,975
         International Growth Fund.........  179,030    310,400   13,883
         Latin America Fund................    7,555    119,895   22,896
         Perpetual Global Fund.............  114,077      6,504  714,705
         Perpetual International Fund......  138,576     14,318  358,697
         Precious Metals Fund..............   78,217     50,926    1,798

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

Emerging Markets Growth Fund

                               Six Months Ended             Year Ended
                                April 30, 2000           October 31, 1999
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............   1,281,480  $ 15,402,049   3,543,290  $ 29,482,483
Automatic conversion of
 Class B shares to Class A
 shares...................      10,616       133,796          10            77
Shares redeemed...........  (1,354,264)  (16,316,813) (3,428,541)  (28,781,121)
Shares issued in
 reinvestment of
 distributions............           0             0       1,318        10,188
-------------------------------------------------------------------------------
Net increase (decrease)...     (62,168)     (780,968)    116,077       711,627
-------------------------------------------------------------------------------
Class B
Shares sold...............      98,904     1,135,607     407,049     3,522,757
Automatic conversion of
 Class B shares to Class A
 shares...................     (10,986)     (133,796)        (11)          (77)
Shares redeemed...........    (125,991)   (1,453,906)   (410,595)   (3,530,980)
Shares issued in
 reinvestment of
 distributions............           0             0         525         3,951
-------------------------------------------------------------------------------
Net decrease..............     (38,073)     (452,095)     (3,032)       (4,349)
-------------------------------------------------------------------------------
Class C
Shares sold...............      46,245       563,921     683,522     5,671,715
Shares redeemed...........     (27,000)     (302,690)   (645,248)   (5,421,662)
Shares issued in
 reinvestment of
 distributions............           0             0         128           965
-------------------------------------------------------------------------------
Net increase..............      19,245       261,231      38,402       251,018
-------------------------------------------------------------------------------
Class Y
Shares sold...............     503,696     6,219,949     606,350     5,374,900
Shares redeemed...........    (258,644)   (3,019,459) (1,201,144)   (9,809,452)
Shares issued in
 reinvestment of
 distributions............           0             0      12,822        99,883
-------------------------------------------------------------------------------
Net increase (decrease)...     245,052     3,200,490    (581,972)   (4,334,669)
-------------------------------------------------------------------------------
Net increase (decrease)...              $  2,228,658              $ (3,376,373)

--------------------------------------------------------------------------------

Global Leaders Fund

                              Six Months Ended                 Year Ended
                               April 30, 2000               October 31, 1999
                          --------------------------  -----------------------------
                            Shares        Amount         Shares         Amount
------------------------------------------------------------------------------------
Class A
Shares sold.............   40,295,078  $ 769,732,232   149,775,697  $ 2,553,984,674
Automatic conversion of
 Class B shares to Class
 A shares...............       58,537      1,173,161        29,476          486,432
Shares redeemed.........  (43,118,047)  (826,408,818) (149,220,868)  (2,545,616,938)
Shares issued in
 reinvestment of
 distributions..........      120,000      2,254,809             0                0
------------------------------------------------------------------------------------
Net increase
 (decrease).............   (2,644,432)   (53,248,616)      584,305        8,854,168
------------------------------------------------------------------------------------
Class B
Shares sold.............    1,543,526     28,855,789     2,983,412       49,075,131
Automatic conversion of
 Class B shares to Class
 A shares...............      (60,074)    (1,173,161)      (30,042)        (486,432)
Shares redeemed.........     (999,441)   (18,643,918)   (2,712,290)     (44,818,465)
Shares issued in
 reinvestment of
 distributions..........      198,173      3,632,517             0                0
------------------------------------------------------------------------------------
Net increase............      682,184     12,671,227       241,080        3,770,234
------------------------------------------------------------------------------------
Class C
Shares sold.............      120,337      2,238,130       436,197        7,288,074
Shares redeemed.........      (55,796)    (1,034,556)     (449,559)      (7,565,353)
Shares issued in
 reinvestment of
 distributions..........        3,744         68,542             0                0
------------------------------------------------------------------------------------
Net increase
 (decrease).............       68,285      1,272,116       (13,362)        (277,279)
------------------------------------------------------------------------------------
Class Y
Shares sold.............      318,496      6,194,063     1,229,283       20,568,567
Shares redeemed.........     (594,011)   (11,485,087)   (1,473,987)     (24,731,995)
Shares issued in
 reinvestment of
 distributions..........       37,105        704,619             0                0
------------------------------------------------------------------------------------
Net decrease............     (238,410)    (4,586,405)     (244,704)      (4,163,428)
------------------------------------------------------------------------------------
Net increase
 (decrease).............               $ (43,891,678)               $     8,183,695
------------------------------------------------------------------------------------

Global Opportunities Fund

                              Six Months Ended                 Year Ended
                               April 30, 2000               October 31, 1999
                          --------------------------  -----------------------------
                            Shares        Amount         Shares         Amount
------------------------------------------------------------------------------------
Class A
Shares sold.............    1,648,978  $  50,230,581     4,627,373    $  99,881,014
Automatic conversion of
 Class B shares to Class
 A shares...............       32,209        883,618        14,891          303,460
Shares redeemed.........   (1,732,734)   (51,907,878)   (5,772,965)    (124,989,786)
Shares issued in
 reinvestment of
 distributions..........      245,681      6,048,679       122,671        2,341,786
------------------------------------------------------------------------------------
Net increase
 (decrease).............      194,134      5,255,000    (1,008,030)     (22,463,526)
------------------------------------------------------------------------------------
Class B
Shares sold.............      945,349     27,727,757     1,129,857       22,630,544
Automatic conversion of
 Class B shares to Class
 A shares...............      (32,209)      (883,618)      (15,664)        (303,460)
Shares redeemed.........     (558,205)   (15,728,776)   (3,636,366)     (72,583,990)
Shares issued in
 reinvestment of
 distributions..........      700,434     16,095,967       395,618        7,188,374
------------------------------------------------------------------------------------
Net increase
 (decrease).............    1,055,369     27,211,330    (2,126,555)     (43,068,532)
------------------------------------------------------------------------------------
Class C
Shares sold.............      261,854      7,699,807       301,760        6,526,297
Shares redeemed.........     (102,002)    (2,975,480)     (818,441)     (16,857,938)
Shares issued in
 reinvestment of
 distributions..........       97,180      2,239,034        74,801        1,362,112
------------------------------------------------------------------------------------
Net increase
 (decrease).............      257,032      6,963,361      (441,880)      (8,969,529)
------------------------------------------------------------------------------------
Class Y
Shares sold.............       58,566      1,960,701       345,945        7,006,438
Shares redeemed.........      (33,623)    (1,132,512)     (338,842)      (6,872,243)
Shares issued in
 reinvestment of
 distributions..........          789         19,537           102            1,957
------------------------------------------------------------------------------------
Net increase............       25,732        847,726         7,205          136,152
------------------------------------------------------------------------------------
Net increase
 (decrease).............                $ 40,277,417                  $ (74,365,435)

--------------------------------------------------------------------------------

International Growth Fund

                             Six Months Ended              Year Ended
                              April 30, 2000            October 31, 1999
                          ------------------------  --------------------------
                            Shares       Amount       Shares        Amount
-------------------------------------------------------------------------------
Class A
Shares sold.............   8,293,046  $ 77,212,756   21,575,997  $ 171,780,072
Automatic conversion of
 Class B shares to Class
 A shares...............   1,590,160    14,978,987    1,347,930     10,713,110
Shares redeemed.........  (9,450,347)  (88,550,976) (25,523,574)  (203,568,111)
Shares issued in
 reinvestment of
 distributions..........     740,485     6,517,292            0              0
-------------------------------------------------------------------------------
Net increase
 (decrease).............   1,173,344    10,158,059   (2,599,647)   (21,074,929)
-------------------------------------------------------------------------------
Class B
Shares sold.............     950,258     8,803,373    1,787,282     13,964,924
Automatic conversion of
 Class B shares to Class
 A shares...............  (1,603,467)  (14,978,987)  (1,357,201)   (10,713,110)
Shares redeemed.........  (1,059,170)   (9,836,955)  (3,169,583)   (25,101,734)
Shares issued in
 reinvestment of
 distributions..........     367,890     3,169,605            0              0
-------------------------------------------------------------------------------
Net decrease............  (1,344,489)  (12,842,964)  (2,739,502)   (21,849,920)
-------------------------------------------------------------------------------
Class C
Shares sold.............     204,960     1,912,535    1,396,578     10,829,107
Shares redeemed.........    (229,171)   (2,106,101)  (1,578,331)   (12,298,336)
Shares issued in
 reinvestment of
 distributions..........      11,641       100,287            0              0
-------------------------------------------------------------------------------
Net decrease............     (12,570)      (93,279)    (181,753)    (1,469,229)
-------------------------------------------------------------------------------
Class Y
Shares sold.............  10,700,955    99,197,905   13,098,531    104,579,420
Shares redeemed.........  (6,621,862)  (62,290,322) (12,649,097)  (100,994,728)
Shares issued in
 reinvestment of
 distributions..........   3,418,624    30,025,803            0              0
-------------------------------------------------------------------------------
Net increase............   7,497,717    66,933,386      449,434      3,584,692
-------------------------------------------------------------------------------
Net increase
 (decrease).............              $ 64,155,202               $ (40,809,386)
-------------------------------------------------------------------------------

Latin America Fund

                             Six Months Ended              Year Ended
                              April 30, 2000            October 31, 1999
                          ------------------------  --------------------------
                            Shares       Amount       Shares        Amount
-------------------------------------------------------------------------------
Class A
Shares sold.............     201,720  $  2,182,881    1,930,232  $  14,545,208
Automatic conversion of
 Class B shares to Class
 A shares...............      11,661       135,955       34,610        210,139
Shares redeemed.........    (265,668)   (2,847,412)  (2,242,871)   (17,283,474)
-------------------------------------------------------------------------------
Net decrease............     (52,287)     (528,576)    (278,029)    (2,528,127)
-------------------------------------------------------------------------------
Class B
Shares sold.............      46,379       495,459    1,066,302      7,728,794
Automatic conversion of
 Class B shares to Class
 A shares...............     (12,122)     (135,955)     (35,725)      (210,139)
Shares redeemed.........    (519,211)   (5,375,924)  (2,826,857)   (20,333,293)
-------------------------------------------------------------------------------
Net decrease............    (484,954)   (5,016,420)  (1,796,280)   (12,814,638)
-------------------------------------------------------------------------------
Class C
Shares sold.............      55,846       551,285      427,770      3,341,817
Shares redeemed.........     (97,526)     (976,786)    (611,544)    (4,630,544)
-------------------------------------------------------------------------------
Net decrease............     (41,680)     (425,501)    (183,774)    (1,288,727)
-------------------------------------------------------------------------------
Class Y
Shares sold.............       5,932        63,813       58,016        485,219
Shares redeemed.........      (2,297)      (25,245)     (29,686)      (260,089)
-------------------------------------------------------------------------------
Net increase............       3,635        38,568       28,330        225,130
-------------------------------------------------------------------------------
Net decrease............              $ (5,931,929)              $ (16,406,362)

--------------------------------------------------------------------------------

Perpetual Global Fund

                                                     One-Month Period
                            Six Months Ended         Ended October 31,           Year Ended
                             April 30, 2000            1999 (a) (b)          September 30, 1999
                         ------------------------  ----------------------  ------------------------
                           Shares       Amount      Shares      Amount       Shares       Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold.............    784,431  $ 18,181,048   314,307  $ 10,270,258   4,607,081  $ 98,857,851
Shares redeemed......... (1,049,163)  (24,340,927) (538,932)  (15,634,634) (4,131,024)  (89,908,934)
Shares issued in
 reinvestment of
 distributions..........    546,667    11,725,991         0                   247,789     4,601,451
----------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    281,935     5,566,112  (224,625)   (5,364,376)    723,846    13,550,368
----------------------------------------------------------------------------------------------------
Class B (c)
Shares sold.............    148,977     3,482,177    43,920     1,030,263
Shares redeemed.........    (88,384)   (2,138,599)        0             0
Shares issued in
 reinvestment of
 distributions..........      2,735        58,641         0             0
----------------------------------------------------------------------------------------------------
Net increase............     63,328     1,402,219    43,920     1,030,263
----------------------------------------------------------------------------------------------------
Class C
Shares sold.............  3,101,705    68,816,040    98,302     2,176,993   1,142,468    23,500,042
Shares redeemed......... (3,167,523)  (70,206,310)  (67,902)   (1,508,791) (1,216,923)  (24,875,681)
Shares issued in
 reinvestment of
 distributions..........    928,783    18,798,562         0             0     452,424     8,053,145
----------------------------------------------------------------------------------------------------
Net increase............    862,965    17,408,292    30,400       668,202     377,969     6,677,506
----------------------------------------------------------------------------------------------------
Class Y
Shares sold.............      1,203        27,872         0             0           0             0
Shares redeemed.........       (663)      (15,106)        0             0           0             0
Shares issued in
 reinvestment of
 distributions..........          6           135         0             0           5            85
----------------------------------------------------------------------------------------------------
Net increase............        546        12,901         0             0           5            85
----------------------------------------------------------------------------------------------------
Net increase
 (decrease).............             $ 24,389,524            $ (3,665,911)             $ 20,227,959

--------------------------------------------------------------------------------
(a) For the one-month period ended October 31, 1999. The Fund changed its fis-cal year end from September 30 to October 31, effective October 31, 1999.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual Global Portfo-lio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respec-tively, of Evergreen Perpetual Global Fund. Class B shares of Mentor Per-petual International Portfolio were redesignated as Class C shares of Ever-green Perpetual Global Fund.
(c) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.

Perpetual International Fund

                             Six Months Ended              Year Ended
                              April 30, 2000          October 31, 1999 (a)
                          ------------------------  -------------------------
                            Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class A (b)
Shares sold..............  2,996,197  $ 55,753,515   8,955,978  $ 146,972,039
Automatic conversion of
 Class B shares to Class
 A shares................         49           940           0              0
Shares redeemed.......... (2,091,360)  (39,223,307) (8,308,120)  (138,054,461)
Shares issued in
 reinvestment of
 distributions...........    547,336     9,432,273           0              0
------------------------------------------------------------------------------
Net increase.............  1,452,222    25,963,421     647,858      8,917,578
------------------------------------------------------------------------------
Class B (c)
Shares sold..............    341,674     6,299,596      13,367        243,053
Automatic conversion of
 Class B shares to Class
 A shares................        (49)         (940)          0              0
Shares redeemed..........   (118,531)   (2,191,518)          0              0
Shares issued in
 reinvestment of
 distributions...........      5,118        88,843           0              0
------------------------------------------------------------------------------
Net increase.............    228,212     4,195,981      13,367        243,053
------------------------------------------------------------------------------
Class C
Shares sold..............  2,439,999    46,269,740   1,150,156     18,818,762
Shares redeemed.......... (1,637,383)  (31,290,200)   (723,566)   (11,761,221)
Shares issued in
 reinvestment of
 distributions...........    368,535     6,231,920           0              0
------------------------------------------------------------------------------
Net increase.............  1,171,151    21,211,460     426,590      7,057,541
------------------------------------------------------------------------------
Class Y
Shares sold..............     93,795     1,821,701          44            750
Shares redeemed..........   (314,271)   (5,959,212)   (390,913)    (6,130,434)
Shares issued in
 reinvestment of
 distributions...........     28,154       489,595           0              0
------------------------------------------------------------------------------
Net decrease.............   (192,322)   (3,647,916)   (390,869)    (6,129,684)
------------------------------------------------------------------------------
Net increase.............             $ 47,722,946              $  10,088,488

--------------------------------------------------------------------------------
(a) Effective October 18, 1999, shareholders of Mentor Perpetual International Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, re-spectively, of Evergreen Perpetual International Fund. Class B shares of Mentor Perpetual International Portfolio were redesignated as Class C shares of Evergreen Perpetual International Fund.
(b) As a result of the conversion of Mentor Perpetual International Portfolio to Evergreen Perpetual International Fund, the shareholders of Mentor Per-petual International Portfolio, Class E, became owners of that number of full and fractional shares of Evergreen Perpetual International Fund, Class A, having a net asset value equal to the net asset value of their shares immediately prior to the conversion of shares.
(c) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.

Precious Metals Fund

                               Six Months Ended             Year Ended
                                April 30, 2000           October 31, 1999
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............     811,237  $  9,143,664   4,753,120  $ 53,717,724
Automatic conversion of
 Class B shares to Class A
 shares...................     357,922     3,983,506     451,153     5,261,155
Shares redeemed...........  (1,467,356)  (16,479,184) (6,526,818)  (73,614,764)
-------------------------------------------------------------------------------
Net decrease..............    (298,197)   (3,352,014) (1,322,545)  (14,635,885)
-------------------------------------------------------------------------------
Class B
Shares sold...............     291,629     3,257,103   1,911,827    21,129,266
Automatic conversion of
 Class B shares to Class A
 shares...................    (363,472)   (3,983,506)   (454,370)   (5,261,155)
Shares redeemed...........    (370,290)   (4,125,260) (2,506,551)  (28,224,561)
-------------------------------------------------------------------------------
Net decrease..............    (442,133)   (4,851,663) (1,049,094)  (12,356,450)
-------------------------------------------------------------------------------
Class C
Shares sold...............      85,728       983,219   1,133,571    12,718,285
Shares redeemed...........    (104,413)   (1,190,860) (1,142,043)  (12,835,852)
-------------------------------------------------------------------------------
Net decrease..............     (18,685)     (207,641)     (8,472)     (117,567)
-------------------------------------------------------------------------------
Class Y (a)
Shares sold...............          96         1,000
Shares redeemed...........           0             0
-------------------------------------------------------------------------------
Net increase..............          96         1,000
-------------------------------------------------------------------------------
Net decrease..............              $ (8,410,318)             $(27,109,902)
-------------------------------------------------------------------------------

(a) For the period February 29, 2000 (commencement of class operations) to April 30, 2000.

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended April 30, 2000:

                                                  Cost of      Proceeds
                                                 Purchases    from Sales
                                                -------------------------
         Emerging Markets Growth Fund.......... $ 23,106,969 $ 21,519,829
         Global Leaders Fund...................   86,200,492  108,945,134
         Global Opportunities Fund.............  258,130,452  252,045,418
         International Growth Fund.............  598,133,571  575,520,259
         Latin America Fund....................    4,564,802   10,733,884
         Perpetual Global Fund.................  213,398,056  235,830,502
         Perpetual International Fund..........  148,457,520  129,640,840
         Precious Metals Fund..................   14,823,143   22,018,442

At April 30, 2000, Global Opportunities Fund, International Growth Fund, Per-petual Global Fund and Perpetual International Fund had forward foreign ex-change contracts outstanding as follows:

Global Opportunities Fund

Forward Foreign Currency Exchange Contracts to Buy:

     Exchange                            U.S. Value at  In Exchange Unrealized
       Date       Contracts to Receive   April 30, 2000 for U.S. $     Loss
    --------------------------------------------------------------------------
     5/15/2000  466,450,000 Japanese Yen   $4,331,436   $4,414,214   $(82,778)

Forward Foreign Currency Exchange Contracts to Sell:

     Exchange                              U.S. Value at  In Exchange Unrealized
       Date        Contracts to Deliver    April 30, 2000 for U.S. $     Gain
    ----------------------------------------------------------------------------
     5/15/2000  1,318,300,980 Japanese Yen  $12,241,691   $12,280,000  $38,309

International Growth Fund

Forward Foreign Currency Exchange Contracts to Buy:

     Exchange                              U.S. Value at  In Exchange Unrealized
       Date        Contracts to Receive    April 30, 2000 for U.S. $     Gain
    ----------------------------------------------------------------------------
     5/15/2000  6,017,700,442 Japanese Yen  $55,880,130   $56,055,000  $174,870

Forward Foreign Currency Exchange Contracts to Sell:

     Exchange                              U.S. Value at  In Exchange Unrealized
       Date        Contracts to Deliver    April 30, 2000 for U.S. $     Gain
    ----------------------------------------------------------------------------
     5/15/2000  2,369,972,800 Japanese Yen  $22,007,475   $23,200,000 $1,192,525

Perpetual Global Fund

Forward Foreign Currency Exchange Contracts to Sell:

     Exchange                              U.S. Value at  In Exchange Unrealized
       Date        Contracts to Deliver    April 30, 2000 for U.S. $     Gain
    ----------------------------------------------------------------------------
     1/29/2001  2,145,727,500 Japanese Yen  $20,899,472   $21,500,000  $600,528

Perpetual International Fund

Forward Foreign Currency Exchange Contracts to Sell:

     Exchange                              U.S. Value at  In Exchange Unrealized
       Date        Contracts to Deliver    April 30, 2000 for U.S. $     Gain
    ----------------------------------------------------------------------------
     1/29/2001  2,664,840,500 Japanese Yen  $25,955,653   $26,700,000  $744,347

At April 30, 2000, the International Growth Fund had open futures contracts outstanding as follows:

                                      Initial
                                     Contract        Value at      Unrealized
     Expiration      Contracts        Amount      April 30, 2000      Loss
    ---------------------------------------------------------------------------
     06/2000       107 Nikkei 225   $10,945,825     $9,737,000     ($1,208,825)

For the six months ended April 30, 2000 Global Opportunities Fund, Perpetual Global Fund and Perpetual International Fund loaned securities to certain qual-ified brokers who paid the Funds a negotiated lenders' fee. These fees are in-cluded in interest income. Global Opportunities Fund participated in this pro-gram during the six months, but did not participate at the period ending April 30, 2000. At April 30, 2000, the value of securities on loan and the value of collateral (including accrued interest) were as follows:

                                                   Value of
                                                  Securities   Value of
                                                    on Loan   Collateral
                                                  -----------------------
         Perpetual Global Fund................... $25,195,438 $26,424,842
         Perpetual International Fund............  27,098,135  29,357,213

During the six months ended April 30, 2000, Global Opportunities Fund, Perpet-ual Global Fund and Perpetual International Fund earned $82,233, $64,479, and $80,619 respectively, in income from securities lending.

For Federal tax purposes, the following funds had capital loss carryforwards as of October 31, 1999:

                                       Capital Loss
                                       Carryforward Expiration
                                       -----------------------
         Emerging Markets Growth Fund  $10,853,315     2006
         Global Leaders Fund               998,597     2005
         International Growth Fund      22,838,189     2005
         Latin America Fund             18,870,605     2006
                                         5,971,777     2007
         Precious Metals Fund           50,308,129     2006
                                        33,416,250     2007

8. EXPENSE REDUCTIONS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of expense reductions re-ceived by each Fund and the impact of the total expense reductions on each Fund's annualized expense ratio represented as a percentage of its average net assets were as follows:

                                               Total Expense % of Average
                                                Reductions    Net Assets
                                               --------------------------
         Emerging Markets Growth Fund.........    $ 3,788       0.01%
         Global Leaders Fund..................      8,390       0.00%
         Global Opportunities Fund............     11,814       0.01%
         International Growth Fund............     17,716       0.00%
         Latin America Fund...................      1,218       0.01%
         Perpetual Global Fund................      9,318       0.01%
         Perpetual International Fund.........      6,777       0.01%
         Precious Metals Fund.................      1,888       0.01%

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

On July 27, 1999, certain Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. The Perpetual Global Fund and Perpetual Inter-national Fund entered into this agreement on August 6, 1999. Under this agree-ment, the Lenders provide an unsecured revolving credit commitment in the ag-gregate amount of $1.050 billion. The credit facility is allocated, under the terms of the financing agreement, among the Lenders. The credit facility is ac-cessed by the Funds for temporary or emergency purposes to fund the redemption of their shares or for general working capital purposes as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused portion of the revolving credit commitment. The com-mitment fee is allocated to all funds. For its assistance in arranging this fi-nancing agreement, First Union Capital Markets Corp. was paid a one-time ar-rangement fee of $250,000. State Street serves as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allo-cated to all the funds.

Below is a summary of the borrowing activity for each Fund that significantly utilized the line of credit during the six months ended April 30, 2000:

                            Interest
                           Expense as
                             a % of   Number of   Average   Weighted   Maximum
                            Average   Days the     Daily    Average     Daily
                  Interest Daily Net   LOC was    Balance   Interest   Balance
                  Expense    Assets     used    Outstanding   Rate   Outstanding
--------------------------------------------------------------------------------
Global Leaders
 Fund...........  $ 93,559   0.02%        90    $2,857,991   6.694%  $21,041,000
Perpetual Global
 Fund...........   122,772   0.10%       122     5,365,623   6.752%   17,038,000

11. CONCENTRATION OF CREDIT RISK

The Funds may invest a substantial portion of its assets in an industry or sec-tor and, therefore, may be more affected by changes in the industry or sector than would be a comparable mutual fund that is not weighed in any industry or sector.

                                Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged
Short Intermediate Municipal Bond Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund
Tax-Free High Income Fund

Income
Short-Duration Income Fund
Intermediate Term Bond Fund
U.S. Government Fund
Quality Income Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
Tax Strategic Foundation Fund
Foundation Fund
Balanced Fund

Growth & Income
Utility Fund
Income and Growth Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund
Select Equity Index Fund

Domestic Growth
Tax Strategic Equity Fund
Capital Growth Fund
Stock Selector Fund
Evergreen Fund
Strategic Growth Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Growth Fund
Aggressive Growth Fund
Select Special Equity Fund

Global International
Global Leaders Fund
Perpetual Global Fund
International Growth Fund
Perpetual International Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com

                                                                541076    6/2000

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                                                                   PRSRT STD
[LOGO OF EVERGREEN FUNDS]                                        U.S. POSTAGE
                                                                     PAID
200 Berkeley Street                                               HUDSON, MA
Boston,MA 02116                                                  PERMIT NO. 19
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